Exhibit 10.1
                                                                    ------------



                       FIRST AMENDMENT TO CREDIT AGREEMENT



         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is dated as of November 6, 2000 among GUILFORD MILLS, INC. (the "Borrower"), WACHOVIA BANK, N.A., as Administrative Agent, FIRST UNION NATIONAL BANK, as Syndication Agent, BANK ONE, NA, as Documentation Agent and WACHOVIA BANK, N.A., FIRST UNION NATIONAL BANK, BANK ONE, NA, and BRANCH BANKING AND TRUST COMPANY, as Banks (collectively, the "Banks");


                              W I T N E S S E T H :
                              ---------------------

         WHEREAS, the Borrower, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks executed and delivered that certain Credit Agreement, dated as of May 26, 2000 (the "Credit Agreement");

         WHEREAS, the Borrower has requested and the Administrative Agent and the Banks have agreed to certain amendments to the Credit Agreement, subject to the terms and conditions hereof;

         NOW, THEREFORE, for and in consideration of the above premises and other good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged by the parties hereto, the Borrower, the Administrative Agent and the Banks hereby covenant and agree as follows:

         1. Definitions. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

         2. Amendment to Section 1.01. Section 1.01 of the Credit Agreement hereby is amended by (i) deleting the definitions of "Newly Designated Subsidiary", "Non-Significant Foreign Subsidiary", "Significant Domestic Subsidiary" and "Significant Foreign Subsidiary", (ii) amending and restating each of the following definitions which previously were contained in Section
1.01 of the Credit Agreement and (iii) adding to the Credit Agreement the following definitions which were not previously contained in Section 1.01 of the Credit Agreement.



                           "A-Advanced" means A-Advanced Mini Storage, LLC, a limited liability company in which the Borrower owns 50% of the

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         membership interests and two individuals not otherwise affiliated with the Borrower each own the other 25%.

                           "A-Advanced GuarantY" means the unconditional guaranty of payment executed and delivered by the Borrower and the other members of A-Advanced in favor of Wachovia, guaranteeing payment of the principal, interest, fees, costs and other amounts arising in connection with to revolving and term loan obligations of A-Advanced to Wachovia in the maximum principal amount of $2,550,000 incurred to construct mini-ware houses on land owned by the Borrower and leased to A-Advanced.

                           "A-Advanced Guaranty Obligations" means the obligations of the Borrower to Wachovia under the A-Advanced Guaranty.

                           "Applicable Restructuring Charges" means, for each applicable quarterly reporting period in which such charges should be included: (i) restructuring charges incurred in the fourth Fiscal Quarter of the 2000 Fiscal Year in an amount not exceeding $28,645,000, described in the Restructuring Charges Letter; (ii) restructuring charges to be incurred in each Fiscal Quarter of the 2001 Fiscal Year described in the Restructuring Charges Letter; provided, that the aggregate of such Applicable Restructuring Charges for the 2001 Fiscal Year shall not exceed $14,015,000.

                           "Asset Dispositions" means, subject to the Asset Letter, any disposition, whether by sale, lease, assignment or other transfer of (a) any of the assets of the Borrower or its Domestic Subsidiaries (other than a Receivables Subsidiary), including, without limitation, pursuant to any Permitted Factoring Arrangements and any Receivables Securitization Program, and (b) any of the assets of a Foreign Subsidiary pursuant to a Foreign Sale-Leaseback Transaction.

                           "Asset Letter" means a letter dated November 6, 2000 from the Borrower to the Agent, the Banks and the Senior Note Holders designated the Asset Letter.

                           "Bank Letter of Credit Obligations" means all reimbursement obligations and all other obligations, including interest, fees, costs and indemnification amounts, incurred or arising from any standby or trade letters of credit issued by any Bank or Affiliate thereof for the account of the Borrower or any Subsidiary.

                           "Cash Deposits" has the meaning set forth in Section 5.26.

                           "Cash Deposit Limits" has the meaning set forth in
         Section 5.26.

                           "Consolidated Total EBITDA" means, as to the Borrower and its Consolidated Subsidiaries calculated for each Fiscal Quarter then ending, and the immediately preceding 3 Fiscal Quarters (determined on a consolidated basis and in accordance with GAAP), the sum of (a) Consolidated Net Income, plus (b) Consolidated Interest Expense (to the extent subtracted from Consolidated Net Income), plus
         (c) Amortization (to the extent subtracted from Consolidated Net Income), plus (d) Depreciation (to the extent subtracted from Consolidated Net Income), plus (e) consolidated tax expenses for such


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         period (to the extent subtracted from Consolidated Net Income), minus or plus (f) to the extent included in Consolidated Net Income, any non-operating gains and losses, up to but not in excess of $2,500,000, plus (g) non cash charges up to but not in excess of $5,000,000, plus
         (h) Applicable Restructuring Charges.

                           "Contribution Agreement" means the Amended and Restated Contribution Agreement of even date with the First Amendment Effective Date in substantially the form of Exhibit L to be executed by the Borrower and each of the Guarantors.

                           "Domestic Stock Pledge Agreement" means the Amended and Restated Domestic Stock Pledge Agreement, substantially in the form of Exhibit J, and to be executed by the Borrower and each Guarantor owning Domestic Subsidiaries, agreeing to pledge to the Collateral Agent pursuant thereto, for the equal and ratable benefit of the Secured Parties, all of the outstanding capital stock of all Domestic Subsidiaries, to secure the payment of all of the Secured Obligations, as any of the foregoing may be amended or supplemented from time to time.

                           "First Amendment Effective Date" means November 6, 2000.

                           "Foreign Capital Lease" means any lease by any Foreign Subsidiary entered into after the First Amendment Effective Date of any Property or other assets not located in any state or territory of the United States of America or the District of Columbia, where such lease is required to be treated as a capital lease in accordance with GAAP and the lessor obtains no interest in any of the Collateral, any Plants or any Other Real Property which is encumbered by a Mortgage.

                           "Foreign Sale-Leaseback Transaction" means any transaction pursuant to which any Foreign Subsidiary sells any Property or other asset to a another Person and then leases back such Property or other asset not located in any state or territory of the United States of America or the District of Columbia from such other Person and the lessor obtains no interest in any assets of the Borrower or any Subsidiary, other than the Property or assets leased pursuant thereto.

                           "Foreign Stock Pledge Agreement" means, collectively,
         (i) the Amended and Restated Foreign Stock Pledge Agreement, substantially in the form of Exhibit M, and (ii) and if requested by the Administrative Agent, any pledge or other agreement which may be required pursuant to applicable law in the jurisdiction in which a Direct Foreign Subsidiary is located, in each case to be executed and delivered by the Borrower and each Domestic Subsidiary which owns any Direct Foreign Subsidiaries, agreeing to pledge to the Collateral Agent pursuant thereto, for the ratable benefit of the Secured Parties, 65% of the capital stock of all Direct Foreign Subsidiaries, to secure the payment of all of the Secured Obligations, as any of the foregoing may be amended or supplemented from time to time.


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                           "Guarantors" means any Domestic Subsidiary which is a
         Domestic Subsidiary on the First Amendment Effective Date and any
         Person which becomes a Domestic Subsidiary and a Guarantor pursuant to
         Section 5.21; in each case subject to the provisions of Section
         5.21(b).

                           "Guaranty" means the Amended and Restated Guaranty Agreement of even date with the First Amendment Effective Date in substantially the form of Exhibit "K" to be executed by the Guarantors, unconditionally and jointly and severally Guaranteeing payment of the Bank Obligations.

                           "Intercreditor Agreement" means the Amended and Restated Intercreditor Agreement dated as of October 13, 2000, substantially in the form of Exhibit N, among the Collateral Agent, the Banks, The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C. M. Life Insurance Company, together with the Acknowledgment and Agreement of the Borrower and the Guarantors at the end thereof, as it may be amended or supplemented from time to time.

                           "Interest Coverage Ratio" means the ratio of (i) Consolidated Total EBITDA to (ii) Consolidated Interest Expense.

                           "Net Proceeds of Asset Dispositions" means, in connection with any Asset Disposition , the proceeds thereof in the form of cash and cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Disposition, after deducting therefrom, as applicable, (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, amounts required to be applied to the repayment of Debt secured by a Lien on any asset which is the subject of such Asset Disposition and other customary fees and expenses actually incurred in connection therewith and (ii) taxes paid or reasonably estimated by the Borrower or any Subsidiary to be payable as a result thereof (including withholding taxes incurred in connection with cross-border transactions, if applicable).

                           "Net Proceeds of Debt" means, in connection with the issuance or incurrence by the Borrower or any Subsidiary of any Debt of the types described in clauses (i), (ii), or (vi) of the definition of "Debt" (including in connection with incurrence by any Foreign Subsidiary of any obligations under Foreign Capital Leases or other Permitted Foreign Debt, but not including in "Net Proceeds of Debt" any replacements, refundings or refinancings of existing Debt, except to the extent, if any, that the principal amount thereof is increased), the cash proceeds received from such issuance or incurrence, or, with respect to Foreign Capital Leases, the gross purchase price of the assets subject thereto, in each case net of attorneys' fees, investment banking fees, agent's fees, facility fees, accountants' fees and other customary fees and expenses actually incurred in connection therewith,


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

         or sales or recording taxes incurred by a Foreign Subsidiary in connection with any Foreign Capital Leases.

                           "Patent Assignment" means the Amended and Restated Patent Collateral Assignment, substantially in the form of Exhibit P, to be executed and delivered by the Borrower and each applicable Guarantor, granting to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a first priority collateral assignment of the patents described therein to secure the Secured Obligations, together with all amendments and supplements thereto.

                           "Permitted Foreign Debt" means any Debt incurred by a Foreign Subsidiary consisting of (i) any Foreign Capital Lease or (ii) any other Debt to a Person which is not affiliated with the Borrower or any Subsidiaries which is not secured by any of the Collateral, any Plants or any Other Real Property which is encumbered by a Mortgage.

                           "Restricted Payment" means (i) any dividend or other distribution on any shares of the Borrower's Capital Stock (except dividends payable solely in shares of its Capital Stock) or (ii) any payment (other than solely in shares of its Capital Stock) on account of the purchase, redemption, retirement or acquisition of (a) any shares of the Borrower's Capital Stock (except shares acquired upon the conversion thereof into other shares of its Capital Stock) or (b) any option, warrant or other right to acquire shares of the Borrower's Capital Stock; provided, however, that Restricted Payment shall not include the issuance of shares in exchange for "underwater" stock options, issuance of restricted stock or payments related to the Stockholders' Agreement with the Borrower dated as of April 30, 1991, as amended, relating to the acquisition by the Borrower of certain of Charles A. Hayes' shares of Capital Stock; so long as (i) the Borrower continuously maintains key man life insurance on the life of Charles A. Hayes in an amount not less than $2,900,000, (ii) the proceeds of such insurance are applied toward such payment and (iii) the aggregate amount of such payment (including amounts paid with such insurance) does not exceed $2,900,000.

                           "Restructuring Charges Letter means a letter dated November 6, 2000 from the Borrower to the Agent, the Banks and the Senior Note Holders describing the Applicable Restructuring Charges.

                           "Secured Obligations" means the Bank Obligations, the Senior Note Obligations, the Cash Management Services Obligations, subject to the limitations contained in the Intercreditor Agreement, all Hedge Obligations with any Bank or Affiliate thereof, all Bank Letter of Credit Obligations, subject to the limitations contained in the Intercreditor Agreement, all A-Advanced Guaranty Obligations and other Secured Obligations described in the Intercreditor Agreement (pertaining to certain costs and expenses).

                           "Security Agreement" means the Amended and Restated Security Agreement, substantially in the form of Exhibit O, to be executed and delivered by the Borrower and each Guarantor, granting to the Collateral Agent, for the equal and ratable benefit of the Secured Parties, a first priority security interest in the personal property described therein, subject only to Permitted Encumbrances, to secure


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         the Secured Obligations, together with all amendments and supplements thereto.

         3. Amendment to Section 2.05(a). Section 2.05(a) hereby is amended by deleting the definition of "Applicable Margin" contained therein and the table following such definition and substituting the following therefor:

          "Applicable Margin" means:

                           (i) for the period commencing on the First Amendment
                  Effective Date Date to and including the first Performance Pricing Determination Date after the First Amendment Effective Date, (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, 4.25%; and

                           (ii) from and after the first Performance Pricing
                  Determination Date after the First Amendment Effective Date,
                  (x) for any Base Rate Loan, 0%, and (y) for any Euro-Dollar Loan or Foreign Currency Loan, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date.

                           Leverage Ratio                   Applicable Margin
                           --------------                   -----------------
                           < 1.75                           1.25%
                           => 1.75 and < 2.25               1.75%
                           => 2.25 and < 2.75               2.25%
                           => 2.75 and < 3.25               2.75%
                           => 3.25 and < 4.00               3.75%
                           => 4.00                          4.25%


         4. Amendment to Section 2.06(a). Section 2.06(a) hereby is amended by deleting the first sentence thereof and the table following such first sentence and substituting the following therefor:

                                        The Borrower shall pay to the
                  Administrative Agent, for the ratable account of each Bank, a commitment fee, calculated in the manner provided in the last paragraph of Section 2.05(a)(ii), on the aggregate daily amount of such Bank's Unused Commitment, at a rate per annum equal to: (i) for the period commencing on the First Amendment Effective Date to and including the first Performance Pricing Determination Date after the First Amendment Effective Date, 0.50%; and (ii) from and after the first Performance Pricing Determination Date after the First Amendment Effective Date, the percentage determined on each Performance Pricing Determination Date by reference to the table set forth below and the Leverage Ratio for the quarterly or annual period ending immediately prior to such Performance Pricing Determination Date:

                          Leverage Ratio                     Commitment Fee
                          --------------                     --------------
                          < 1.75                             0.25%
                          => 1.75 and < 2.75                 0.375%
                          =>2.75                             0.50%


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         5. Amendment to Section 2.10. Section 2.10 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 2.10     Mandatory Prepayments.

                                        (a) On each date on which the
                  Commitments are reduced pursuant to Section 2.07 or Section 2.08, the Borrower shall repay or prepay such principal amount of the outstanding Loans, if any (together with interest accrued thereon and any amount due under Section 8.05(a)), as may be necessary so that after such payment the aggregate unpaid principal amount of the Loans does not exceed the aggregate amount of the Commitments as then reduced. All such prepayments shall be applied first to the Syndicated Dollar Loan Notes and then to the Swing Loan Note.

                                        (b) If the Administrative Agent
                  determines at any time (either on its own initiative or at the instance of any Bank) that the aggregate principal amount of the Foreign Currency Loans outstanding (after converting each Foreign Currency Loan to its Dollar Equivalent on the date of calculation) at any time exceeds $25,000,000, then upon 5 Foreign Currency Business Days' written notice from the Administrative Agent, the Borrower shall prepay an aggregate principal amount of Foreign Currency Loans sufficient to bring the aggregate of the Foreign Currency Loans outstanding within an amount equal to $25,000,000. Nothing in the foregoing shall require the Administrative Agent to make any such calculation unless expressly requested to do so by the Required Banks.

                                        (c) Within 30 days of the end of each
                  Fiscal Quarter in which the Borrower or any Domestic Subsidiary receives Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Loans and Senior Notes (as provided in paragraph (j) below) in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (c).

                                        (d) After the First Amendment Effective
                  Date, as to all Asset Dispositions (other than in connection with a Receivables Securitization Program or Permitted Factoring Arrangement) with respect to which the Net Proceeds of Asset Disposition are equal to or greater than $100,000 (each a "Material Asset Disposition"), within 3 Domestic Business Days after the Borrower or any Domestic Subsidiary receives Net Proceeds of Asset Dispositions therefrom, the


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                  Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received from such Material Asset Disposition, and prepay the outstanding Loans and Senior Notes (as provided in paragraph (j) below) by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions in excess of $1,000,000 received from Material Asset Dispositions after the First Amendment Effective Date.

                                        (e) After the First Amendment Effective
                  Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Asset Dispositions so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph (j) below) in an aggregate principal amount equal to 65% of the amount of such Net Proceeds of Asset Dispositions.

                                        (f) After the First Amendment Effective
                  Date, within 3 Domestic Business Days after the Borrower or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt so received and prepay the outstanding Loans and Senior Notes (as provided in paragraph (j) below) in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the First Amendment Effective Date of $250,000.

                                        (g) After the First Amendment Effective
                  Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease, the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the outstanding Loans and Senior Notes (as provided in paragraph (i) below) in an aggregate principal amount equal to 65% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                                        (h) After the First Amendment Effective
                  Date, within 3 Domestic Business Days after the Borrower or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Borrower or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Borrower shall certify to the Administrative Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Loans and Senior Notes (as provided in paragraph (j) below) in an


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                  aggregate principal amount equal to 100% of the amount of such
                  Net Proceeds of Capital Stock.

                                        (i) After the First Amendment Effective
                  Date, within 3 Domestic Business Days after each date on which the aggregate amount of Cash Deposits exceeds the Cash Deposit Limit, the Borrower shall prepay the Loans by an amount equal to the excess.

                                        (j) The amount of all prepayments
                  pursuant to paragraphs (c) through (h), inclusive, shall be made ratably (based on the aggregate outstanding principal amount of Loans and under the Senior Notes) to (x) the Agent, for the ratable benefit of the Banks and (y) ratably to the Senior Note Holders, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments. In the event any Senior Note Holder declines any such prepayment, the prepayments shall be made ratably based on the aggregate outstanding principal amount of Loans and under the Senior Notes held by Senior Note Holders who have not declined such prepayment. The Commitments shall be ratably reduced by the amount of all such prepayments received by the Agent pursuant to paragraphs (c) through (h), inclusive.

                                        (k) Each such payment or prepayment
                  pursuant to this Section 2.10 shall be applied ratably to the Loans of the Banks outstanding on the date of payment or prepayment in the following order of priority:(i) first, to Syndicated Loans which are Base Rate Loans; (ii) secondly, to Swing Loans which are Base Rate Loans; (iii) thirdly, to Euro-Dollar Loans; (iv) fourthly, to Syndicated Loans which are Foreign Currency Loans, and (v) lastly, to Swing Loans which are Foreign Currency Loans.

         6. Amendment to Section 4.04(b). Section 4.04(b) hereby is amended by deleting it in its entirety and substituting the following therefor:

                                        (b) Since October 3, 1999 there has been
                  no event, act, condition or occurrence having a Material Adverse Effect, except to the extent, if any, any event, act, condition or occurrence disclosed in public filings with the Securities and Exchange Commission prior to the First Amendment Effective Date could have a Material Adverse Effect.

         7. Amendment to Section 5.01(c). Section 5.01(c) hereby is amended by deleting it in its entirety and substituting the following therefor:

                                        (c) simultaneously with the delivery of
                  each set of financial statements referred to in paragraphs (a) and (b) above, a certificate, substantially in the form of Exhibit F (a "Compliance Certificate"), of the chief financial officer, the chief accounting officer or the treasurer of the Borrower (i) setting forth in reasonable detail the calculations required to establish whether the Borrower was in compliance with the requirements of Section 5.05, 5.15, 5.16, 5.17, 5.19, 5.20, 5.23, 5.24, 5.27 and (when applicable) 5.28 on the date of such financial statements and (ii) stating


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

                  whether any Default exists on the date of such certificate and, if any Default then exists, setting forth the details thereof and the action which the Borrower is taking or proposes to take with respect thereto;

         8. Amendment to Section 5.05(c). Section 5.05(c) hereby is amended by deleting it in its entirety and substituting the following therefor:

                                        (c) the foregoing limitation on the
                  sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 2.10, 5.21(b) and 5.22(b), if applicable:

                                                    (1) any Foreign
                                        Sale-Leaseback;

                                                    (2) during any Fiscal
                                        Quarter, a transfer of assets or the
                                        discontinuance or elimination of a
                                        business line or segment (in a single
                                        transaction or in a series of related
                                        transactions) unless the aggregate
                                        assets to be so transferred or utilized
                                        in a business line or segment to be
                                        discontinued, when combined with all
                                        other assets transferred or utilized in
                                        a business line or segment to be
                                        discontinued, in such Fiscal Quarter and the most recent 3 consecutive Fiscal Quarters then ended, either (x) constituted more than 10% of
                                        Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Quarter for which the Borrower has supplied financial statements pursuant to this Agreement, or (y) contributed more than 10% of
                                        Consolidated Operating Income during the most recent 4 consecutive Fiscal Quarters for which the Borrower has supplied financial statements pursuant to this Agreement (disregarding any Fiscal Quarter in which there was an operating loss, on a consolidated basis); provided, that, notwithstanding the foregoing, in no event shall any disposition of assets pursuant to this
                                        Section 5.05(c)(2) be permitted in the
                                        event that after such disposition, the
                                        requirements of the final paragraph of
                                        Section 5.21(a) would not be satisfied
                                        or Consolidated Total Assets shall be
                                        less than 90% of Consolidated Total
                                        Assets measured as of the end of the
                                        Fiscal Year ended October 3, 1999, and
                                        the Collateral Agent shall release any
                                        Liens which it has on any such assets
                                        sold as permitted by this Section
                                        5.05(c)(2), or

                                                    (3) the Borrower may enter
                                        into an arrangement to sell Receivables
                                        pursuant to a Receivables Securitization
                                        Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than 2.50 to 1.00.



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

         9. Amendment to Section 5.07(b). The last sentence of Section 5.07(b) hereby is deleted and the following is substituted therefor:

                                        The Borrower agrees, at the request of
                  the Administrative Agent, (i) once in each year, beginning with 2001, to request and obtain a current statement of the withdrawal liability of the Borrower and members of the Controlled Group from each Multiemployer Plan, if any, and
                  (ii) to transmit a copy of such statement to the Administrative Agent and the Banks within fifteen (15) days after the Borrower receives the same.


         10. Amendment to Section 5.15. Section 5.15 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.15 Investments. Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) existing Investments described in Schedule 5.15 and Debt permitted by
         Section 5.24, (ii) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date; (iii) deposits required by landlords, government agencies or public utilities; (iv) Investments in direct obligations of the United States Government maturing within one year, (v) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (vi) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition,
         (vii) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc.,
         (viii) Investments in the Borrower or any Guarantor, (ix) loans and advances to Subsidiaries which are in existence on the First Amendment Effective Date and are evidenced by Pledged Notes, (x) Investments in a Receivables Subsidiary pursuant to a Receivables Securitization Program, (xi) conversion of debt in existence on the First Amendment Effective Date which arose from loans to American Textil S.A. de C.V. and Unger Fabrik, LLC to equity, (xii) total Investments made in the infrastructure project in Tamaulipas, Mexico, in an aggregate amount not exceeding $12,500,000, (xiii) total Investments made for other capital expenditures in Tamaulipas, Mexico for the completion of dyeing, finishing and knitting and related facilities in an aggregate amount not exceeding $57,900,000, (xiv) loans made after the First Amendment Effective Date for working capital to be used in Tamaulipas, Mexico in an aggregate amount not exceeding $16,000,000, (xv) transfer of equipment in an aggregate amount not exceeding $3,000,000 from the United States to Tamaulipas or Mexico City, Mexico, (xvi) Investments made after the First Amendment Effective Date in Brazil in an aggregate amount not exceeding $2,000,000 (xvii) Investments made after the First

         Amendment Effective Date in the Czech Republic in an aggregate amount not exceeding $1,500,000, consisting of up to $800,000 in transfers of equipment to the Czech Republic and up to $700,000 in working capital loans from cash available in the United Kingdom, (xviii) Investments made after the First Amendment Effective Date in American Textil S.A. de C.V. in an aggregate amount not exceeding $1,000,000, (xix) Investments made after the First Amendment Effective Date in Unger Fabrik, LLC in an aggregate amount not exceeding $1,000,000 (except that if Unger Fabrik, LLC becomes a Guarantor hereunder, clause (viii) above shall be applicable and this clause shall have no further force or effect), (xx) in addition to other Investments permitted by this Section, other Investments made after the First Amendment Effective Date in Mexico in an aggregate amount not exceeding $1,000,000, (xxi) other Investments made in Foreign Subsidiaries created after the First Amendment Effective Date, so long as the amount of such Investment in any such new Foreign Subsidiary does not exceed the statutory minimum amount required by applicable law in order to create such new Foreign Subsidiary, and the aggregate amount of all such Investments does not exceed $100,000 and (xxii) Investments in Grupo Ambar S.A. de C.V. necessary to acquire the 5% of the common stock therein not owned by the Borrower in the event the owner of such 5% interest exercises a put right or the Borrower exercises a call right pertaining thereto, so long as such Investments do not involve the payment of cash or cash equivalents as part of the purchase price or consideration paid to such owner (other than pursuant to a subordinated loan arrangement in which such loan is fully subordinated in all respects to the Bank Obligations, with no interest or principal being payable thereunder until all Bank Obligations have been repaid in full and all Commitments terminated); provided that after giving effect to the making of any Investments permitted by clauses (xi) through (xxi) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.


         11. Amendment to Section 5.16(j). Section 5.16(j) hereby is amended by deleting it in its entirety and substituting the following therefor:

                           (j) Liens on assets leased pursuant to Foreign Capital Leases or other Permitted Foreign Debt and Liens permitted by
         Section 5.23 in connection with Permitted Factoring Arrangements.

         12. Amendment to Section 5.17. Section 5.17 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.17 Interest Coverage Ratio. The Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

----------------------------------------- ----------------------------------
FISCAL QUARTER                            MINIMUM INTEREST
                                          COVERAGE RATIO
----------------------------------------- ----------------------------------
4th of 2000 Fiscal Year                            4.00
----------------------------------------- ----------------------------------
1st of 2001 Fiscal Year                            3.05
----------------------------------------- ----------------------------------
2nd of 2001 Fiscal Year                            2.65
----------------------------------------- ----------------------------------
3rd of 2001 Fiscal Year                            2.75
----------------------------------------- ----------------------------------
4th of 2001 Fiscal Year                            3.20
----------------------------------------- ----------------------------------
1st  of 2002 Fiscal Year                           3.80
----------------------------------------- ----------------------------------
2nd of 2002 Fiscal Year                            4.00
----------------------------------------- ----------------------------------
3rd of 2002 Fiscal Year                            4.50
----------------------------------------- ----------------------------------
4th of 2002 Fiscal Year and                        5.00
thereafter
----------------------------------------- ----------------------------------


         13. Amendment to Section 5.18 Section 5.18 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.18 Restricted Payments. The Borrower will not declare or make any Restricted Payment during any Fiscal Year.

         14. Amendment to Section 5.19. Section 5.19 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.19 Leverage Ratio. The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

----------------------------------------- ----------------------------------
FISCAL QUARTER                            LEVERAGE RATIO
----------------------------------------- ----------------------------------
4th of 2000 Fiscal Year                            4.25
----------------------------------------- ----------------------------------
1st of 2001 Fiscal Year                            4.35
----------------------------------------- ----------------------------------
2nd of 2001 Fiscal Year                            4.50
----------------------------------------- ----------------------------------
3rd of 2001 Fiscal Year                            3.75
----------------------------------------- ----------------------------------
4th of 2001 Fiscal Year                            2.95
----------------------------------------- ----------------------------------
1st  of 2002 Fiscal Year                           2.55
----------------------------------------- ----------------------------------
2nd of 2002 Fiscal Year                            2.50
----------------------------------------- ----------------------------------
3rd of 2002 Fiscal Year                            2.25
----------------------------------------- ----------------------------------
4th of 2002 Fiscal Year and                        2.00
thereafter
----------------------------------------- ----------------------------------

         15. Amendment to Section 5.21. Section 5.21 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.21 Domestic Subsidiaries to Become
         Guarantors; Release of Guarantors to be Sold.

                           (a) If the Borrower acquires or creates a Domestic Subsidiary (other than a Receivables Subsidiary) at any time after the First Amendment Effective Date, then (1) within 10 Domestic Business Days after the Borrower acquires or creates such Domestic Subsidiary, it must so notify the Administrative Agent, and (ii) within 10 Domestic Business Days after giving such notice, such Domestic Subsidiary must:
         (A) become a Guarantor by (x) executing and delivering to the Administrative Agent a counterpart of or joinder agreement pertaining to the Guaranty and a counterpart of or joinder agreement pertaining to the Contribution Agreement, thereby becoming a party to each of them,
         (y) delivering to the Administrative Agent an opinion of counsel to such Subsidiary substantially in the form of Exhibit B-1, but limited to such Domestic Subsidiary, and excluding paragraph 2 thereof, and (z) delivering to the Administrative Agent documents pertaining to such Domestic Subsidiary reasonably requested by the Administrative Agent of the types described in paragraph (f) of Section 3.01; and (B) execute and deliver such Security Documents pursuant to Section 5.25(b) as it would have been required to execute pursuant thereto if it had been a Guarantor on the Closing Date.

                           (b) In the case of any Guarantor the stock of which is to be sold, such Guarantor may submit to the Administrative Agent a request for a release of its obligations under the Guaranty, and such Guarantor shall be entitled to obtain from the Administrative Agent a written release from the Guaranty, a written termination of all of its obligations under all Security Documents executed by it and a written release, a termination of all Liens under all such Security Documents, and the Borrower shall be entitled to obtain a written release from the Domestic Stock Pledge Agreement with respect to the capital stock of such Guarantor; provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that (A) the provisions of
         Section 5.05 will not be breached by such sale, (B) all loans to such Guarantor from the Borrower or any other Guarantor have been repaid in full, (C) the net purchase price to be realized by the seller of such Guarantor for such sale will be not less than 100% of the fair market value of such Guarantor, as determined in good faith by the Borrower's board of directors, and (D) no Event of Default is in existence or will be caused as a result of such sale, and upon obtaining such written release, it shall no longer be a Guarantor for any purpose hereunder or under the Guaranty.

         16. Amendment to Section 5.22. Section 5.22 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.22 Pledge of Stock of Direct Foreign Subsidiaries; Release with respect to Certain Guarantors to be Sold.

                           (a) If the Borrower or any Domestic Subsidiary acquires or creates a Direct Foreign Subsidiary at any time after the First Amendment Effective Date, then (1) within 10 Domestic Business Days after the Borrower or such Domestic Subsidiary acquires or creates such Direct Foreign Subsidiary, the Borrower must so notify the Administrative Agent, and (ii) within 10 Domestic Business Days after giving such notice, the Borrower or such Domestic Subsidiary must execute and deliver a Foreign Stock Pledge Agreement with respect to 65% of the capital stock of such Direct Foreign Subsidiary together with the powers of attorney pursuant thereto and evidence of registration of the pledge or such other document or other writing which the Administrative Agent may reasonably require with respect thereto.

                           (b) In the case of any Guarantor the stock of which is to be sold, if such Guarantor has executed a Foreign Stock Pledge Agreement with respect to any Direct Foreign Subsidiary which will continue to be a subsidiary thereof after such sale, or if any Direct Foreign Subsidiary is to be sold, with respect to such Direct Foreign Subsidiary, such Guarantor may submit to the Administrative Agent a request for a release of such Foreign Stock Pledge Agreement, and such Guarantor shall be entitled to obtain from the Administrative Agent a written release from such Foreign Stock Pledge Agreement with respect to such Direct Foreign Subsidiary, provided that it can demonstrate to the reasonable satisfaction of the Administrative Agent that the conditions to the release of such Guarantor from the Guaranty set forth in Section 5.21(b) have been satisfied.

         17. Amendment to Section 5.23. Section 5.23 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           Section 5.23  Factoring Arrangements.

                           The Borrower and its Subsidiaries shall not have any factoring arrangements, except those which comply with the provisions of this Section 5.23 ("Permitted Factoring Arrangements"): (i) the aggregate face amount of factored accounts receivable outstanding at any time shall not exceed $30,000,000; (ii) any Factor Advances under a Permitted Factoring Arrangement shall be included in the computation of Debt for purposes of Section 5.24(B)(viii) and may be secured by (x) accounts receivable which are not sold and have not been identified for sale to such factor ("Non-Factored Accounts"), so long as such factor has expressly subordinated its Lien on such Non-Factored Accounts to the Lien of the Collateral Agent, pursuant to a subordination provision acceptable to the Administrative Agent, which subordinated Liens shall be included in the computation of Liens permitted by Section 5.16(j), and (y) accounts which have been identified for sale to such factor pursuant to the factoring arrangement but which have not yet been sold ("Identified Accounts"), which Liens shall be included in the computation of Liens permitted by Section 5.16(j) until they are actually sold pursuant to such factoring arrangement, but need not be subordinated pursuant to the foregoing (and any Non-Factored Accounts which become Identified Accounts shall no longer be subject to such subordination provisions). Upon the actual sale of Identified Accounts pursuant to such factoring arrangement (such sold accounts being "Factored Accounts"), the Lien of the Collateral Agent shall be automatically released pursuant to the Security Agreement.

         18. Amendment to Section 5.24. Section 5.24 hereby is amended by deleting it in its entirety and substituting the following therefor:

                           (A) Subject to Section 2.10(g), Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities to be entered into in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date; and

                           (B) (i) Debt in existence on the Closing Date (including unsecured Debt in the amount of $1,500,000 of Unger Fabrik LLC, a limited liability company in which the Borrower owns 50% on the First Amendment Effective Date, but in which it may thereafter acquire additional interests), and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement; (iii) Debt permitted to be secured by Liens permitted by Section 5.16; (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation;
         (v) Receivables Program Obligations; (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit, or letter of credit issued in support of trade payables arising from the import of goods, in an aggregate amount at any time for all such standby and trade letters of credit not exceeding $3,000,000 and (viii) Foreign Capital Leases and other Permitted Foreign Debt. The Borrower shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

         19. Amendment to Section 5.25(b). Section 5.25(b) hereby is amended by deleting it in its entirety and substituting the following therefor:

                           (b) It is the intent of the parties hereto that the Secured Obligations shall be secured by the Collateral subject to the provisions of Section 9.19 regarding the release of the Receivables Program Assets and the provisions of the Intercreditor Agreement. On the First Amendment Effective Date, the Borrower and the Guarantors will execute and deliver to the Collateral Agent the Security Documents (other than the Mortgages) and the other documents described in Section 3.01(g) and the Intercreditor Agreement (which also shall be executed by the Collateral Agent and each of the Secured Parties). Prior to the First Amendment Effective Date, the Borrower and the Guarantors, as applicable, have delivered to the Collateral Agent, and as to any Other Real Property which is not Designated Other Real Property on the First Amendment Effective Date, the Borrowers and the Guarantors shall deliver to the Collateral Agent, within 45 days after the date the Administrative Agent notifies the Borrower of such designation, copies of any existing owner's title insurance policies, surveys and environmental inspection reports, as to such Plant or Designated Other Real Property which the Borrower or any Guarantor has in its possession. Within 45 days after the First Amendment Effective Date (or, as to any Other Real Property which is not Designated Other Real Property on the First Amendment Effective Date, after the date the Administrative Agent notifies the Borrower of such designation), the Borrower and the Guarantors shall execute (as applicable) and deliver to the Collateral Agent: (i) with respect to the Security Agreement, such agreements with Third Parties (including acknowledgements, lien waivers and agreements as to access to personal property from any warehouse owner or processor where any of such personal property may be located) as the Collateral Agent may reasonably require, and the Borrower agrees to use commercially reasonable efforts to obtain such Third Party agreements; (ii) the Mortgages and UCC-1 financing statements relating to the fixtures located at the premises described therein as to all Plants and all Designated Other Real Property; provided, however, that as to any Mortgage on a leasehold, the Borrower agrees that it shall use commercially reasonable efforts to obtain any required consent; and (iii) all other Real Property Documentation with respect thereto (including a mortgagee title policy, a current survey and an environmental inspection report) and related lien searches; provided, however, that if a Phase 2 report is recommended in any Phase 1 report as to any Plant or Designated Other Property or the Administrative Agent determines in its reasonable judgment, based on such Phase 1 report, that a Phase 2 report should be obtained, such Phase 2 report shall be obtained and furnished as soon as reasonably practicable after such 45 day period ends, if it cannot be obtained and furnished within such 45 day period. The Collateral Agent shall file for record, as applicable, each of the Mortgages (and related UCC-1 financing statements pertaining to related fixtures) as to all of the Plants and Designated Other Real Property and the Borrower shall pay all recording fees and costs and stamp, intangible or other taxes payable in connection with the filing for record of the Mortgages, UCC-1 financing statements and the Patent Assignment (collectively, the "Recording Expenses"). In addition, the Collateral Agent shall obtain, at the expense of the Borrower, an appraisal as to the machinery and equipment owned by the Borrower and the Guarantors, which appraisal shall be in form and content and be obtained from an appraiser or appraisers satisfactory to the Collateral Agent. The Collateral Agent also shall conduct or cause to be conducted a field audit of the assets of the Borrower and the Guarantors, and the cost of such field audit shall be reimbursed by the Borrower.

         20. New Section 5.26. A new Section 5.26 hereby is added to the Credit Agreement as follows:

                           Section 5.26 Domestic Cash Deposits. The Borrower and its Domestic Subsidiaries shall maintain all of its deposits of cash and cash equivalents (collectively, "Cash Deposits") with one or more of the Banks, and shall not permit Cash Deposits to exceed at any time an aggregate amount equal to $5,000,000 (the "Cash Deposit Limit"), and if and to the extent at any time the aggregate amount of Cash Deposits exceeds the Cash Deposit Limit, the amount of the excess shall be subject to mandatory prepayment pursuant to Section 2.10(i).

         21. New Section 5.27. A new Section 5.27 hereby is added to the Credit Agreement as follows:

                           Section 5.27 Capital Expenditures. Capital
         Expenditures will not exceed in the aggregate (i) in the 2001 Fiscal Year, $72,000,000 and (ii) in the 2002 Fiscal Year, $50,000,000, plus any amount permitted to be spent for Capital Expenditures in the 2001 Fiscal Year and not spent in such Fiscal Year.

         22. New Section 5.28. A new Section 5.28 hereby is added to the Credit Agreement as follows:

                           Section 5.28 Adjusted Interest Coverage Ratio. Commencing at the end of the first Fiscal Quarter of the 2003 Fiscal Year, the Adjusted Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than 3.00.

         23. Amendment to Section 6.01(b). Section 6.01(b) hereby is amended by deleting it in its entirety and substituting the following therefor:

                           (b) the Borrower shall fail to observe or perform any covenant contained in Sections 5.02(ii), 5.03 to 5.06, inclusive, or Sections 5.15 through 5.20, inclusive, or Sections 5.27 or 5.28; or

         24. Replacement of Certain Exhibits. Exhibits B-1, B-2, C, F, J, K, L, M, N, O and P to the Credit Agreement hereby are deleted, and Exhibits F, J, K, L, M, N, O and P attached hereto are substituted therefor.

         25. Replacement of Schedule 5.15. Schedule 5.15 to the Credit Agreement hereby is deleted, and Schedule 5.15 attached hereto is substituted therefor.

         26. Restatement of Representations and Warranties. Since October 3, 1999 there has been no event, act, condition or occurrence having a Material Adverse Effect, except to the extent, if any, any event, act, condition or occurrence disclosed in public filings with the Securities and Exchange Commission prior to the First Amendment Effective Date could have a Material Adverse Effect. The Borrower hereby restates and renews each and every other representation and warranty heretofore made by it in the Credit Agreement and the other Loan Documents as fully as if made on the date hereof and with specific reference to this First Amendment and all other loan documents executed and/or delivered in connection herewith.

         27. Effect of Amendment. Except as set forth expressly hereinabove, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Borrower. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

         28. Ratification. The Borrower hereby restates, ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and the other Loan Documents effective as of the date hereof.

         29. Counterparts. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and delivered by facsimile transmission, each of which when so executed and delivered (including by facsimile transmission) shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         30. Section References. Section titles and references used in this First Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto evidenced hereby.

         31. No Default. To induce the Administrative Agent and the Banks to enter into this First Amendment and to continue to make advances pursuant to the Credit Agreement, the Borrower hereby acknowledges and agrees that, as of the date hereof, and after giving effect to the terms hereof, there exists (i) no Default or Event of Default and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Loans or other obligations of the Borrower owed to the Banks under the Credit Agreement.

         32. Further Assurances. The Borrower agrees to take such further actions as the Administrative Agent shall reasonably request in connection herewith to evidence the amendments herein contained.

         33. Governing Law. This First Amendment shall be governed by and construed and interpreted in accordance with, the laws of the State of Georgia.

         34. Conditions Precedent. This First Amendment shall become effective only upon receipt by the Administrative Agent of the following (as to the documents described in paragraphs (a) and (e) below, in sufficient number of counterparts for delivery of a counterpart to each Bank and retention of one counterpart by the Administrative Agent):

                  (a) from each of the parties hereto of either (i) a duly executed counterpart of this First Amendment signed by such party or
         (ii) a facsimile transmission of such executed counterpart with the original to be sent to the Administrative Agent by overnight courier;

                  (b) an opinion letter (together with any opinions of local counsel relied on therein) of (i) Weil, Gotshal & Manges LLP, special counsel for the Borrower and the Guarantors, and (ii) Robert A. Emken, Jr., General Counsel for the Borrower and the Guarantors, each dated as of the First Amendment Effective Date, substantially in the form of Exhibits B-1 and B-2, respectively, and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent or any Bank may reasonably request;

                  (c) an opinion of Jones, Day, Reavis & Pogue, special counsel for the Administrative Agent, dated as of the First Amendment Effective Date, substantially in the form of Exhibit C and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

                  (d) all documents which the Administrative Agent or any Bank may reasonably request relating to the existence of the Borrower and each Guarantor, the corporate authority for and the validity of this First Amendment, the Guaranty, the Contribution Agreement, the Security Documents and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including, without limitation, a certificate of the Borrower and each Guarantor, signed by the Secretary or an Assistant Secretary of the Borrower and each Guarantor, respectively, substantially in the form of Exhibit H (the "Officer's Certificate"), certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower or such Guarantor authorized to execute and deliver the Loan Documents to which it is a party, and certified copies of the following items: (i) any amendments to Certificate of Incorporation or Bylaws of the Borrower and each Person who was a Guarantor as of the Closing Date, (ii) the Certificate of Incorporation of each Person who first becomes a Guarantor on the First Amendment Effective Date, (iii) the Bylaws of each Person who first becomes a Guarantor on the First Amendment Effective Date, (iv) certificates of the Secretary of State of the jurisdiction of incorporation as to the good standing of each of the Borrower and the Guarantors, and (v) the action taken by the Board of Directors of the Borrower and each Guarantor authorizing the Borrower's or such Guarantor's execution, delivery and performance of this First Amendment, the Guaranty, the Contribution Agreement, and the Security Documents to which the Borrower or such Guarantor is a party;

                  (e) counterparts of the Guaranty, duly executed by each of the Guarantors, the Contribution Agreement, the Domestic Stock Pledge Agreement, the Security Agreement and, if applicable, the Patent Assignment, duly executed by the Borrower and each of the Guarantors (other than, with respect to the Domestic Stock Pledge Agreement, any Guarantors not owning Domestic Subsidiaries) and the Foreign Stock Pledge Agreement, duly executed by the Borrower and each applicable Domestic Subsidiary, together with, as to the Foreign Stock Pledge Agreement and the Domestic Stock Pledge Agreement, the powers of attorney or blank stock powers pursuant thereto and with delivery of the relevant stock certificates or evidence of registration of the pledge or such other document or other writing which the Administrative Agent may reasonably require with respect thereto and as to the Security Agreement, the UCC-1 financing statements relating to the personal property of the Borrower and the Guarantors, together with such lien search reports regarding such personal property as are available on the Closing Date;

                  (f) receipt, for the ratable account of the Banks, of a consent fee in an amount equal to 0.125% of the aggregate Commitments;

                  (g) receipt of the Applicable Restructuring Charges Letter;

                  (h) receipt of the Asset Letter; and

                  (i) receipt of and satisfaction with the amendments to (or amendments and restatements of) the Note Purchase Agreements required by the Senior Note Holders and contemplated in Section 25 of the Intercreditor Agreement.


         IN WITNESS WHEREOF, the Borrower, the Administrative Agent and each of the Banks has caused this First Amendment to be duly executed, under seal, by its duly authorized officer as of the day and year first above written.


                                            GUILFORD MILLS, INC.,
                                            as Borrower


                                            By: Kim A. Thompson
                                                ------------------------------
                                                Title: Vice President and
                                                       Chief Financial Officer

                                 WACHOVIA BANK, N.A.,
                                 as Administrative Agent and as a Bank


                                 By: Haywood Edmundson, V
                                     ----------------------------
                                     Title: Senior Vice President

                                 FIRST UNION NATIONAL BANK,
                                 as Syndication Agent and as a Bank


                                 By: Roger Pelz
                                     --------------------------------
                                     Title: Senior Vice President

                                 BANK ONE, NA,
                                 as Documentation Agent and as a Bank


                                 By: Jennifer Schmoll
                                     -------------------------------
                                     Title: Customer Service Officer

                                 BRANCH BANKING AND TRUST COMPANY, as a Bank


                                 By: John B. Bondurant
                                     ---------------------------------------
                                     Title: Senior V.P.

                                                                     EXHIBIT B-1
                                                                     -----------


                        OPINION OF WEIL, GOTSHAL & MANGES


                         Special Counsel to the Borrower

                                November 6, 2000


To the Banks and the
  Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia  30303-1757
Attn:  Syndications Group

Gentlemen:
                  We have acted as special counsel to Guilford Mills, Inc., a Delaware corporation (the "Company"), in connection with the execution and delivery of, and the consummation of the transactions contemplated by, the First Amendment to Credit Agreement, dated as of November 6, 2000 (the "First Amendment"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, pursuant to which amendments have been made to the Credit Agreement by and among such parties dated as of May 26, 2000 (the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the First Amendment, and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 34(b) of the First Amendment.

                  In so acting, we have examined originals or copies (certified or otherwise identified to our satisfaction) of the Loan Documents and the Intercreditor Agreement, and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such inquiries of such officers and representatives, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to this opinion that have not been independently established, we have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company contained in the First Amendment and in the Contribution Agreement, the Domestic Stock Pledge Agreement, the Foreign Stock Pledge Agreement, the Acknowledgment and Agreement of the Borrower and the Guarantors at the end of the Intercreditor Agreement and the Security Agreement executed on the date hereof (collectively, the "Company Documents"). We have also assumed (i) that the Company has the requisite corporate power and authority to enter into and perform the Company Documents, (ii) the due authorization, execution and delivery of the Company Documents by the Company, (iii) the valid existence of each Guarantor, (iv) that each Guarantor has the requisite corporate power and authority to enter into and perform the Guaranty, the Contribution Agreement, the Foreign Stock Pledge Agreement, Acknowledgment and Agreement of the Borrower and the Guarantors at the end of the Intercreditor Agreement and the Security Agreement executed on the date hereof to which it is a party (collectively, the "Guarantor Documents") and (v) the due authorization, execution and delivery of the Guarantor Documents by each Guarantor. We have also assumed the validity and enforceability of the obligations of the Company and each of the Guarantors under the Loan Documents under the laws of the State of Georgia. As used herein, "to our knowledge" and "of which we are aware" mean the conscious awareness of facts or other information by any lawyer in our firm actively involved in the transactions contemplated by the Loan Documents.

                  Based on the foregoing, and subject to the qualifications stated herein, we are of the opinion that:

                  1. The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Company Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents which are included in the Company Documents and the Guarantor Document (collectively, the "Security Documents"), and the Security Documents contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Security Documents.

                  3. Assuming the due authorization, execution and delivery thereof by the other parties thereto, the Guarantor Documents constitute the legal, valid and binding obligations of each Guarantor, enforceable against such Guarantor in accordance with their respective terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that certain remedial provisions of the Security Documents are or may be unenforceable in whole or in part under the laws of the State of New York, but the inclusion of such provisions does not affect the validity of the Security Documents, and the Security Documents contain adequate provision for the practical realization of the rights and benefits afforded thereby. No opinion is expressed in this paragraph as to the attachment, perfection or priority of any liens granted pursuant to the Security Documents.

                  4. To our knowledge, except as otherwise provided in the Loan Documents, no consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with (i) the execution and delivery by the Company of the Company Documents, the consummation by the Company of the transactions contemplated thereby or the performance by the Company of its obligations thereunder and (ii) the execution and delivery by any Guarantor of the Guarantor Documents, the consummation by such Guarantor of the transactions contemplated thereby or the performance by such Guarantor of its obligations thereunder, in each case, except for filings in connection with perfecting security interests and federal or state securities or blue sky laws, as to which we express no opinion, and those already obtained.

                  5. The execution and delivery by the Company of the Company Documents and the performance by the Company of its obligations thereunder, and the execution and delivery by any Guarantor of the Guarantor Documents and the performance by such Guarantor of its obligations thereunder, will not conflict with, constitute a default under or violate New York, Delaware corporate or federal law or regulation (other than federal and state securities or blue sky laws, as to which we express no opinion).

                  6. Neither the Company nor any Guarantor is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  7. Neither the Company nor any Guarantor is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  The opinions expressed herein are limited to the laws of the State of New York, the corporate laws of the State of Delaware and the federal laws of the United States, and we express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction. For the purposes of this opinion, we have assumed that the laws of the State of Georgia, which is the governing law of the Company Documents and the Guarantor Documents (other than the Mortgages), are the same as the laws of the State of New York.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without our prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                                     Very truly yours,

                                                                     EXHIBIT B-2
                                                                     -----------


                         OPINION OF ROBERT A. EMKEN, JR


                         General Counsel of the Borrower

                                November 6, 2000

To the Banks and Administrative Agent referred to herein
c/o Wachovia Bank, N.A., as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn:  Syndications Group

Gentlemen:
                  As General Counsel of Guilford Mills, Inc., a Delaware corporation (the "Company"), I am generally familiar with the legal affairs of the Company and the Guarantors and am familiar with the actions taken by the Company with respect to the execution and delivery of, and the consummation of the transactions contemplated by, the First Amendment to Credit Agreement, dated as of November 6, 2000 (the "First Amendment"), among the Company, the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, pursuant to which amendments have been made to the Credit Agreement by and among such parties dated as of May 26, 2000 (the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the First Amendment, and not otherwise defined herein are used herein with the meanings as so defined. This opinion is being delivered to you pursuant to Section 34(b) of the First Amendment.

                  In connection with rendering this opinion, I have examined originals or copies, certified or otherwise identified to my satisfaction, of the Loan Documents and such corporate records, agreements, documents and other instruments, and such certificates or comparable documents of public officials, and have made such other inquiries of such officers and representatives, as I have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                  In such examination, I have assumed the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, the conformity to original documents of all documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such latter documents. As to all questions of fact material to these opinions that have not been independently established, I have relied upon certificates or comparable documents of officers and representatives of the Company and upon the representations and warranties of the Company and the Guarantors contained in the First Amendment and in the Contribution Agreement, the Domestic Stock Pledge Agreement, the Foreign Stock Pledge Agreement, the Acknowledgment and Agreement of the Borrower and the Guarantors at the end of the Intercreditor Agreement and the Security Agreement executed on the date hereof (collectively, the "Amendment Documents").

                  Based on the foregoing, and subject to the qualifications stated herein, I am of the opinion that:

                  1. Each Guarantor is a corporation validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own its properties and to carry on its business as now being conducted.

                  2. Each of the Company and the Guarantors has all requisite corporate power and authority to execute and deliver the Amendment Documents to which it is a party and to perform its obligations thereunder. The execution, delivery and performance by each of the Company and the Guarantors of the Amendment Documents to which it is a party have been duly authorized by all necessary corporate action on the part of each of the Company and the Guarantors. Each of the Company and the Guarantors have duly and validly executed and delivered the Amendment Documents to which it is a party.

                  3. To my knowledge, except as otherwise provided in the Credit Agreement, there is no litigation, proceeding or governmental investigation pending or overtly threatened against the Company or any of the Guarantors that relates to any of the transactions contemplated by the Loan Documents or which, if adversely determined, would have a material adverse effect on the business, assets or financial condition of the Company and its Subsidiaries taken as a whole.

                  4. The execution and delivery by the Company of the Amendment Documents to which it is a party (the "Company Documents") and the performance by the Company of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of the Company, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of the Company.

                  5. The execution and delivery by each Guarantor of the Amendment Documents to which it is a party (the "Guarantor Documents") and the performance by such Guarantor of its obligations thereunder will not (A) conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Certificate of Incorporation or by-laws of such Guarantor, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which such Guarantor is a party or by which it is bound of which I am aware (except for any consents which may be required with respect to the Security Documents) or (iii) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on such Guarantor of which I am aware or (B) to my knowledge, except as otherwise contemplated by the Loan Documents, result in the creation or imposition of any lien, charge or encumbrance upon any assets of such Guarantor.

                  6. No consent, approval, waiver, license or authorization or other action by or filing with any North Carolina governmental authority is required in connection with the execution and delivery by each of the Company and the Guarantors of the Amendment Documents to which it is a party, the consummation by each of the Company and the Guarantors of the transactions contemplated thereby or the performance by each of the Company and the Guarantors of its obligations thereunder, except for filings in connection with perfecting security interests and federal and state securities or blue sky laws, as to which I express no opinion, and those already obtained.

                  The opinions expressed herein are limited to the laws of the State of North Carolina and the corporate laws of the State of Delaware, and I express no opinion as to the effect on the matters covered by this letter of the laws of any other jurisdiction.

                  The opinions expressed herein are rendered solely for your benefit in connection with the transactions described herein. Those opinions may not be used or relied upon by any other person, except an Assignee or Participant, nor may this letter or any copies hereof be furnished to a third party, filed with a governmental agency, quoted, cited or otherwise referred to without my prior written consent, other than to an Assignee, a Participant, a prospective Assignee or a prospective Participant.

                                                     Very truly yours,
                                                     Robert A. Emken, Jr.
                                                     General Counsel

                                                                       EXHIBIT C
                                                                       ---------


                                   OPINION OF
                   JONES, DAY, REAVIS & POGUE, SPECIAL COUNSEL
                          FOR THE ADMINISTRATIVE AGENT


                                November 6, 2000

To the Banks and the Administrative Agent
Referred to Below
c/o Wachovia Bank, N.A.,
as Administrative Agent
191 Peachtree Street, N.E.
Atlanta, Georgia 30303-1757
Attn: Syndications Group

Dear Sirs:
                  We have participated in the preparation of the First Amendment to Credit Agreement, dated as of November 6, 2000 (the "First Amendment"), among Guilford Mills, Inc., a Delaware corporation (the "Borrower"), the banks listed on the signature pages thereof (the "Banks"), Wachovia Bank, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent and have acted as special counsel for the Administrative Agent for the purpose of rendering this opinion pursuant to Section 34(c) of the First Amendment. The First Amendment amends the Credit Agreement by and among such parties dated as of May 26, 2000 (the "Credit Agreement"). Terms defined in the Credit Agreement, as amended by the First Amendment, and not otherwise defined herein are used herein with the meanings as so defined.

                  This opinion letter is limited by, and is in accordance with, the January 1, 1992 edition of the Interpretive Standards applicable to Legal Opinions to Third Parties in Corporate Transactions adopted by the Legal Opinion Committee of the Corporate and Banking Law Section of the State Bar of Georgia which Interpretive Standards are incorporated herein by this reference.

                  We have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments and have conducted such other investigations of fact and law as we have deemed necessary or advisable for purposes of this opinion.

                  Upon the basis of the foregoing, and assuming the due authorization, execution and delivery of the First Amendment, the Contribution Agreement, the Domestic Stock Pledge Agreement, the Foreign Stock Pledge Agreement and the Security Agreement executed on the date hereof (collectively, the "Amendment Documents") to which it is a party by each of the Borrower and the Guarantors, we are of the opinion that each of the Amendment Documents to which it is a party constitutes a valid and binding agreement of the Borrower and each of the Guarantors, in each case enforceable in accordance with its terms except as: (i) the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, fraudulent conveyance, voidable preference, moratorium or similar laws applicable to creditors' rights or the collection of debtors' obligations generally; (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iii) the enforceability of certain of the remedial, waiver and other provisions of the Amendment Documents may be further limited by the laws of the State of Georgia; provided, however, such additional laws do not, in our opinion, substantially interfere with the practical realization of the benefits expressed in the Amendment Documents, except for the economic consequences of any procedural delay which may result from such laws.

                  In giving the foregoing opinion, we express no opinion as to the effect (if any) of any law of any jurisdiction except the State of Georgia. We express no opinion as to the effect of the compliance or noncompliance of the Administrative Agent or any of the Banks with any state or federal laws or regulations applicable to the Administrative Agent or any of the Banks by reason of the legal or regulatory status or the nature of the business of the Administrative Agent or any of the Banks.

                  This opinion is delivered to you in connection with the transaction referenced above and may only be relied upon by you and any Assignee, Participant or other Transferee under the Credit Agreement without our prior written consent.

                                            Very truly yours,

                                                                       EXHIBIT F
                                                                       ---------


                             COMPLIANCE CERTIFICATE


                  Reference is made to the Credit Agreement dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000 (as so amended, and as hereafter modified and supplemented and in effect from time to time, the "Credit Agreement") among Guilford Mills, Inc., the Banks from time to time parties thereto, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent. Capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

                  Pursuant to Section 5.01(c) [or 5.05(a)]of the Credit Agreement, , the duly authorized of Guilford Mills, Inc., hereby (i) certifies to the Administrative Agent and the Banks that the information contained in the Compliance Check List attached hereto is true, accurate and complete as of , , and that no Default is in existence on and as of the date hereof and (ii) restates and reaffirms that the representations and warranties contained in
Article IV of the Credit Agreement are true on and as of the date hereof as though restated on and as of this date.

                         GUILFORD MILLS, INC.           (SEAL)


                         By:__________________________________
                            Title:____________________________

1.       Consolidations, Mergers and Sales of Assets (Section 5.05)

         The Borrower will not, nor will it permit any Subsidiary to . . . sell, lease or otherwise transfer all or any substantial part of its assets to, any other Person, or discontinue or eliminate any business line or segment, provided that . . . (c) the foregoing limitation on the sale, lease or other transfer of assets and on the discontinuation or elimination of a business line or segment shall not prohibit, subject to Sections 2.10, 5.21(b) and 5.22(b), if applicable:

                           (1) any Foreign Sale-Leaseback

                           (2) during any Fiscal Quarter, a transfer of assets
                  or the discontinuance or elimination of a business line or segment (in a single transaction or in a series of related transactions) unless the aggregate assets to be so transferred or utilized in a business line or segment to be discontinued, when combined with all other assets transferred or utilized in a business line or segment to be discontinued, in such Fiscal Quarter and the most recent 3 consecutive Fiscal Quarters then ended, either (x) constituted more than 10% of Consolidated Total Assets measured as of the end of the immediately preceding Fiscal Quarter for which the Borrower has supplied financial statements pursuant to this Agreement, or (y) contributed more than 10% of Consolidated Operating Income during the most recent 4 consecutive Fiscal Quarters for which the Borrower has supplied financial statements pursuant to this Agreement (disregarding any Fiscal Quarter in which there was an operating loss, on a consolidated basis); provided, that, notwithstanding the foregoing, in no event shall any disposition of assets pursuant to this Section 5.05(c)(2) be permitted in the event that after such disposition, the requirements of the final paragraph of Section 5.21(a) would not be satisfied or Consolidated Total Assets shall be less than 90% of Consolidated Total Assets measured as of the end of the Fiscal Year ended October 3, 1999, and the Collateral Agent shall release any Liens which it has on any such assets sold as permitted by this Section 5.05(c)(2), or

                           (3) the Borrower may enter into an arrangement to
                  sell Receivables pursuant to a Receivables Securitization Program if, as of the end of each of the 2 immediately preceding Fiscal Quarters prior to entering into such arrangement, the Leverage Ratio has been equal to or less than
                  2.50 to 1.00.

        (a)         Aggregate amount of assets sold during
                    Current Fiscal Quarter                                     $____________
        (b)         Aggregate amount of other assets sold during
                    the 3 prior consecutive Fiscal Quarters                    $____________
        (c)         Sum of (a) and (b)                                         $____________


                                       35

        (d)         Consolidated Total Assets as of the end of the most
                    recent 4 consecutive Fiscal Quarters for which the
                    Borrower has supplied financial statements                 $____________
        (e)         10% of (d)                                                 $____________
                    Limitation:  (c) may not exceed (e)
        (f)         Portion of Consolidated Operating Income
                             contributed by assets in (a)                      $____________
        (g)         Portion of Consolidated Operating Income
                    contributed by assets in (b)                               $____________
        (h)         sum of (f) and (g)                                         $____________
        (i)         Consolidated Operating Income during the most recent 4
                    consecutive Fiscal Quarters for which the Borrower has
                    supplied financial statements                              $____________
        (j)         10% of (i)                                                 $____________
                    Limitation:  (h) may not exceed (j)
        (k)         Consolidated Total Assets (excluding assets in
                    (a) and (b))                                               $____________
        (l)         Consolidated Total Assets as of the end
                    of the Fiscal Year ended October 3, 1999                   $____________
        (m)         90% of (l)                                                 $____________
                    Limitation:  (k) may not be less than (m)
        (n)         Consolidated Total Debt                                    $____________
        (o)         Consolidated Total EBITDA
                    (Schedule 1)                                               $____________
        (p)         Ratio of (n) to (o)                                        _____ to 1.00
                    Minimum Ratio to permit entering into arrangement for
                    sale of Receivables pursuant to a Receivables
                    Securitization Program                                     2.50 to 1.00


2.       Investments (Section 5.15)

         Neither the Borrower nor any of its Subsidiaries shall make Investments in any Person except (i) existing Investments described in Schedule
         5.15 and Debt permitted by Section 5.24, (ii) loans or advances to employees not exceeding $1,000,000 in the aggregate principal amount outstanding at any time, in each case made in the ordinary course of business and consistent with practices existing on the Closing Date;
         (iii) deposits required by landlords, government agencies or public utilities; (iv) Investments in direct obligations of the United States Government maturing within one year, (v) Investments in certificates of deposit issued by a commercial bank whose credit is satisfactory to the Administrative Agent, (vi) Investments in commercial paper rated A1 or the equivalent thereof by Standard & Poor's Rating Group, a division of McGraw-Hill, Inc. or P1 or the equivalent thereof by Moody's Investors Service, Inc. and in either case maturing within 6 months after the date of acquisition, (vii) Investments in tender bonds the payment of the principal of and interest on which is fully supported by a letter of credit issued by a United States bank whose long-term certificates of deposit are rated at least AA or the equivalent thereof by Standard & Poor's Rating Group and Aa or the equivalent thereof by Moody's Investors Service, Inc., (viii) Investments in the Borrower or any Guarantor, (ix) loans and advances to Subsidiaries which are in existence on the First Amendment Effective Date and are evidenced by Pledged Notes, (x) Investments in a Receivables Subsidiary pursuant to a Receivables Securitization Program, (xi) conversion of debt in existence on the First Amendment Effective Date which arose from loans to American Textil S.A. de C.V. and Unger Fabrik, LLC to equity, (xii) total Investments made in the infrastructure project in Tamaulipas, Mexico, in an aggregate amount not exceeding $12,500,000, (xiii) total Investments made for other capital expenditures in Tamaulipas, Mexico for the completion of dyeing, finishing and knitting and related facilities in an aggregate amount not exceeding $57,900,000, (xiv) loans made after the First Amendment Effective Date for working capital to be used in Tamaulipas, Mexico in an aggregate amount not exceeding $16,000,000, (xv) transfer of equipment in an aggregate amount not exceeding $3,000,000 from the United States to Tamaulipas or Mexico City, Mexico, (xvi) Investments made after the First Amendment Effective Date in Brazil in an aggregate amount not exceeding $2,000,000 (xvii) Investments made after the First Amendment Effective Date in the Czech Republic in an aggregate amount not exceeding $1,500,000, consisting of up to $800,000 in transfers of equipment to the Czech Republic and up to $700,000 in working capital loans from cash available in the United Kingdom, (xviii) Investments made after the First Amendment Effective Date in American Textil S.A. de C.V. in an aggregate amount not exceeding $1,000,000, (xix) Investments made after the First Amendment Effective Date in Unger Fabrik, LLC in an aggregate amount not exceeding $1,000,000 (except that if Unger Fabrik, LLC becomes a Guarantor hereunder, clause (viii) above shall be applicable and this clause shall have no further force or effect), (xx) in addition to other Investments permitted by this Section, other Investments made after the First Amendment Effective Date in Mexico in an aggregate amount not exceeding $1,000,000, (xxi) other Investments made in Foreign Subsidiaries created after the First Amendment Effective Date, so long as the amount of such Investment in any such new Foreign Subsidiary does not exceed the statutory minimum amount required by applicable law in order to create such new Foreign Subsidiary, and the aggregate amount of all such Investments does not exceed $100,000 and (xxii) Investments in Grupo Ambar S.A. de C.V. necessary to acquire the 5% of the common stock therein not owned by the Borrower in the event the owner of such 5% interest exercises a put right or the Borrower exercises a call right pertaining thereto, so long as such Investments do not involve the payment of cash or cash equivalents as part of the purchase price or consideration paid to such owner (other than pursuant to a subordinated loan arrangement in which such loan is fully subordinated in all respects to the Bank Obligations, with no interest or principal being payable thereunder until all Bank Obligations have been repaid in full and all Commitments terminated); provided that after giving effect to the making of any Investments permitted by clauses (xi) through (xxi) of this Section, if there are any Loans outstanding at that time, no Default shall be in existence or be created thereby.

        (a)         loans or advances to employees                             $_______________
                    Limitation:                                                $1,000,000
        (b)         Investments consisting of acquisitions of stock or
                    assets of any Person which is in the same or a similar
                    line of business                                           $_______________1
        (c)         Investments for infrastructure in Tamaulipas, Mexico       $_______________
                    Limitation:                                                $12,500,000
        (d)         Investments for completion of facilities in Tamaulipas,
                    Mexico                                                     $_______________
                    Limitation:                                                $57,900,000
        (e)         loans for working capital in Taqmaulipas, Mexico           $_______________
                    Limitation:                                                $16,000,000
        (f)         transfer of equipment from the United States to
                    Tamaulipas or Mexico City, Mexico                          $_______________
                    Limitation                                                 $3,000,000
        (g)         Investments in Brazil                                      $_______________
                    Limitation                                                 $2,000,000
        (h)         Transfers of Equipment to the Czech Republic               $_______________
                    Limitation:                                                $800,000

--------
1 The Borrower must demonstrate pro forma compliance with any such Investments exceeding $25,000,000.

                                       38

        (i)         Working capital loans in the Czech Republic
                    Limitation:                                                $700,000
        (j)         Investments in American Textil S.A. de C.V.                $_______________
                    Limitation:                                                $1,000,000
        (k)         Investments in Unger Fabrik, LLC2                          $_______________
                    Limitation:                                                $1,000,000
        (l)         other Investments in Mexico                                $_______________
                    Limitation:                                                $1,000,000
        (m)         other Investments in new Foreign Subsidiaries              $_______________
                    Limitation:                                                $100,000

3.       Liens (Section 5.16)

         Neither the Borrower nor any Consolidated Subsidiary will create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except: . . . (j) Liens on assets leased pursuant to Foreign Capital Leases or other Permitted Foreign Debt and Liens permitted by Section 5.23 in connection with Permitted Factoring Arrangements.

         None of the Borrower's or any Consolidated Subsidiary's property is subject to any Lien securing Debt which is not permitted by paragraphs
         (a) through (i) of Section 5.16, except for Foreign Capital Leases described below and in connection with Permitted Factoring
         Arrangements:

        Description of Lien and Property                                      Amount of Debt

        Subject to same                                                       Secured
        -------------------------------------------------                     -------
        a.          _______________________________________                   $____________
        b.          _______________________________________                   $____________
        c.          _______________________________________                   $____________
        d.          _______________________________________                   $____________
        e.          _______________________________________                   $____________
        f.          _______________________________________                   $____________
        g.          _______________________________________                   $____________


----------
2 Delete if Unger Fabrik, LLC becomes a Guarantor

4.       Interest Coverage Ratio (Section 5.17)

                           The Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

----------------------------------------- ----------------------------------
FISCAL QUARTER                            MINIMUM INTEREST
                                          COVERAGE RATIO
----------------------------------------- ----------------------------------
4th of 2000 Fiscal Year                            4.00
----------------------------------------- ----------------------------------
1st of 2001 Fiscal Year                            3.05
----------------------------------------- ----------------------------------
2nd of 2001 Fiscal Year                            2.65
----------------------------------------- ----------------------------------
3rd of 2001 Fiscal Year                            2.75
----------------------------------------- ----------------------------------
4th of 2001 Fiscal Year                            3.20
----------------------------------------- ----------------------------------
1st  of 2002 Fiscal Year                           3.80
----------------------------------------- ----------------------------------
2nd of 2002 Fiscal Year                            4.00
----------------------------------------- ----------------------------------
3rd of 2002 Fiscal Year                            4.50
----------------------------------------- ----------------------------------
4th of 2002 Fiscal Year and                        5.00
thereafter
----------------------------------------- ----------------------------------

        (a)         Consolidated Total EBITDA              $____________
                    (Schedule 1)
        (b)         Consolidated Interest Expense          $____________
        (c)         Ratio of (a) to (b)                    ______ to 1.00

                    Minimum Ratio                          [4.00 to 1.00]
                                                           [3.05 to 1.00]
                                                           [2.65 to 1.00]
                                                           [2.75 to 1.00]
                                                           [3.20 to 1.00]
                                                           [3.80 to 1.00]
                                                           [4.00 to 1.00]
                                                           [4.50 to 1.00]
                                                           [5.00 to 1.00]


5.       Leverage Ratio (Section 5.19)

                           The Leverage Ratio for the Fiscal Quarter just ended and the immediately preceding 3 Fiscal Quarters shall at all times be less than the ratio set forth below as of the end of the Fiscal Quarters set forth below:

----------------------------------------- ----------------------------------
FISCAL QUARTER                            LEVERAGE RATIO
----------------------------------------- ----------------------------------
4th of 2000 Fiscal Year                            4.25
----------------------------------------- ----------------------------------
1st of 2001 Fiscal Year                            4.35
----------------------------------------- ----------------------------------
2nd of 2001 Fiscal Year                            4.50
----------------------------------------- ----------------------------------
3rd of 2001 Fiscal Year                            3.75
----------------------------------------- ----------------------------------
4th of 2001 Fiscal Year                            2.95
----------------------------------------- ----------------------------------
1st  of 2002 Fiscal Year                           2.95
----------------------------------------- ----------------------------------
2nd of 2002 Fiscal Year                            2.55
----------------------------------------- ----------------------------------
3rd of 2002 Fiscal Year                            2.25
----------------------------------------- ----------------------------------
4th of 2002 Fiscal Year and                        2.00
thereafter
----------------------------------------- ----------------------------------

        (a)         Consolidated Total Debt                  $_______________
        (b)         Consolidated Total EBITDA
                    (Schedule 1)                             $_______________
        (c)         Ratio of (a) to (b)                      ______ to 1.00
                    Maximum Ratio                            <[4.25 to 1.00]
                                                             <[4.35 to 1.00]
                                                             <[4.50 to 1.00]
                                                             <[3.75 to 1.00]
                                                             <[2.95 to 1.00]
                                                             <[2.55 to 1.00]
                                                             <[2.50 to 1.00]
                                                             <[2.25 to 1.00]
                                                             <[2.00 to 1.00]

7.       Minimum Consolidated Tangible Net Worth (Section 5.20)

         Consolidated Tangible Net Worth will at no time be less than $245,000,000 plus the sum of (i) 50% of the cumulative Reported Net Income of the Borrower and its Consolidated Subsidiaries during any period after the Fiscal Quarter ending April 2, 2000 (taken as one accounting period), calculated quarterly at the end of each Fiscal Quarter but excluding from such calculations of Reported Net Income for purposes of this clause (i), any Fiscal Quarter in which the Reported Net Income of the Borrower and its Consolidated Subsidiaries is negative, (ii) 100% of the cumulative Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ending April 2, 2000, calculated quarterly at the end of each Fiscal Quarter, and (iii) 100% of any equity resulting from the conversions of any Debt of the Borrower or its Consolidated Subsidiaries.

        (a)         Consolidated Tangible Net Worth
                    (Schedule 2)                                              $______________
        (b)         Reported Net Income3___________________                   $______________
        (c)         50% of (b)                                                $______________
        (d)         cumulative Net Proceeds of Capital Stock received
                    after Fiscal Quarter ending April 2, 2000                 $______________
        (e)         equity resulting from conversions of Debt                 $______________
        (f)         Sum of (c), (d) (e) and $245,000,000                      $______________
                    Limitation:  (a) may not be less than (f)


----------
3 Exclude any Fiscal Quarter in which Reported Net Income is negative, 100% of cumulative Net Proceeds of Capital Stock received during any period after the Fiscal Quarter ending April 2, 2000, and 100% of any equity resulting from the conversions of any Debt.

8.       Factoring Arrangements (Section 5.23)

The Borrower and its Subsidiaries shall not have any factoring arrangements, except those which comply with the provisions of this Section 5.23 ("Permitted Factoring Arrangements"): (i) the aggregate face amount of factored accounts receivable outstanding at any time shall not exceed $30,000,000 . . .

        ----------- ---------------------------------------------------------- --------------------------------------
        (a)         aggregate face amount of factored accounts outstanding     $_______________
        ----------- ---------------------------------------------------------- --------------------------------------
        (b)         Limitation                                                 $30,000,000
        ----------- ---------------------------------------------------------- --------------------------------------

9.       Additional Debt (Section 5.24)

The Borrower shall not incur or permit to exist, or permit any Consolidated Subsidiary other than the Receivables Subsidiary to incur or permit to exist, any Debt other than:

                  (A) Subject to Section 2.10(g), Debt under credit facilities in Mexico in the aggregate amount not exceeding the Dollar equivalent of 66,000,000 Mexican pesos, calculated based on the exchange rate as of the Closing Date, debt under credit facilities in the United Kingdom in the aggregate amount not exceeding the Dollar equivalent of 5,000,000 British pounds sterling, calculated based on the exchange rate as of the Closing Date, term facilities to be entered into in Portugal in the aggregate amount not exceeding the Dollar equivalent of 900,000,000 Portuguese escudos, calculated based on the exchange rate as of the Closing Date; and

                  (B) (i) Debt in existence on the Closing Date (including Debt in the amount of $1,500,000 of Unger Fabrik LLC, a limited liability company in which the Borrower owns 50% on the First Amendment Effective Date, but in which it may thereafter acquire additional interests), and extensions, renewals, refinancings or refundings thereof (provided that the amount of such Debt is not increased); (ii) the Debt under this Agreement; (iii) Debt permitted to be secured by Liens permitted by
         Section 5.16; (iv) Debt of the types described in clause (vii) of the definition of Debt which is incurred in the ordinary course of business in connection with the sale or purchase of goods or to assure performance of an obligation to a utility or a governmental entity or a worker's compensation obligation; (v) Receivables Program Obligations;
         (vi) Debt permitted by Section 5.15; (vii) obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under any irrevocable standby letter of credit, or letter of credit issued in support of trade payables arising from the import of goods, in an aggregate amount at any time for all such standby and trade letters of credit not exceeding $3,000,000 and (viii) Foreign Capital Leases and other Permitted Foreign Debt. The Borrower shall not permit the Receivables Subsidiary to incur any Debt or other liabilities other than in connection with the Receivables Securitization Program.

        (a)         Reimbursement obligations under standby and trade letters of credit        $________
                    Limitation:  (a) may not exceed $3,000,000


         10.      Capital Expenditures (Section 5.27)

         Capital Expenditures will not exceed in the aggregate (i) in the 2001
         Fiscal Year, $72,000,000 and (ii) in the 2002 Fiscal Year, $50,000,000,
         plus any amount permitted to be spent for Capital Expenditures in the 2001 Fiscal Year and not spent in such Fiscal Year.

        -------------------------------------------------------------------------------------- ----------------------
        (a) Capital expenditures made during current Fiscal Year                               $_________
        -------------------------------------------------------------------------------------- ----------------------
        (b) For Fiscal Year 2002, amount permitted to be carried over                          $_________4
        from                    2001 Fiscal Year
        -------------------------------------------------------------------------------------- ----------------------
        Limitation for current Fiscal Year                                                     [$72,000,000]
                                                                                               [$50,000,000 plus
                                                                                               (b)]
        -------------------------------------------------------------------------------------- ----------------------

11.      Adjusted Interest Coverage Ratio (Section 5.28)5

         Commencing at the end of the first Fiscal Quarter of the 2003 Fiscal Year, the Adjusted Interest Coverage Ratio for the Fiscal Quarter just ended and the 3 immediately preceding Fiscal Quarters shall at no time be less than 3.00.

        (a)         Consolidated Total EBITDA                $____________
                    (Schedule 1)
        (b)         Capital Expenditures                     $____________
        (c)         Sum of (a) less (b)                      $____________
        (d)         Consolidated Interest Expense            $____________
        (e)         Ratio of (c) to (d)                      ______ to 1.00
                    Minimum Ratio                                   3.0 to 1.00




----------
4 May not exceed $5,000,000
5 Include this portion only from and after the first Fiscal Quarter of the 2003
  Fiscal Year

                                                                      Schedule 1
                                                                      ----------

                            CONSOLIDATED TOTAL EBITDA
                            -------------------------

(a)          Consolidated Net Income for:
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(b)          Consolidated Interest Expense for:

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(c)          Amortization expense for:

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(d)          Depreciation expense for:

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(e) Consolidated tax expense for (subtract if a net tax benefit has been received):

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

(f) extraordinary gains and losses and other non-operating gains and losses for:

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________6

(g)          non cash charges for

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________7

(h)          Applicable Restructuring Charges for

             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________
             ___ quarter ___                                   $______________

             Total                                             $______________

             CONSOLIDATED TOTAL EBITDA                         $______________
             (sum of (a), plus (b), plus (c), plus (d), plus (e), plus or less (f), plus (g), plus (h))



----------
6 This amount may not exceed $2,500,000
7 This amount may not exceed $5,000,000

                                                                      Schedule 2
                                                                      ----------

                         CONSOLIDATED TANGIBLE NET WORTH
                         -------------------------------

(a)          Stockholders' Equity                               $_____________

(b)          any surplus resulting from any write-up of
             assets subsequent to [__________________]          $_____________

(c)          all assets which would be treated as
             intangible assets                                  $_____________

(d)          any amount at which shares of Capital Stock
             appear as an asset on the balance sheet (to the
             extent not included in (c)                         $_____________

(e)          loans or advances to stockholders, directors,
             officers or employees                              $_____________

(f)          deferred expenses (to the extent not
             included in (c)                                    $_____________

CONSOLIDATED TANGIBLE NET WORTH (sum
of (a) less (b), less (c), less (d), less (e), less (f))        $_____________

                                                                       EXHIBIT J
                                                                       ---------


              AMENDED AND RESTATED DOMESTIC STOCK PLEDGE AGREEMENT


   THIS AMENDED AND RESTATED DOMESTIC STOCK PLEDGE AGREEMENT (this "Agreement") dated as of November 6, 2000 by and among GUILFORD MILLS, INC., a Delaware corporation, (the "Company") and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Pledgor Subsidiaries", which term shall refer to any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 5.21 of the Credit Agreement referred to below; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined in and from time to time pursuant to the Note Purchase Agreements, as defined in the Intercreditor Agreement described below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, NA and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider (as defined in the Intercreditor Agreement), with respect to Cash Management Services Obligations (as defined in the Intercreditor Agreement), any Bank providing hedge arrangements giving rise to Hedge Obligations or Bank Letter of Credit Obligations (as those terms are defined in the Intercreditor Agreement), and Wachovia Bank, N.A., with respect to the A-Advanced Guaranty Obligations (as defined in the Intercreditor Agreement) as "Secured Parties"), in connection with that certain Amended and Restated Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of October 13, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                              W I T N E S S E T H:

   WHEREAS, the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, NA, as Documentation Agent, have entered into that certain Credit Agreement dated as of the date hereof, as amended by First Amendment to Credit Agreement dated as of November 6, 2000 (as so amended and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein without definition have the meanings set forth in the Credit Agreement), pursuant to which the Banks have agreed, subject to the terms thereof, to make available to the Borrowers certain financial accommodations;

    WHEREAS, certain of the undersigned Pledgors executed a Domestic Stock Pledge Agreement dated as of May 26, 2000 (the "Original Agreement"), and this Amended and Restated Domestic Stock Pledge Agreement is an amendment and restatement of and supersedes such Original Agreement, and the parties hereto intend that the security interests and liens granted pursuant to the Original Agreement by the Debtors parties thereto shall continue uninterrupted and without break in perfection from the date of the Original Agreement and perfection thereunder; and

   WHEREAS, Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured Parties regarding the Pledged Collateral, all as more fully provided in the Intercreditor Agreement; and the Secured Parties have entered into the Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Secured Parties regarding their interests in the Pledged Collateral.

   NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

   Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Domestic Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto (collectively, the "Issuers"); (b) any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

   Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Secured Obligations (as defined in the Intercreditor Agreement).

   Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

   (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

   (b) Title and Liens. Each Pledgor is, and, except as permitted by the Credit Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien, except for the Lien granted hereby.

   (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each

Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

   (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

   (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

   (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute all of the issued and outstanding Shares of the respective Domestic Subsidiary owned by each of the Pledgors.

   Section 4. Covenants. Each of the Pledgors hereby unconditionally covenants and agrees as follows:

   (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities, and will not, except as permitted by the Credit Agreement, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

   (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days prior written notice, none of the Pledgors will (i) change such Pledgor's chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

   Section 5. Additional Shares.

   (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the shares of stock pledged hereunder.

   (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement.

   Section 6. Registration in Nominee Name, Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

   Section 7. Voting Rights; Dividends, etc. So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

   (a) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

   (b) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

   (c) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (a) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to subsection (b) above.

   (d) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (b) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection
(b) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

   Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

   (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(b) hereof;

   (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection (a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

   (c) an Event of Default under and as defined in each of the Credit Agreement and the Intercreditor Agreement shall occur and be continuing.

   Section 9. Remedies upon Default.

   (a) In addition to any right or remedy that the Collateral Agent may have under the Intercreditor Agreement, the Credit Agreement, the other Loan Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion shall deem appropriate. The Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any Secured Party (in accordance with Section 8 of the Intercreditor Agreement), to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

   (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

   (c) In addition to the foregoing, the Collateral Agent shall have all other rights, powers and remedies which are available to it under any applicable laws.

   (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

   Section 10. Application of Proceeds of Sale and Cash. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

   Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Pledged Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

   As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities

   Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the following with respect to any Securities and the related Pledged Collateral: (a) to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise;
(b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b); (d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same;
(f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

   Section 12. Reimbursement of Collateral Agent. The Company agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with
(i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

   Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper, instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

   Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

   Section 15. Indemnification. Each of the Pledgors agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

   Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

   Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Intercreditor Agreement, the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Intercreditor Agreement, the Credit Agreement, any other Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

   Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

   Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

   Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

   Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

   Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

   Section 23. Termination. Upon indefeasible payment in full of all of the Bank Obligations, and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

   Section 24. Additional Pledgors; Release of Pledgors. Section 5.21 of the Credit Agreement provides that Domestic Subsidiaries which own or acquire a Domestic Subsidiary and which are not Pledgors must become Pledgors by, among other things, executing and delivering to the Agent a counterpart to this

Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Agreement shall be a Pledgor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.21 of the Credit Agreement, a Pledgor which is to be sold may obtain from the Collateral Agent a written release from this Agreement pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Pledgor shall no longer be a Pledgor hereunder. Each other Pledgor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

   Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

   Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

   Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

                            [Signatures on Next Page]

   IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of this the date first written above.

                            GUILFORD MILLS, INC.            (SEAL)



                            By:________________________________________________
                               Name:
                               Title:

                            GOLD MILLS, INC.                (SEAL)
                            a Delaware corporation



                            By:________________________________________________
                            Name:
                            Title:

                            GFD SERVICES, INC.              (SEAL)
                            a Delaware corporation



                            By:________________________________________________
                            Name:
                            Title:

                            ADVISORY RESEARCH SERVICES,
                            INC., a North Carolina corporation (SEAL)



                            By:________________________________________________
                            Name:
                            Title:



                            By:________________________________________________
                               Name:
                               Title:

         Agreed to, accepted and acknowledged as of the date first written above.

         WACHOVIA BANK, N.A., as Collateral Agent

         By:____________________________
      Title:

                                    EXHIBIT A
                               PLEDGED COLLATERAL
         PLEDGOR:  GUILFORD MILLS, INC.
                   --------------------

         ISSUER                                  NO. OF SECURITIES                       CERTIFICATE NOS.
         ------                                  -----------------                       ----------------
Curtains and Fabrics, Inc.                       376                                     A2

Gold Mills, Inc.                                 12,250                                  1, 2, 7, 11, 12, 13, 14,
                                                                                15, 16, 17, 18, 22, 23, 28, 31, 32,
                                                                                33, 34,

Raschel Fashion Interknitting, Ltd.              200                                     1

Mexican Industries of North Carolina, Inc.       100                                     1

GMI Computer Sales, Inc.                         100                                     1

Guilford Airmont, Inc.                           100                                     1

Guilford Mills (Michigan), Inc.                  100                                     1

Advisory Research Services, Inc.                 1                                       1

Guilford International, Inc.                     1000                                    1

Hofmann Laces, Ltd.                              200                                     1

GFD Services, Inc.                               100                                     1


         PLEDGOR:  GOLD MILLS, INC.
                   ----------------

         ISSUER                                   NO. OF SECURITIES                      CERTIFICATES NOS.
         ------                                   -----------------                      -----------------

Gold Mills Farms, Inc.                            200                                    2

         PLEDGOR:  GFD SERVICES, INC.
                   ------------------

         ISSUER                                   NO. OF SECURITIES                      CERTIFICATES NOS.
         ------                                   -----------------                      -----------------

GFD Fabrics, Inc.                                 100                                    1



         PLEDGOR:  ADVISORY SERVICES, INC.
                   -----------------------

         ISSUER                                   NO. OF SECURITIES                      CERTIFICATES NOS.
         ------                                   -----------------                      -----------------

Twin Rivers Textile                               None-Pledgor owns a 50%                None-Pledgor owns a 50%
Printing & Finishing                              partnership interest                   partnership interest




                                    EXHIBIT B
                                    ---------
                                    PLEDGORS


         Guilford Mills, Inc.
         4925 West Market Street
         Greensboro, North Carolina 27407
         Federal I.D. No. 13-1995928

         Gold Mills, Inc.
         141 North Wideawake Street
         Pine Grove, Pennsylvania 17963
         Federal I.D. No. 13-5572386

         GFD Services, Inc.
         9th Floor
         300 Delaware Avenue
         Wilmington, Delaware 19801
         Federal I.D. No. 51-0377075

         Advisory Research Services, Inc.
         4925 West Market Street
         Greensboro, North Carolina 27407
         Federal I.D. No. 56-1746142

                                                                       EXHIBIT K
                                                                       ---------


                          AMENDED AND RESTATED GUARANTY
                          -----------------------------


                  THIS AMENDED AND RESTATED GUARANTY (this "Guaranty") is made as of November 6, 2000, by each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively the "Guarantors", which term shall include any Domestic Subsidiary of Guilford Mills, Inc. which becomes a Guarantor pursuant to Section 16 hereof and Section 5.21 of the Credit Agreement referred to below), in favor of the Administrative Agent, for the ratable benefit of the Banks, under the Credit Agreement referred to below;

                               W I T N E S S E T H

                  WHEREAS, GUILFORD MILLS, INC., a Delaware corporation (the "Borrower"), and WACHOVIA BANK, N.A., as Administrative Agent (the "Administrative Agent"), First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, and certain other Banks from time to time party thereto have entered into a certain Credit Agreement dated as of May 26, 2000, as amended by First Amendment to Credit Agreement of even date herewith (as it may be amended or modified further from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit to be made by the Banks to the Borrower which will the benefit the Guarantors;

                  WHEREAS, it is required by Section 3.01(g) of the Credit Agreement, that the Guarantors execute and deliver this Guaranty whereby they Guarantee the payment when due of all principal, interest and other amounts that shall be at any time payable by the Borrower under the Credit Agreement, the Notes and the other Loan Documents;

                  WHEREAS, in consideration of the financial and other support that the Borrower has provided, and such financial and other support as the Borrower may in the future provide, to the Guarantors, whether directly or indirectly, and in order to induce the Banks and the Administrative Agent to enter into the Credit Agreement, the Guarantors are willing to guarantee the obligations of the Borrower under the Credit Agreement, the Notes, and the other Loan Documents; and

                  WHEREAS, certain of the undersigned Guarantors executed a Guaranty dated as of May 26, 2000, and this Amended and Restated Guaranty is an amendment and restatement of and supersedes such Guaranty;

                  NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                  SECTION 2. Representations and Warranties. The Guarantors incorporate herein by reference as fully as if set forth herein all of the representations and warranties pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries) contained in Article IV of the Credit Agreement (which representations and warranties shall be deemed to have been renewed by the Guarantors upon each Borrowing under the Credit Agreement).

                  SECTION 3. Covenants. The Guarantors covenant that, so long as any Bank has any Commitment outstanding under the Credit Agreement or any amount payable under the Credit Agreement or any Note shall remain unpaid, the Guarantors will fully comply with those covenants set forth in Article V of the Credit Agreement pertaining to the Guarantors (whether stated in their capacity as Guarantors or as Subsidiaries), and the Guarantors incorporate herein by reference as fully as if set forth herein all of such covenants.

                  SECTION 4. The Guaranty. The Guarantors hereby unconditionally and jointly and severally guarantee the full and punctual payment (whether at stated maturity, upon acceleration or otherwise) of the principal of and interest on each Note issued by the Borrower pursuant to the Credit Agreement, and the full and punctual payment of all other amounts payable by the Borrower under the Credit Agreement (including, without limitation, all Syndicated Loans and Swing Loans and interest thereon, all Cash Management Services Obligations, all Hedge Obligations, all Bank Letter of Credit Obligations and all compensation and indemnification amounts and fees payable pursuant to the Credit Agreement and the Administrative Agent's Letter Agreement (all of the foregoing obligations being referred to collectively as the "Guaranteed Obligations"). Upon failure by the Borrower to pay punctually any such amount, each of the Guarantors agrees that it shall forthwith on demand pay the amount not so paid at the place and in the manner specified in the Credit Agreement, the relevant Note or the relevant Loan Document, as the case may be.

                  SECTION 5. Guaranty Unconditional. The obligations of the Guarantors hereunder shall be unconditional and absolute and, without limiting the generality of the foregoing, shall not be released, discharged or otherwise affected by:

                           (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower under the Credit Agreement, any Note, or any other Loan Document, by operation of law or otherwise or any obligation of any other guarantor of any of the Guaranteed Obligations;

                           (ii) any modification or amendment of or supplement to the Credit Agreement, any Note, or any other Loan Document;

                           (iii) any release, nonperfection or invalidity of any direct or indirect security for any obligation of the Borrower under the Credit Agreement, any Note, any Loan Document, or any obligations of any other guarantor of any of the Guaranteed Obligations;

                           (iv) any change in the corporate structure or ownership of the Borrower or corporate structure or ownership of any other Guarantor or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, or its assets or any resulting release or discharge of any obligation of the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations;

                           (v) the existence of any claim, setoff or other rights which the Guarantors may have at any time against the Borrower, any other Guarantor or any other guarantor of any of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                           (vi) any law, regulation, order, decree or directive (whether or not having the force of law) or any interpretation thereof, now or hereafter in effect in any jurisdiction, that purports to modify any of the terms of or rights of any Bank with respect to any Guaranteed Obligation or under the Credit Agreement or any other Loan Document or this Guaranty, including without limitation any law, regulation, order, decree or directive or interpretation thereof that purports to require or permit the satisfaction of any Guaranteed Obligation other than strictly in accordance with the terms of the Credit Agreement or any other Loan Document (such as by the tender of a currency other than the relevant Foreign Currency) or that restricts the procurement of the Foreign Currency by any Borrower or the Guarantor, or any agreement, whether or not signed by or on behalf of any Bank, in connection with the restructuring or rescheduling of public or private obligations in any Borrower's country, whether or not such agreement is stated to cause or permit the discharge of the Guaranteed Obligations prior to the final payment in full of the Guaranteed Obligations in the relevant Foreign Currency in strict accordance with the Credit Agreement or other Loan Documents;

                           (vii) any invalidity or unenforceability relating to or against the Borrower, or any other Guarantor or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Credit Agreement, any other Loan Document, or any other Guaranty, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower, or any other Guarantor or any other guarantor of the Guaranteed Obligations, of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement, the Notes, or any other Loan Document; or

                           (viii) any other act or omission to act or delay of any kind by the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, the Administrative Agent, any Bank or any other Person or any other circumstance whatsoever which might, but for the provisions of this paragraph, constitute a legal or equitable discharge of the Guarantors' obligations hereunder.

                  SECTION 6. Discharge Only Upon Payment In Full; Reinstatement In Certain Circumstances. The Guarantors' obligations hereunder shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full and the Commitments under the Credit Agreement shall have terminated or expired. If at any time any payment of the principal of or interest on any Note or any other amount payable by the Borrower under the Credit Agreement or any other Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, the

Guarantors' obligations hereunder with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

                  SECTION 7. Waiver of Notice by the Guarantors. The Guarantors irrevocably waive acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against the Borrower, any other Guarantor or any other guarantor of the Guaranteed Obligations, or any other Person.

                  SECTION 8. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Principal under the Credit Agreement, any Note or any other Loan Document is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Credit Agreement, any Note or any other Loan Document shall nonetheless be payable by the Guarantors hereunder forthwith on demand by the Administrative Agent made at the request of the Required Banks.

                  SECTION 9. Notices. All notices, requests and other communications to any party hereunder shall be given or made by telecopier or other writing and telecopied or mailed or delivered to the intended recipient at its address or telecopier number set forth on the signature pages hereof or such other address or telecopy number as such party may hereafter specify for such purpose by notice to the Administrative Agent in accordance with the provisions of Section 9.01 of the Credit Agreement. Except as otherwise provided in this Guaranty, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, 3 Domestic Business Days after such communication is deposited in the mails with first class postage prepaid, in each case given or addressed as aforesaid.

                  SECTION 10. No Waivers. No failure or delay by the Administrative Agent or any Banks in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided in this Guaranty, the Credit Agreement, the Notes, and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies provided by law.

                  SECTION 11. Successors and Assigns. This Guaranty is for the benefit of the Administrative Agent and the Banks and their respective successors and assigns and in the event of an assignment of any amounts payable under the Credit Agreement, the Notes, or the other Loan Documents, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty may not be assigned by the Guarantors without the prior written consent of the Administrative Agent and the Required Banks, and shall be binding upon the Guarantors and their respective successors and permitted assigns.

                  SECTION 12. Changes in Writing. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Guarantors and the Administrative Agent, with the consent of the Required Banks.

                  SECTION 13. GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE

WITH THE LAW OF THE STATE OF GEORGIA. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF GEORGIA, THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS SITTING THEREIN AND FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE GUARANTORS IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH ANY OF THEM MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE GUARANTORS AND THE ADMINISTRATIVE AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  SECTION 14. Taxes, etc. All payments required to be made by the Guarantors hereunder shall be made without setoff or counterclaim and free and clear of and without deduction or withholding for or on account of, any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government or any political or taxing authority pursuant and subject to the provisions of Section 2.11(d) of the Credit Agreement, the terms of which are incorporated herein by reference as to the Guarantors as fully as if set forth herein, and for such purposes, the rights and obligations of the Borrower under such Section shall devolve to the Guarantors as to payments required to be made by the Guarantors hereunder.

                  SECTION 15. Additional Guarantors; Release of Guarantors.
Section 5.21 of the Credit Agreement provides that Domestic Subsidiaries which are acquired or created after the First Amendment Effective Date must become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of this Guaranty and the Contribution Agreement. Any Domestic Subsidiary which executes and delivers to the Administrative Agent a counterpart of this Guaranty and the Contribution Agreement (or a joinder agreement with respect thereto) shall be a Guarantor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.21 of the Credit Agreement, a Guarantor which is to be sold may obtain from the Administrative Agent a written release from this Guaranty pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Guarantor shall no longer be a Guarantor hereunder. Each other Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

                  SECTION 16. Failure to Pay in Foreign Currency. If any the Guarantor is unable for any reason to effect payment in a relevant Foreign Currency as required by this Guaranty or if the Guarantor shall default in the Foreign Currency, each Bank may, through the Administrative Agent, require such payment to be made in Dollars in the Dollar Equivalent amount of such payment. In any case in which the Guarantor shall make such payment in Dollars, the Guarantor agrees to hold the Banks harmless from any loss incurred by the Banks arising from any change in the value of Dollars in relation to such Foreign Currency between the date such payment became due and the date of payment thereof.

                  SECTION 17. Judgment Currency. If for the purpose of obtaining judgment in any court or enforcing any such judgment it is necessary to convert any amount due in any Foreign Currency into any other currency, the rate of exchange used shall be the Administrative Agent's spot rate of exchange for the purchase of the Foreign Currency with such other currency at the close of business on the Foreign Currency Business Day preceding the date on which judgment is given or any order for payment is made. The obligation of the Guarantor in respect of any amount due from it hereunder shall, notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due hereunder or under any judgment or order in any other currency or otherwise be discharged only to the extent that on the Foreign Currency Business Day following receipt by the Administrative Agent of any payment in a currency other than the relevant Foreign Currency the Administrative Agent is able (in accordance with normal banking procedures) to purchase the relevant Foreign Currency with such other currency. If the amount of the relevant Foreign Currency that the Administrative Agent is able to purchase with such other currency is less than the amount due in the relevant Foreign Currency, notwithstanding any judgment or order, the Guarantor shall indemnify the Banks for the shortfall.

                  SECTION 18. Subrogation. The Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Administrative Agent and the Banks and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed, under seal, by its respective authorized officer as of the date first above written.

                                            GOLD MILLS, a Delaware corporation                (SEAL)
                                            RASCHEL FASHION INTERKNITTING, LTD.,
                                               a New York corporation                         (SEAL)
                                            CURTAINS AND FABRICS, INC.,
                                               a New York corporation                         (SEAL)
                                            GUILFORD INTERNATIONAL, INC.,
                                               a U.S. Virgin Islands corporation              (SEAL)
                                            GFD FABRICS, INC.,
                                               a North Carolina corporation                   (SEAL)
                                            GFD SERVICES, INC.,
                                               a Delaware corporation                         (SEAL)
                                            MEXICAN INDUSTRIES OF NORTH
                                            CAROLINA, INC.,
                                               a North Carolina corporation                   (SEAL)
                                            HOFMANN LACES, LTD.,
                                               a New York corporation                         (SEAL)
                                            ADVISORY RESEARCH SERVICES, INC.
                                               a North Carolina corporation                   (SEAL)
                                            GUILFORD MILLS (MICHIGAN), INC.
                                               a Michigan corporation                         (SEAL)
                                            GUILFORD AIRMONT, INC.,
                                               a North Carolina corporation                   (SEAL)
                                            GOLD MILLS FARMS, INC.,
                                               a New York corporation                         (SEAL)
                                            GMI COMPUTER SALES, INC.
                                            a North Carolina corporation                      (SEAL)
Address: c/o Guilford Mills, Inc.
4925 West Market Street
Greensboro, NC 27407                        By:_____________________________________________________
Attention: Mark Cook                           Title:_______________________________________________
Telecopier number: 336-316-4056
Confirmation number: 336-316-4136


                                            TWIN RIVERS TEXTILE PRINTING AND FINISHING,
                                            a North Carolina general partnership

                                            By: Advisory Services, Inc.
Address: c/o Guilford Mills, Inc.                  a General Partner
4925 West Market Street
Greensboro, NC 27407
Attention: Mark Cook                                  By:__________________________
Telecopier number: 336-316-4056                          Title: _____________________
Confirmation number: 336-316-4136


                                                                       EXHIBIT L
                                                                       ---------


                   AMENDED AND RESTATED CONTRIBUTION AGREEMENT


                  THIS AMENDED AND RESTATED CONTRIBUTION AGREEMENT (this "Agreement") is entered into as of November 6, 2000 by and among GUILFORD MILLS, INC. (the "Borrower"), and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Subsidiary Guarantors", which term shall include any Domestic Subsidiary of the Borrower which becomes a Guarantor pursuant to the last paragraph hereof, Section 15 of the Guaranty referred to below and
Section 5.21 of the Credit Agreement referred to below, all of whom collectively are the Subsidiary Guarantors). The Borrower and each of the Subsidiary Guarantors are sometimes hereinafter referred to individually as a "Contributing Party" and collectively as the "Contributing Parties".

                               W I T N E S E T H:

                  WHEREAS, pursuant to that certain Credit Agreement, dated as of even date herewith among the Borrower, the Banks party thereto, Wachovia Bank, N.A., as Administrative Agent, First Union National Bank, as Syndication Agent and Bank One, NA, as Documentation Agent, as amended by First Amendment to Credit Agreement of even date herewith (such agreement, as so amended and as the same may from time to time hereafter be amended, modified, restated or extended, being hereinafter referred to as the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement), the Banks have agreed to extend financial accommodations to the Borrower;

                  WHEREAS, as a condition, among others, to the willingness of the Administrative Agent and the Banks to enter into the Credit Agreement, they have required that each Subsidiary Guarantor, execute and deliver that certain Guaranty, dated as of even date herewith (such agreement, as the same may from time to time be amended, modified, restated or extended, being hereinafter referred to as the "Guaranty"), pursuant to which, among other things, the Subsidiary Guarantors have jointly and severally agreed to guarantee the "Guaranteed Obligations" (as defined in the Guaranty);

                  WHEREAS, each Subsidiary Guarantor is a direct or indirect subsidiary of the Borrower and is engaged in businesses related to those of the Borrower and each other Subsidiary Guarantor, and each of the Subsidiary Guarantors will derive direct or indirect economic benefit from the effectiveness and existence of the Credit Agreement; and

                  WHEREAS, certain of the undersigned Subsidiary Guarantors executed a Contribution Agreement dated as of May 26, 2000, and this Amended and Restated Contribution Agreement is an amendment and restatement of and supersedes such Contribution Agreement.

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, and to induce each Subsidiary Guarantor to enter into the Guaranty, it is agreed as follows:

                  To the extent that any Subsidiary Guarantor shall, under the Guaranty, make a payment (a "Subsidiary Guarantor Payment") of a portion of the Guaranteed Obligations, then, without limiting its rights of subrogation against the principal, such Subsidiary Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Contributing Parties in an amount, for each such Contributing Party other than the Borrower, equal to a fraction of such Subsidiary Guarantor Payment, the numerator of which fraction is such Contributing Party's Allocable Amount and the denominator of which is the sum of the Allocable Amounts of all of the Contributing Parties.

                  As of any date of determination, the "Allocable Amount" of each Contributing Party shall be equal to the maximum amount of liability which could be asserted against such Contributing Party hereunder with respect to the applicable Subsidiary Guarantor Payment without (i) rendering such Contributing Party "insolvent" within the meaning of Section 101(31) of the Federal Bankruptcy Code (the "Bankruptcy Code") or Section 2 of either the Uniform Fraudulent Transfer Act (the "UFTA") or the Uniform Fraudulent Conveyance Act (the "UFCA"), (ii) leaving such Contributing Party with unreasonably small capital, within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Contributing Party unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code or Section 4 of the UFTA or Section 6 of the UFCA.

                  This Agreement is intended only to define the relative rights of the Contributing Parties, and nothing set forth in this Agreement is intended to or shall impair the obligations of the Subsidiary Guarantors, jointly and severally, to pay any amounts, as and when the same shall become due and payable in accordance with the terms of the Guaranty.

                  The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets in favor of each Subsidiary Guarantor to which such contribution and indemnification is owing.

                  This Agreement shall become effective upon its execution by each of the Contributing Parties and shall continue in full force and effect and may not be terminated or otherwise revoked by any Contributing Party until all of the Guaranteed Obligations shall have been indefeasibly paid in full (in lawful money of the United States of America) and discharged and the Credit Agreement and financing arrangements evidenced and governed by the Credit Agreement shall have been terminated. Each Contributing Party agrees that if, notwithstanding the foregoing, such Contributing Party shall have any right under applicable law to terminate or revoke this Agreement, and such Contributing Party shall attempt to exercise such right, then such termination or revocation shall not be effective until a written notice of such revocation or termination, specifically referring hereto and signed by such Contributing Party, is actually received by each of the other Contributing Parties and by the Administrative Agent at its notice address set forth in the Credit Agreement. Such notice shall not affect the right or power of any Contributing Party to enforce rights arising prior to receipt of such written notice by each of the other Contributing Parties and the Administrative Agent. If any Bank grants additional loans to the Borrower or takes other action giving rise to additional Guaranteed Obligations after any Contributing Party has exercised any right to terminate or revoke this Agreement but before the Administrative Agent receives such written notice, the rights of each other Contributing Party to contribution and indemnification hereunder in connection with any Subsidiary Guarantor

Payments made with respect to such loans or Guaranteed Obligations shall be the same as if such termination or revocation had not occurred.

                  Section 5.21 of the Credit Agreement provides that Domestic Subsidiaries acquired or created after the First Amendment Effective Date must become Guarantors, by, among other things, executing and delivering to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement. Any Subsidiary which executes and delivers to the Administrative Agent a counterpart of the Guaranty and of this Contribution Agreement shall be a Subsidiary Guarantor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.21 of the Credit Agreement, Guarantors which are to be sold may obtain from the Administrative Agent a written release from the Guaranty pursuant to the provisions of such sentence, and upon obtaining such written release, any such former Guarantor shall no longer be a Subsidiary Guarantor or Contributing Party hereunder, and such release shall automatically and without further action constitute a release by each other Contributing Party of all obligations of such Subsidiary hereunder. The Borrower and each other Subsidiary Guarantor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder, except as to the former Guarantor so released.

IN WITNESS WHEREOF, each Contributing Party has executed and delivered this Agreement, under seal, as of the date first above written.

Guilford Mills, Inc.                     GUILFORD MILLS, INC.        (SEAL)
4925 West Market Street
Greensboro, NC 27407                     By:___________________________________
Attention: Mark Cook                        Title:_____________________________
Telecopier number: 910-316-4056
Confirmation number: 910-316-4136


                                                        GOLD MILLS, a Delaware corporation                (SEAL)
                                                        RASCHEL FASHION INTERKNITTING, LTD.,
                                                           a New York corporation                         (SEAL)
                                                        CURTAINS AND FABRICS, INC.,
                                                           a New York corporation                         (SEAL)
                                                        GUILFORD INTERNATIONAL, INC.,
                                                           a U.S. Virgin Islands corporation              (SEAL)
                                                        GFD FABRICS, INC.,
                                                           a North Carolina corporation                   (SEAL)
                                                        GFD SERVICES, INC.,
                                                           a Delaware corporation                         (SEAL)
                                                        MEXICAN INDUSTRIES OF NORTH
                                                        CAROLINA, INC.,
                                                           a North Carolina corporation                   (SEAL)
                                                        HOFMANN LACES, LTD.,
                                                           a New York corporation                         (SEAL)
                                                        ADVISORY RESEARCH SERVICES, INC.
                                                           a North Carolina corporation                   (SEAL)
                                                        GUILFORD MILLS (MICHIGAN), INC.
                                                           a Michigan corporation                         (SEAL)
                                                        GUILFORD AIRMONT, INC.,
                                                           a North Carolina corporation                   (SEAL)
                                                        GOLD MILLS FARMS, INC.,
                                                           a New York corporation                         (SEAL)
                                                        GMI COMPUTER SALES, INC.
                                                        a North Carolina corporation                      (SEAL)
Address: c/o Guilford Mills, Inc.
4925 West Market Street
Greensboro, NC 27407                                    By:_____________________________________________________
Attention: Mark Cook                                       Title:_______________________________________________
Telecopier number: 336-316-4056
Confirmation number: 336-316-4136


                                                        TWIN RIVERS TEXTILE PRINTING AND FINISHING,
                                                        a North Carolina general partnership

                                                        By: Advisory Services, Inc.
Address: c/o Guilford Mills, Inc.                              a General Partner
4925 West Market Street
Greensboro, NC 27407
Attention: Mark Cook                                              By: __________________________
Telecopier number: 336-316-4056                                          Title: _____________________
Confirmation number: 336-316-4136


                                                                       EXHIBIT M
                                                                       ---------


               AMENDED AND RESTATED FOREIGN STOCK PLEDGE AGREEMENT


         THIS AMENDED AND RESTATED FOREIGN STOCK PLEDGE AGREEMENT (this "Agreement") dated as of November 6, 2000 by and between GUILFORD MILLS, INC., a Delaware corporation, (the "Company") and each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Pledgor Subsidiaries", which term shall refer to any Domestic Subsidiary of the Company which becomes a Pledgor Subsidiary pursuant to Section 24 hereof and Section 5.22 of the Credit Agreement referred to below; the Company and the Pledgor Subsidiaries being collectively referred to as the "Pledgors" and individually as a "Pledgor" and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined below, from time to time pursuant to the Note Purchase Agreements, as defined below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, NA and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider, with respect to Cash Management Services Obligations, any Bank providing hedge arrangements giving rise to Hedge Obligations or Bank Letter of Credit Obligations (as those terms are defined in the Intercreditor Agreement), and Wachovia Bank, N.A., with respect to the A-Advanced Guaranty Obligations (as defined in the Intercreditor Agreement) as "Secured Parties"), in connection with that certain Amended and Restated Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of October 13, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement", which Intercreditor Agreement amends and restates an Intercreditor Agreement dated as of May 26, 2000).

                              W I T N E S S E T H:
         WHEREAS, the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, NA, as Documentation Agent, have entered into that certain Credit Agreement dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of the date hereof (as so amended and as it may hereafter be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"; capitalized terms used herein without definition have the meanings set forth in the Credit Agreement), pursuant to which the Banks have agreed, subject to the terms thereof, to make available to the Borrowers certain financial accommodations;

         WHEREAS, Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured


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Parties regarding the Pledged Collateral, all as more fully provided in the
Intercreditor Agreement; and the Secured Parties have entered into the Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Secured Parties regarding their interests in the Pledged Collateral, and

         WHEREAS, certain of the undersigned Pledgors executed a Foreign Stock Pledge Agreement dated as of May 26, 2000 (the "Original Agreement"), and this Amended and Restated Foreign Stock Pledge Agreement is an amendment and restatement of and supersedes such Original Agreement, and the parties hereto intend that the security interests and liens granted pursuant to the Original Agreement by the Pledgors parties thereto shall continue uninterrupted and without break in perfection from the date of the Original Agreement and perfection thereunder;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. The Pledge. Each of the Pledgors hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Collateral Agent, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of each Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the shares of common stock, equity interests and other securities (collectively, "Securities") of the respective Direct Foreign Subsidiaries held by such Pledgor as set forth on Exhibit A attached hereto (collectively, the "Issuers"); provided, however, that the Securities pledged pursuant hereto shall not include (i) Securities owned by any of the Pledgors in excess of Securities evidencing 65% of the voting power of each class of capital stock owned by such Pledgor or (ii) to the extent that applicable law requires that the applicable Issuer issue directors' qualifying shares, such qualifying shares; (b) subject to the provisions of Section 5(b) hereof, any additional Securities of any of the Issuers as may from time to time be issued to the respective Pledgor or otherwise acquired by such Pledgor; (c) any additional Securities of the Issuer as may hereafter at any time be delivered to the Collateral Agent by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

         Section 2. Obligations Secured. This Agreement is made, and the security interest created hereby is granted to the Collateral Agent, to secure the prompt performance and payment in full of the Secured Obligations (as defined in the Intercreditor Agreement).

         Section 3. Representations and Warranties. Each of the Pledgors, jointly and severally, hereby represents and warrants to the Collateral Agent as follows:

         (a) Validly Issued, etc. All of the Securities of each Issuer have been validly issued and are fully paid and nonassessable.

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

         (b) Title and Liens. Each Pledgor is, and, except as permitted by the Credit Agreement, will at all times continue to be, the legal and beneficial owner of the applicable Pledged Collateral and none of the Pledged Collateral is subject to any Lien, except for the Lien granted hereby.

         (c) Name; Chief Executive Office; Taxpayer ID Number. The correct corporate name of each Pledgor, the chief executive office and principal place of business of each Pledgor, the location of each Pledgor's books and records relating to the respective Pledged Collateral, and the Federal Identification number of each Pledgor is set forth on Exhibit B attached hereto. None of the Pledgors has any offices or places of business other than as set forth on Exhibit B.

         (d) Authority, etc. Each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement), however arising, of all persons.

         (e) No Approval. No consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledges effected hereby.

         (f) Outstanding Shares. The Securities pledged by each of the Pledgors hereunder constitute 65% of the issued and outstanding Shares of the respective Direct Foreign Subsidiary owned by each of the Pledgors.

         Section 4. Covenants. Each of the Pledgors hereby unconditionally covenants and agrees as follows:

         (a) No Liens; No Sale of Pledged Collateral. None of the Pledgors will create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any Lien on any of the Securities, and will not, except as otherwise permitted by the Credit Agreement, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), sell, lease, assign, transfer or otherwise dispose of all or any portion of the Securities (or any interest therein).

         (b) Change of Locations, Name, Etc. Without giving the Collateral Agent 30 days prior written notice, none of the Pledgors will (i) change such Pledgor's chief executive office, principal place of business, or the location of its books and records relating to any of the Pledged Collateral or (ii) change such Pledgor's name, identity or structure.

         Section 5. Additional Shares.

         (a) During the period this Agreement is in effect, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to issue any additional shares of capital stock or other equity securities or interests, unless such additional shares have been delivered and pledged to the Collateral Agent. Further, without the consent of the Collateral Agent, none of the Pledgors shall permit any of the Issuers to amend or modify its respective articles or certificate of incorporation (or other analogous organizational document) in a manner which would materially adversely affect the voting, liquidation, preference or other rights of a holder of the shares of stock pledged hereunder.

         (b) Each of the Pledgors agrees that, until this Agreement has terminated in accordance with its terms, any additional Securities of any of the Issuers at any time issued to any of the Pledgors or otherwise acquired by any of the Pledgors shall be promptly delivered or otherwise transferred to the Collateral Agent as additional Pledged Collateral and shall be subject to the Lien of, and the terms and conditions of, this Agreement; provided that if compliance with this Section 5(b) would result in more than 65% of the voting power of any class of such capital stock of an Issuer being included in the Pledged Collateral, the Pledgor shall pledge only such portion of such capital stock as shall result in 65% of the voting power of such class of capital stock owned by the Pledgor being included in the Pledged Collateral.

         Section 6. Registration in Nominee Name, Denominations. The Collateral Agent shall have the right (in its sole and absolute discretion) to hold the Pledged Collateral in its own name as pledgee, the name of its nominee (as Collateral Agent or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank pursuant to a separate blank stock power or in favor of the Collateral Agent or (where applicable) registered in the name of the Collateral Agent in the relevant stock registry. Each of the Pledgors will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Collateral registered in the name of such Pledgor. The Collateral Agent shall at all times have the right to exchange the certificates representing Pledged Collateral for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

         Section 7. Voting Rights; Dividends, etc. So long as no Event of Default shall have occurred and be continuing, with respect to any Securities:

         (a) each of the Pledgors shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that none of the Pledgors shall exercise, or refrain from exercising, any such right or power if any such action would have a materially adverse effect on the value of such Pledged Collateral in the reasonable judgment of the Collateral Agent;

         (b) each of the Pledgors shall be entitled to retain and use any and all cash dividends, interest and principal paid on the Pledged Collateral, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Securities of any of the Issuers which are pledged hereunder or received in exchange for the respective Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of any of the Issuers, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by any of the Pledgors, shall forthwith be delivered to the Collateral Agent to be held as collateral subject to the terms and conditions of this Agreement.

         (c) The Collateral Agent agrees to execute and deliver to each of the Pledgors, or cause to be executed and delivered to each of the Pledgors, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to


                                       78
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exercise pursuant to clause (a) above and/or to receive the dividends which such
Pledgor is authorized to retain pursuant to subsection (b) above.

         (d) Upon the occurrence and during the continuance of an Event of Default, all rights of each the Pledgors to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to subsection (a) above and/or to receive the dividends, interest and principal that such Pledgor is authorized to receive and retain pursuant to subsection (b) above shall cease, and all such rights thereupon shall become immediately vested in the Collateral Agent, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which each of the Pledgors shall otherwise be entitled to exercise pursuant to subsection (a) above and/or to receive and retain the dividends which each of the Pledgors shall otherwise be authorized to retain pursuant to subsection (b) above. Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this subsection (b) shall be retained by the Collateral Agent as additional collateral hereunder and shall be applied in accordance with the provisions of
Section 10. If any of the Pledgors shall receive any dividends or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Collateral Agent, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Collateral Agent upon receipt by such Pledgor in the identical form received, together with any necessary endorsements.

         Section 8. Event of Default Defined. For purposes of this Agreement, "Event of Default" shall mean:

         (a) any of the Pledgors shall fail to observe or perform any covenant or agreement contained in Sections 4(a), 5, or 7(b) hereof;

         (b) any of Pledgors shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those covered by the immediately preceding subsection (a)) for a period of 30 days after written notice thereof has been given to such Pledgor by the Collateral Agent; and

         (c) an Event of Default under and as defined in each of the Credit Agreement and the Intercreditor Agreement shall occur and be continuing.

         Section 9. Remedies upon Default.

         (a) In addition to any right or remedy that the Collateral Agent may have under the Intercreditor Agreement, the Credit Agreement, the other Loan Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Collateral Agent may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Collateral Agent in its discretion shall deem appropriate. The Collateral Agent shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance


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

with the Securities Act and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any of the Pledgors, and each of the Pledgors hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which any of the Pledgors now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each of the Pledgors agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the applicable Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the respective Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the applicable Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may determine in its sole and absolute discretion. The Collateral Agent shall not be obligated to make any sale of any of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability to any of the Pledgors in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Collateral Agent or any Secured Party (in accordance with Section 8 of the Intercreditor Agreement), to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any of the Pledgors (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Collateral Agent from any of the Pledgors as a credit against the purchase price, and the Collateral Agent may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to any of the Pledgors therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and none of the Pledgors shall be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each of the Pledgors hereby waives any right to require any marshaling of assets and any similar right.

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

         (b) In addition to exercising the power of sale herein conferred upon it, the Collateral Agent shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

         (c) In addition to the foregoing, the Collateral Agent shall have all other rights, powers and remedies which are available to it under any applicable laws.

         (d) The rights and remedies of the Collateral Agent under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

         Section 10. Application of Proceeds of Sale and Cash. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 10 shall survive the termination of this Agreement and the Lien on the Pledged Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Pledged Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         As used herein, the term "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the monitoring, inspection, administration, processing, servicing of any or all of the Secured Obligations and/or the Collateral, (d) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (e) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Pledgors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities


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

         Section 11. Collateral Agent Appointed Attorney-in-Fact. From and after the occurrence and during the existence of an Event of Default, each of the Pledgors hereby constitutes and appoints the Collateral Agent as the attorney-in-fact of each Pledgor with full power of substitution either in the Collateral Agent's name or in the name of each of the Pledgors to do any of the following with respect to any Securities and the related Pledged Collateral: (a) to perform any obligation of any of the Pledgors hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Collateral Agent's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described in Section 13(b);
(d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to any of the Pledgors, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which any of the Pledgors would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of each of the Pledgors or otherwise, deemed by the Collateral Agent as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Collateral Agent or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Collateral Agent. The power of attorney granted herein is irrevocable and coupled with an interest.

         Section 12. Reimbursement of Collateral Agent. The Company agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by any of the Pledgors to perform or observe any of the provisions hereof. Any such amounts payable as provided hereunder shall be additional obligations secured hereby and by the other Security Documents.

         Section 13. Further Assurances. Each of the Pledgors shall, at its sole cost and expense, take all action that may be necessary or desirable in the Collateral Agent's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Collateral Agent's security interest in the Pledged Collateral, or to enable the Collateral Agent to exercise or enforce its rights hereunder, including without limitation (a) delivering to the Collateral Agent, endorsed or accompanied by such instruments of assignment as the Collateral Agent may specify, any and all chattel paper,


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instruments, letters of credit and all other undertakings of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Collateral Agent, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. Subject to the foregoing, each of the Pledgors agrees to take, and authorizes the Collateral Agent to take on such Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Collateral Agent shall deem necessary to perfect the security interest and pledge created hereby or to enable the Collateral Agent to enforce its rights and remedies hereunder: (i) to register in the name of the Collateral Agent any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Collateral Agent any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Collateral Agent a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Collateral Agent. Notwithstanding the foregoing each of the Pledgors agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Collateral Agent. Each of the Pledgors hereby authorizes the Collateral Agent to execute and file in all necessary and appropriate jurisdictions (as determined by the Collateral Agent) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the applicable Pledgor and to sign such Pledgor's name thereto. Each of the Pledgors authorizes the Collateral Agent to file any such financing statement, document or instrument without the signature of such Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Collateral Agent pursuant to this Agreement shall be accompanied by proper instruments of assignment duly executed by each of the Pledgors and by such other instruments or documents as the Collateral Agent may reasonably request.

         Section 14. Securities Laws. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law hereafter enacted analogous in purpose or effect, whether foreign or domestic (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each of the Pledgors understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each of the Pledgors acknowledges and agrees that in light of the foregoing restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each of the Pledgors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

         Section 15. Indemnification. Each of the Pledgors agrees to indemnify and hold the Collateral Agent and any corporation controlling, controlled by, or under common control with, the Collateral Agent and any officer, attorney, director, shareholder, agent or employee of the Collateral Agent or any such corporation (each an "Indemnified Person"), harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related to or connected with this Agreement, including without limitation, the exercise by the Collateral Agent of any of its rights and remedies under this Agreement or any other action taken by the Collateral Agent pursuant to the terms of this Agreement; provided, however, the Pledgor shall not be liable to an Indemnified Person for any Losses to the extent that such Losses result from the gross negligence or willful misconduct of such Indemnified Person. The Pledgor's obligations under this section shall survive the termination of this Agreement and the payment in full of the Secured Obligations.

         Section 16. Continuing Security Interest. This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. Each of the Pledgors and the Collateral Agent hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to any of the Pledgors or any person designated by it of all or any portion of the Pledged Collateral.

         Section 17. Security Interest Absolute. All rights of the Collateral Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Intercreditor Agreement, the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Intercreditor Agreement, the Credit Agreement, any other Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the

Pledgors in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

         Section 18. No Waiver. Neither the failure on the part of the Collateral Agent to exercise, nor the delay on its part in exercising any right, power or remedy hereunder, nor any course of dealing between the Collateral Agent and any of the Pledgors shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

         Section 19. Notices. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

         Section 20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         Section 21. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departure by any of the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 22. Binding Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that none of the Pledgors shall be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Collateral Agent as collateral under this Agreement.

         Section 23. Termination. Upon indefeasible payment in full of all of the Bank Obligations, and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, (a) to return the Pledged Collateral to the applicable Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

         Section 24. Additional Pledgors; Release of Pledgors. Section 5.22 of the Credit Agreement provides that Domestic Subsidiaries which own or acquire a Direct Foreign Subsidiary and which are not Pledgors must become Pledgors by, among other things, executing and delivering to the Agent a counterpart to this Agreement. Any Domestic Subsidiary which executes and delivers to the Agent a counterpart of this Agreement shall be a Pledgor for all purposes hereunder. Under certain circumstances described in paragraph (b) of Section 5.22 of the Credit Agreement, a Pledgor which is to be sold may obtain from the Collateral Agent a written release from this Agreement pursuant to the provisions of such paragraph and upon obtaining such written release, any such former Pledgor shall no longer be a Pledgor hereunder. Each other Pledgor consents and agrees to any such release and agrees that no such release shall affect its obligations hereunder.

         Section 25. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         Section 26. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

         Section 27. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

                            [Signatures on Next Page]

         IN WITNESS WHEREOF, each of the Pledgors has executed and delivered this Agreement under seal as of this the date first written above.

                            GUILFORD MILLS, INC.             (SEAL)



                            By:____________________________________
                               Name:
                               Title:

                            GUILFORD AIRMONT, INC.           (SEAL
                            MEXICAN INDUSTRIES OF NORTH
                            ..CAROLINA, INC.             (SEAL))



                            By:____________________________________
                               Name:
                               Title:

Agreed to, accepted and acknowledged as of the date first written above.

WACHOVIA BANK, N.A., as Collateral Agent

By:_____________________________________
   Title:

                                    EXHIBIT A
                                    ---------


                               PLEDGED COLLATERAL

SHARES OWNED BY GUILFORD MILLS, INC.

---------------------------------------- -------------------------------------- --------------------------------------
         ISSUER                                   NO. OF SHARES                          CERTIFICATE NOS.
         ------                                   -------------                          ----------------
---------------------------------------- -------------------------------------- --------------------------------------
Guilford Mills Limited*                  2,497                                  1

(United Kingdom)
---------------------------------------- -------------------------------------- --------------------------------------
Grupo Ambar, S.A. de C.V.                7,338,067                              6, 11, 12, 14, 17, 21, 23, 24, 26,
                                                                                28, 29, 31, 33, 35, 36, 41, 43, 44,
(Mexico)                                                                        45,
---------------------------------------- -------------------------------------- --------------------------------------
Guilford de Tamaulipas, S.A. de C.V.*    49,999                                 1

(Mexico)
---------------------------------------- -------------------------------------- --------------------------------------
Guilford de Altamira, S.A. de C.V.*      49,999                                 1

(Mexico)
---------------------------------------- -------------------------------------- --------------------------------------
Guilford Mills do Brazil Ltda.           990                                    uncertificated--this is a limited
                                                                                liability company
(Brazil)
---------------------------------------- -------------------------------------- --------------------------------------
Industries Mexicanas de Morelos, S.A.    5,000                                  2
de C.V.

Mexico
---------------------------------------- -------------------------------------- --------------------------------------
Industrias Globales de Mexico, S.A. de   49,999                                 1
C.V.

Mexico
---------------------------------------- -------------------------------------- --------------------------------------

----------
* The description of the Securities set forth on this exhibit for each of these companies represents 100% of the issued and outstanding Securities of such companies, however, only 65% of such Securities is pledged pursuant to this
Agreement.

                                       88


---------------------------------------- -------------------------------------- --------------------------------------
Nustart, S.A. de C.V.                    100 Series B-3                         3
                                         13,980 Series B-1                      1
(Mexico)                                 100 Series B-3                         2
                                         13,980 Series B-2                      9
                                         200 Series B-2                         8
---------------------------------------- -------------------------------------- --------------------------------------




                     SHARES OWNED BY GUILFORD AIRMONT, INC.

---------------------------------------- -------------------------------------- --------------------------------------
Guilford Mills do Brazil Ltda.           10                                     uncertificated--this is a limited
                                                                                liability company
(Brazil)
---------------------------------------- -------------------------------------- --------------------------------------
Nustart, S.A. de C.V.                    200 Series B-1                         1

(Mexico)
---------------------------------------- -------------------------------------- --------------------------------------


           SHARES OWNED BY MEXICAN INDUSTRIES OF NORTH CAROLINA, INC.

---------------------------------------- -------------------------------------- --------------------------------------
Industries Mexicanas de Morelos, S.A.    45,000                                 1
de C.V.

Mexico
---------------------------------------- -------------------------------------- --------------------------------------


                                    EXHIBIT B
                                    ---------


                                    PLEDGORS
Guilford Mills, Inc.
4925 West Market Street
Greensboro, North Carolina 27407
Federal Identification number:  13-1995928

Guilford Airmont, Inc.
3400 Central Avenue
Greensboro, North Carolina 27420

Mexican Industries of North Carolina, Inc.
4925 West Market Street
Greensboro, North Carolina 27407

                                                                       EXHIBIT N
                                                                       ---------






                  AMENDED AND RESTATED INTERCREDITOR AGREEMENT


         AMENDED AND RESTATED INTERCREDITOR AGREEMENT, dated as of October 13, 2000, among Wachovia Bank, N.A., in its capacity as collateral agent hereunder (the "COLLATERAL AGENT"), each of the holders of the Senior Notes specified on the signature pages hereof (together with any of its affiliates, any Transferee, successor or assign, subject to Section 22(e) hereof, the "SENIOR NOTE HOLDERS") and each bank specified on the signature pages hereof (collectively, together with any such bank's successors or assigns, subject to Section 22(e) hereof, referred to as the "BANKS").

         WHEREAS, Guilford Mills, Inc. (the "COMPANY") entered into Note Purchase Agreements, each dated December 18, 1998, as each is expected to be amended by amendments dated on or about November 6, 2000, with the Senior Note Holders (as so amended and as any of them may hereafter be amended, modified, supplemented, refinanced or replaced from time to time, the "NOTE PURCHASE AGREEMENTS");

         WHEREAS, pursuant to the Note Purchase Agreements, the Company is obligated to the Senior Note Holders with respect to, without limitation, the obligations, indebtedness and liabilities of the Company incurred or arising from time to time under the Senior Notes (whether in respect of principal, interest, Make-Whole Amount and Make-Whole Excess Amount, without regard to whether such Make-Whole Amount and Make-Whole Excess Amount is currently due and owing, or otherwise) and the obligations under the Note Purchase Agreements (collectively the "SENIOR NOTE OBLIGATIONS");

         WHEREAS, the Company, Wachovia Bank, N.A., as Administrative Agent (in such capacity, and any successor in such capacity appointed pursuant to Section
7.10 of the Credit Agreement, the "BANK AGENT"), First Union National Bank, as Syndication Agent, Bank One, NA, as Documentation Agent, and each of the Banks have entered into a Credit Agreement dated as of May 26, 2000, which is expected to be amended by a First Amendment to Credit Agreement to be dated on or about November 6, 2000 (as so amended, and as it may be amended, modified, supplemented, refinanced or replaced from time to time the "CREDIT AGREEMENT")";

         WHEREAS, the Company is obligated to the Bank Agent and the Banks with respect to, without limitation, all indebtedness, liabilities and obligations of the Company to the Bank Agent and the Banks incurred or arising from time to time under the Credit Agreement and each of the Loan Documents (collectively the "BANK OBLIGATIONS);

         WHEREAS, the Company and/or certain Subsidiaries owning the capital stock of Direct Foreign Subsidiaries have entered into the Foreign Stock Pledge Agreement (which has been amended and restated as of the date hereof) with respect to the Foreign Pledged Stock to secure the Secured Obligations on a pro rata basis;

         WHEREAS, the Company and/or certain Subsidiaries owning Intercompany Notes have pledged and will pledge such Intercompany Notes to the Collateral Agent pursuant to the Security Agreement (which has been amended and restated as of the date hereof) to secure the Secured Obligations on a pro rata basis.

         WHEREAS, pursuant to the Security Documents, the Collateral Agent has a security interest in, security title to and Lien upon the following other property of the Company and the Guarantors, to secure the Secured Obligations on a pro rata basis, including (i) the Domestic Pledged Stock and (if applicable, the Receivables Subsidiary Pledged Stock, subject to the release provisions of
Section 9.19 of the Credit Agreement, but in such event including the Receivables Subsidiary Pledged Stock, (ii) the Foreign Pledged Stock, (iii) the personal property described in the Security Agreement, and (iv) all of the Plants and Other Real Property described in each Mortgage (such property, together with the Foreign Pledged Stock, and together with any guarantee and all other real and personal property in or upon which the Company or other Person grants from time to time to the Secured Parties or to any Secured Party a lien, security interest or other encumbrance to secure the Secured Obligations, being collectively referred to as the "COLLATERAL").

         WHEREAS, the Senior Note Holders and the Banks (sometimes collectively referred to herein, together with any Cash Management Service Provider, with respect to Cash Management Services Obligations, and any Bank or Affiliate thereof providing hedge arrangements giving rise to Hedge Obligations or Bank Letter of Credit Obligations, as well as Wachovia Bank, N.A. with respect to the A-Advanced Guaranty Obligations, as the "SECURED PARTIES", and individually referred to as a "SECURED PARTY") and the Collateral Agent desire to set forth certain additional provisions regarding the Secured Obligations;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used herein without definition have the meanings set forth in the Credit Agreement, unless otherwise expressly indicated. In addition, the following terms have the following meanings.

         "A-ADVANCED" means A-Advanced Mini Storage, LLC, a limited liability company in which the Company owns 50% of the membership interests and two individuals not otherwise affiliated with the Company each own the other 25%.

         "A-ADVANCED GUARANTY" means the unconditional guaranty of payment executed and delivered by the Company and the other members of A-Advanced in favor of Wachovia Bank, N.A,, guaranteeing payment of the principal, interest, fees, costs and other amounts arising in connection with to revolving and term loan obligations of A-Advanced to Wachovia Bank, N.A. in the maximum principal amount of $2,550,000 incurred to construct mini-ware houses on land owned by the Company and leased to A-Advanced.

         "A-ADVANCED GUARANTY OBLIGATIONS" means the obligations of the Company to Wachovia Bank, N.A. under the A-Advanced Guaranty.

         "ACTIONABLE DEFAULT" means both (a) an Event of Default shall have occurred in respect of one or more of a Secured Party's Transaction Documents and (b) all of the Secured Obligations of such Secured Party owing thereunder shall have become due and payable.

         "ACCOUNT MAINTENANCE CHARGES" means the normal and customary activity fees and charges owed by the Company or any of the Guarantors in connection with any account maintained by it with the Collateral Agent or any Secured Party pertaining to the Collateral.

         "ADDITIONAL LIEN" has the meaning set forth in Section 5 hereof.

         "APPROVED DEPOSITORY" has the meaning set forth in the Security Agreement.

         "BANK" has the meaning set forth in the introductory paragraphs hereof.

         "BANK AGENT" has the meaning set forth in the introductory paragraphs hereof.

         "BANK LETTER OF CREDIT OBLIGATIONS" means all reimbursement obligations and all other obligations, including interest, fees, costs and indemnification amounts, incurred or arising from any standby or trade letters of credit issued by any Bank or Affiliate thereof for the account of the Company or any Subsidiary.

         "BANK NOTES" means, collectively, the Notes, as such term is defined in the Credit Agreement.

         "BANKRUPTCY PROCEEDING" means the voluntary or involuntary dissolution, winding up, liquidation, arrangement, reorganization, adjustment, protection, relief or composition of the Company or its debts, whether in any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or similar proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or a Guarantor or otherwise.

         "BANKS" has the meaning set forth in the introductory paragraphs hereof.

         "BANK AGENT" has the meaning set forth in the introductory paragraphs hereof.

         "BANK GUARANTY" means the Guaranty, as defined in the Credit Agreement.

         "BANK OBLIGATIONS" has the meaning set forth in the introductory paragraphs hereof.

         "BUSINESS DAY" means any day except a Saturday, Sunday or any other day on which commercial banks in Georgia and New York are authorized by law to close.

         "CASH COLLECTIONS" has the meaning set forth in the Security Agreement.

         "CASH DEPOSITS" has the meaning set forth in the Security Agreement.

         "CASH MANAGEMENT AGREEMENTS" shall mean, individually and collectively, as the context shall require any agreements between the Company, on the one hand, and any Cash Management Service Provider, on the other hand, whether now or hereafter in effect, pursuant to which such Cash Management Service Provider provides Cash Management Services, and all amendments thereto, supplements thereof, and replacements therefor.

         "CASH MANAGEMENT SERVICES" shall mean cash management services for operating, collection, payroll and trust accounts of the Company and/or its Subsidiaries provided by any Cash Management Services Provider and/or its Affiliates, including, without limitation, automatic clearing house services, control disbursement services, electronic funds transfer services, information reporting services, lockbox services, stop payment services, and wire transfer services.

         "CASH MANAGEMENT SERVICES OBLIGATIONS" shall mean any and all obligations of the Company and/or any of its Subsidiaries to any Cash Management Services Provider and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services, including, without limitation, Account Maintenance Charges.

         "CASH MANAGEMENT SERVICES PROVIDER" means any Bank or Affiliate thereof which provides Cash Management Services to the Company and/or any of its Affiliates under any of the Cash Management Agreements or otherwise relating to any of the Cash Management Services, in its capacity as the provider of such services.

         "COLLATERAL" has the meaning set forth in the introductory paragraphs hereof, but also includes any Additional Lien, as contemplated in Section 5 hereof.

         "COLLATERAL AGENT" has the meaning set forth in the introductory paragraphs hereof; provided, that if any successor is appointed as Collateral Agent pursuant to Section 20 hereof, it shall mean such successor.

         "COLLATERAL RESERVE ACCOUNT" has the meaning set forth in the Security Agreement.

         "COMPANY" has the meaning set forth in the introductory paragraphs hereof.

         "CREDIT AGREEMENT" has the meaning set forth in the introductory paragraphs hereof.

         "DEFAULT NOTICE" has the meaning set forth in Section 9(a) hereof.

         "DISPUTED PAYMENT" shall have the meaning set forth in Section 4 hereof.

         "ENFORCEMENT COSTS" means all reasonable out-of-pocket costs and expenses incurred by the Collateral Agent or any Secured Party in connection with the enforcement and collection of the Secured Obligations pursuant to the Security Documents, including, without limitation, all reasonable attorneys fees and disbursements actually incurred, and all other such costs and expenses described in and incurred pursuant to any of the Security Documents, including, without limitation, all "Enforcement Costs", as defined in the Security Agreement, and similar costs incurred in enforcing any of the Mortgages or other Security Documents, as well as any costs or other amounts indemnified by the Company pursuant to Section 18 hereof.

         "EVENT OF DEFAULT" means an Event of Default as such term is defined in or pursuant to any of the Note Purchase Agreements or the Credit Agreement, as the case may be.

         "GUARANTOR" means any guarantor under the Bank Guaranty, the Senior Note Guaranty or any Third Party Guarantee.

         "HEDGE OBLIGATIONS" means all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any, and in any case net of any benefits of such Person).

         "MAJORITY SENIOR NOTE HOLDERS" means Senior Note Holders holding a majority in the aggregate principal amount of the Senior Note Obligations.

         "MAKE-WHOLE AMOUNt" means, for all purposes under this Agreement, the "Make-Whole Amount", as defined in the Note Purchase Agreements; provided, however, that any increase in the amount of the Make-Whole Amount as a result of the Senior Note Pricing Increases shall be limited to $2,550,000.

         "MAKE-WHOLE EXCESS AMOUNt" means, for all purposes under this Agreement, the amount of any increase in the amount of the Make-Whole Amount as a result of the Senior Note Pricing Increases in excess of $2,550,000.

         "NON-AVAILABLE PROCEEDS" shall have the meaning set forth in Section 3 hereof.

         "NOTE PURCHASE AGREEMENTS" has the meaning set forth in the introductory paragraphs hereof.

         "PERCENTAGE INTEREST" with respect to a Secured Party shall mean that percentage which is the equivalent of a fraction, the numerator of which is the then aggregate amount (including but not limited to principal, interest and premium, if any) outstanding of the Secured Obligations (other than any Make-Whole Excess Amount) owing to such Secured Party, and the denominator of which is the total of the amounts described in the numerator for all Secured Parties.

         "PERSON" means and includes an individual, a partnership, a joint venture, a corporation, a limited liability corporation or partnership, a trust, limited liability company, an unincorporated organization and a government or any department or agency thereof.

         "RECORDING EXPENSES" has the meaning set forth in Section 5.25 of the Credit Agreement.

         "REMEDIES DEMAND" has the meaning set forth in Section 11 hereof.

         "REQUIRED SECURED PARTIES" means the Required Banks and the Majority Senior Note Holders.

         "RETURNING SECURED PARTY" shall have the meaning set forth in Section 4 hereof.

         "SECURED OBLIGATIONS" means (i) the aggregate principal amount outstanding from time under the Senior Notes, up to a maximum amount of $145,000,000, and the other Senior Note Obligations, as the amount of such Secured Obligations may be increased or decreased as a result of the making or receiving by such Secured Party of any Sharing Payment or True Up Payment, including the amount of any True Up Reimbursement Obligation; (ii) the aggregate principal amount outstanding from time to time under the Bank Notes, up to a maximum amount of $150,000,000, and the other Bank Obligations, as the amount of such Secured Obligations may be increased or decreased as a result of the making or receiving by such Secured Party of any Sharing Payment or True Up Payment,
(iii) all costs and expenses incurred by the Bank Agent pursuant to the Credit Agreement; (iv) all Recording Expenses incurred by the Collateral Agent pursuant to Section 5.25 of the Credit Agreement; (v) all Cash Management Services Obligations, limited, however, as to this clause (v) to a maximum aggregate amount of $3,000,000 as to all Cash Management Services Providers (prorated among them, if there are more than one at the time of determination), and excluding from this clause (v) any amounts arising from any failure of any Cash Management Services Provider and/or any of its Affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time; (vi) all Hedge Obligations with any Bank or Affiliate thereof, limited, however, as to this clause (vi) to a maximum aggregate amount of $5,000,000; (vii) all Bank Letter of Credit Obligations with any Bank or Affiliate thereof, limited, however, as to this clause (vii) to a maximum aggregate amount of $5,000,000, (viii) all Enforcement Costs, (ix) without duplication, all indemnification amounts under this Agreement, and all fees and expenses of the Collateral Agent hereunder and (x) all A-Advanced Guaranty Obligations.

         "SECURED PARTIES" has the meaning set forth in the introductory paragraphs hereof.

         "SECURITY AGREEMENT" means the Security Agreement described in the Credit Agreement.

         "SENIOR NOTE GUARANTY" means the Guaranty, as defined in the Note Purchase Agreements.

         "SENIOR NOTE OBLIGATIONS" has the meaning set forth in the introductory paragraphs hereof.

         "SENIOR NOTE PRICING INCREASES" means the amount by which the applicable contract interest rate on the Senior Notes and fees payable under the Note Purchase Agreements are increased after October 12, 2000.

         "SENIOR NOTES" means, collectively, any Note issued under any of the Note Purchase Agreements and each promissory note delivered in substitution or exchange for any such Note.

         "SHARING PAYMENT" shall mean any and all amounts received by any Secured Party (i) as a result of any exercise of any right of set off or banker's lien (whether by law, contract or otherwise), including, without limitation, as a result of any Secured Party's claim being deemed a secured claim under Section 506 of Title 11 of the United States Code, or other security interest arising from, or in lieu of, such secured claim, (ii) otherwise from or in respect of a Third Party Guarantee, the Bank Guaranty or the Senior Note Guaranty or any proceeds thereof or (iii) any payment received from the Company under any Transaction Document after an Actionable Default, other than payments which have given rise to a True Up Payment pursuant to Section 24; provided, however, that (a) no payment or receipt of Account Maintenance Charges, Cash Management Services Obligations, Hedge Obligations, Bank Letter of Credit Obligations, A-Advanced Guaranty Obligations or pursuant to a Receivables Securitization Program, in each of the foregoing cases that is made or received when no Actionable Default has occurred and is continuing shall constitute a "SHARING PAYMENt" hereunder, and (b) so long as no Actionable Default has occurred or is continuing, but subject to Section 8 hereof, no repayment, scheduled or unscheduled, nor prepayment, in whole or in part, by the Company under the Note Purchase Agreements or the Credit Agreement, as the case may be, from funds received other than pursuant to clauses (i) or (ii) above, shall constitute a "SHARING PAYMENT" hereunder.

         "THIRD PARTY GUARANTEE" shall have the meaning set forth in Section 5 hereof.


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         "TRANSACTION DOCUMENTS" means (i) as to the Senior Note Holders, the
Note Purchase Agreements, the Senior Notes, the Senior Note Guaranty and any Third Party Guarantee, and (ii) as to the Banks, the Credit Agreement, the Bank Notes, the Bank Guaranty and any Third Party Guarantee.

         "TRUE UP OBLIGEE" shall have the meaning set forth in Section 24 hereof.

         "TRUE UP OBLIGOR" shall have the meaning set forth in Section 24 hereof.

         "TRUE UP PAYMENT" shall have the meaning set forth in Section 24 hereof.

         "TRUE UP RATABLE SHARE" shall have the meaning set forth in Section 24 hereof.

         "TRUE UP REIMBURSEMENT OBLIGATION" shall have the meaning set forth in
Section 24 hereof.

         "TRUE UP SETTLEMENT STATEMENT" shall have the meaning set forth in
Section 24 hereof.

         2. SHARING PAYMENTS. If a Secured Party obtains a Sharing Payment, such Secured Party shall promptly purchase from each other Secured Party participations in (or, if and to the extent specified by such other Secured Parties, direct interests in) the Secured Obligations (other than any Make-Whole Excess Amount) owing to each such other Secured Party, and shall make such other adjustments from time to time as shall be equitable, to the end that all Secured Parties shall share the benefit of such Sharing Payment as set forth in Section 3 hereof.

         3. APPLICATION OF SHARING PAYMENTS. Any Sharing Payment shall be applied and distributed as follows:

         First, to the payment of any unpaid Account Maintenance Charges, and all reasonable out-of-pocket costs and expenses (including reasonable attorneys fees and disbursements actually incurred) incurred by any Secured Party in collecting such Sharing Payment, of which Secured Party shall have notified, with reasonable specificity, the other Secured Parties;

         Second, to the Secured Parties pro rata in proportion to each Secured Party's Percentage Interest then in effect in the Secured Obligations (excluding any Make-Whole Excess Amount) owing to the Secured Parties (regardless of whether or not the maturity of any such Secured Party's Secured Obligations shall have been accelerated) until all amounts owing in respect of the Senior Note Obligations and the Bank Obligations are paid in full;

         Third, the balance, if any, to the Senior Note Holders, until any Make-Whole Excess Amount is paid in full; and

         Fourth, the balance, if any, to any such Person as shall be entitled thereto.

         Non-cash Sharing Payments and Sharing Payments which, due to a restraining order or otherwise, are not permitted to be applied to the Secured Obligations, or because the receiving Secured Party determined it to be impracticable to divide and apply such amounts to the payment of any of the Secured Obligations owed to the Secured Parties (herein referred to as "NON-AVAILABLE PROCEEDS") shall be held by the Secured Party so receiving such Non-available Proceeds as agent for the Secured Parties. At such time as such Non-available Proceeds are later converted to cash or such Non-available


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Proceeds are later permitted to be applied, or later become practical to divide and may otherwise be applied, against any of the Secured Obligations, such Non-available Proceeds shall promptly be divided and paid at such time in accordance herewith.

         Each Secured Party shall distribute all Sharing Payments, other than Non-available Proceeds, to the other Secured Parties pursuant to clause Second above. Prior to making such distribution, such Secured Party may apply such Sharing Payments pursuant to clause First above, with respect to any reasonable out-of-pocket costs and expenses of such Secured Party for amounts then known, and may retain as a reserve such portion of such Sharing Payments as it may reasonably determine to be sufficient to cover such costs and expenses that have not yet been determined. As soon as it determines that any portion of such Sharing Payments are no longer required to be held in such reserve, such Secured Party shall distribute the same to the other Secured Parties.

         Each Secured Party agrees that any sums and amounts received by such Secured Party pursuant to this Section shall be applied to the payment of the Secured Obligations held by such Secured Party as such Secured Party shall determine in its sole discretion.

         4. PAYMENT INVALIDATED. If, during the course of, or pursuant to, any Bankruptcy Proceeding, a Secured Party (the "RETURNING SECURED PARTY") is required by a court or other tribunal of competent jurisdiction to disgorge, refund, rebate or otherwise return any distribution of any Sharing Payments received by such Secured Party pursuant to Section 2 hereof (such Returning Secured Party's portion of such payment or distribution referred to herein as a "DISPUTED PAYMENT") received by such Returning Secured Party to any trustee presiding over such Bankruptcy Proceeding or to any other Person (whether by reason of the fact that such Disputed Payment constituted or was alleged to constitute a preference, a fraudulent conveyance or for such other reason as such court or tribunal shall specify), each other Secured Party shall immediately pay to the Returning Secured Party its pro rata share of such Disputed Payment from amounts actually received by such other Secured Party. For purposes of this Section 4, such pro rata share shall be calculated as of the date the Returning Secured Party is required to make such payment to any such trustee or other Person.

         5. ADDITIONAL COLLATERAL. Each of the Secured Parties hereby covenants and agrees that (i) such Secured Party will not accept from any Person on behalf of the Company or any Subsidiary any guarantee (a "THIRD-PARTY GUARANTEE") of any of the Secured Obligations or any other obligations owing to such Secured Party under any of the Transaction Documents unless such Guarantor also guarantees substantially contemporaneously, by the same or separate instrument, the payment of all of the Secured Obligations owing to all Secured Parties (or, if such Third-Party Guarantee guarantees only a portion thereof owing to such Secured Party, such Secured Party will not accept such Third-Party Guarantee unless such Guarantor simultaneously guarantees the same proportion of Secured Obligations owing to the other Secured Parties) and (ii) such Secured Party will not take, accept or obtain any security interest in, or lien or encumbrance upon (an "ADDITIONAL LIEN"), any assets of any of the Company or any Subsidiary or any other Person (other than assets which, if obtained by the Secured Party, would constitute a Sharing Payment) to secure the payment and performance of the Secured Obligations or any other obligations owed to such Secured Party under any of the Transaction Documents except by virtue of the Collateral Agent's being granted a security interest in, or lien upon, such assets, in either case,


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pursuant to documents in form and substance satisfactory to all of the Secured
Parties, to secure the Secured Obligations pro rata.

         6. TURNOVER OF SHARING PAYMENTS. If a Secured Party acquires custody, control or possession of any Sharing Payments other than pursuant to the terms of this Agreement, such Secured Party shall hold such Sharing Payments in trust for the parties entitled thereto until such time as such Secured Party shall have complied with the provisions of Section 2 hereof

         7. APPOINTMENT OF COLLATERAL AGENT.

         Each Secured Party designates and appoints Wachovia Bank, N.A. to serve as the Collateral Agent under this Agreement and under the Security Documents. Each Secured Party authorizes the Collateral Agent to act as agent for the Secured Parties for the purposes of executing and delivering on behalf of the Secured Parties the Security Documents and, subject to the provisions of this Agreement, enforcing the Secured Parties' rights, powers and remedies in respect of the Collateral and the Secured Obligations under the Security Documents, together with such other powers as are reasonably incidental thereto.

         8. RIGHTS OF SECURED PARTIES UNDER TRANSACTION DOCUMENTS.

         Each of the Secured Parties may exercise its rights, remedies and powers under those Transaction Documents to which it is a party, including, without limitation, declare a default and accelerate such Secured Party's Secured Obligations and pursue any of the following remedies against the
Company: (i) a judgment; (ii) binding mediation; or (iii) binding arbitration; provided, however, notwithstanding anything contained in this Section 8 to the contrary, except as expressly provided in this Agreement, none of the Secured Parties may take any action against the Collateral, including, without limitation, bidding at foreclosure sales, UCC sales or other similar sales, except after obtaining the prior written consent of the Required Secured Parties. The Collateral Agent and each of the Secured Parties agree that the liens and security interests granted to the Collateral Agent under the Security Documents shall at all times be shared by the Secured Parties as expressly provided herein.

         Notwithstanding anything to the contrary contained in any Transaction Document or in any other document pertaining to the subject matters of this Agreement and notwithstanding any priority in time of creation, recordation, attachment or perfection of any lien or security interest in favor of any Secured Party, each Secured Party agrees that, at all times, whether before, after or during the pendency of any Bankruptcy Proceeding, each Secured Party shall be pari passu with each other Secured Party with respect to the priority of liens on and security interests in the Collateral and with respect to the proceeds of the Collateral, as provided in Section 12 and the order of application of moneys contained therein.

         9. NOTIFICATION OF EVENT OF DEFAULT.

                  (a) Each Secured Party shall deliver to the Collateral Agent, to each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks), and to the Company, a notice in writing of any Event of Default and the nature thereof promptly (and in any event within 3 Business Days) after it learns of the occurrence thereof (any such notice being a "DEFAULT NOTICE").

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                  (b) Any Secured Party which has given a Default Notice shall also give prompt (in any event within 3 Business Days) notice to the Collateral Agent, to each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) and to the Company, upon learning of any cure of any such Event of Default or upon any waiver thereof.

                  (c) No Secured Party shall be held liable for any good faith failure to provide copies of any notice sent to the Collateral Agent to all other Secured Parties (or, as to the Banks, to the Bank Agent) or to the Company as provided in Section 9(a) or 9(b).

         10. ACTIONABLE DEFAULT. Each Secured Party shall deliver to the Collateral Agent, the Company and each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) a notice in writing of any Actionable Default and the nature thereof promptly (and in any event within 1 Business Day) after the occurrence of an Actionable Default. Such notice of Actionable Default may be included in a Default Notice given pursuant to Section 9(a) hereof. Any Secured Party which has given a notice of an Actionable Default shall be entitled to withdraw it in accordance with the terms of the applicable Transaction Documents if the Actionable Default no longer exists by delivering a written notice of withdrawal to the Collateral Agent, with copies sent simultaneously to the other Secured Parties (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks); provided, that no such withdrawal may be made after the delivery of a Remedies Demand by the Required Secured Parties. Any notice of the occurrence or withdrawal of an Actionable Default given by any Secured Party or the Collateral Agent pursuant hereto may be included in a Default Notice or notice of a withdrawal of an Event of Default given pursuant to Section 9(b). No Secured Party shall be held liable for any good faith failure to provide copies of any notice sent to the Collateral Agent to all other Secured Parties (or, as to the Banks, to the Bank Agent) or to the Company as provided in this Section 10.

         11. REMEDIES UPON ACTIONABLE DEFAULT. If and only if the Collateral Agent shall have received a notice of an Actionable Default, and during such time as such notice of an Actionable Default shall not have been withdrawn in accordance with the provisions of Section 10, the Required Secured Parties may send to the Collateral Agent in writing, with copies sent simultaneously to each of the other Secured Parties (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) and the Company, a demand for the exercise by the Collateral Agent, subject to the provisions of this Section 11, of rights, powers and remedies hereunder and under the Security Documents (a "REMEDIES DEMAND"). A Remedies Demand may be included in a notice of Actionable Default or Notice of Default which also is a notice of Actionable Default. Upon the issuance of a Remedies Demand, all of the Secured Obligations shall become due and payable. After receipt of a Remedies Demand, the Collateral Agent shall exercise such of the rights, powers and remedies available to it hereunder and in the Security Documents as it is instructed to exercise by the Required Secured Parties in writing directed to the Collateral Agent, with copies to the other Secured Parties (which instructions may be included in the Remedies Demand) and the Company. The date the Collateral Agent is so directed to exercise any remedies pursuant to this Section 11 is the "Remedies Date"; provided, however, that with respect to any rights, powers and remedies pertaining to the Cash Collections, the Cash Deposits, and/or notification to Account Debtors pursuant to 9-502(1) of the applicable Uniform Commercial Code, the Collateral Agent may (i) prohibit the withdrawal by the Company of any Collateral maintained with any Secured Party or of any Cash Deposits, and (ii)


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require the Company to deposit all Cash Collections either with the Collateral
Agent or an Approved Depository, and/or direct all Approved Depositories to remit Cash Deposits to the Collateral Agent, pursuant to Section 3.1.11(b) of the Security Agreement, if it determines in good faith that such prohibition and/or requirement will promote and protect the interests of the Secured Parties and maximize both the value of such Collateral and the present value of the ratable recovery by each of the Secured Parties on the Secured Obligations; provided, further, that (1) the Secured Parties agree that none of them may instruct the Collateral Agent to refrain from exercising any rights, powers or remedies expressly authorized by the Required Secured Parties pursuant to this Section, and any instruction in violation of this provision shall be of no force or effect and shall be disregarded by the Collateral Agent, (2) if and to the extent that the instructions of the Secured Parties are in conflict, then the Collateral Agent shall exercise the rights, powers and remedies required by the instructions which it determines, in good faith, will promote and protect the interests of the Secured Parties and maximize both the value of the Collateral and the present value of the recovery by each of the Secured Parties on the Secured Obligations, and (3) once instructions have been received from the Required Secured Parties, as required by and in accordance with this Section 11, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto, except as provided in subclause (2) above.

         12. APPLICATION.

                  (a) The Collateral Agent, for the benefit of the Secured Parties, shall establish the Collateral Reserve Account under the circumstance provided in Section 3.1.11(b) of the Security Agreement, and thereafter maintain the Collateral Reserve Account in accordance with the Security Agreement, which shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Secured Parties.

                  (b) Following a Remedies Demand, all monies held by the Collateral Agent, constituting proceeds of Collateral shall, upon receipt by the Collateral Agent be distributed by the Collateral Agent on a weekly basis on a Business Day fixed by the Collateral Agent for the distribution of said monies, commencing on the earlier of (i) 10 Business Days after the receipt of a notice of Actionable Default pursuant to Section 10, or (ii) the date the aggregate balance in the Collateral Reserve Accounts exceeds $250,000, and the balance of which monies held from time to time by the Collateral Agent shall so long as any amounts in excess of $250,000 remain in the Collateral Reserve Account, be distributed on the corresponding date (or, if such corresponding date is not a Business Day, the next succeeding Business Day) in each calendar week thereafter, as follows:

                           FIRST: To the payment of all Account Maintenance
Charges, Enforcement Costs and other costs, expenses, liabilities and advances made or incurred by the Collateral Agent or the Secured Parties, or any of them, in connection with the administration, collection and enforcement of the Secured Obligations and the sale or other realization upon the Collateral, including reasonable attorneys' fees and expenses actually incurred of the Collateral Agent and the customary fees of the Collateral Agent, which fees, costs, expenses, liabilities and advances are unpaid as of such date of distribution;

                           SECOND: To each of the Secured Parties to the extent
of its Secured Obligations (other than any Make-Whole Excess Amount), calculated on the date of distribution (as if all Secured Obligations had been accelerated, regardless of whether such Secured Obligations have matured, by acceleration or



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otherwise), for application to their respective Secured Obligations(other than any Make-Whole Excess Amount), in an amount equal to its Percentage Interest in the funds available for distribution as of the date of receipt of a Remedies Demand, without priority of any one over any other, until the Secured Obligations have been paid in full;

                           THIRD, the balance, if any, to the Senior Note
Holders, until any Make-Whole Excess Amount is paid in full; and

                           FOURTH: Any surplus then remaining shall be paid to
the Company or a Guarantor, as applicable, as its interests may appear, or as a court of competent jurisdiction may direct.

                  (c) All monies received and held by the Collateral Agent in the Collateral Reserve Account at any time shall be held by the Collateral Agent in the Collateral Reserve Account for distribution to the Secured Parties pursuant to this Section 12.

                  (d) In determining the amount of the Secured Obligations of any Secured Party, the Collateral Agent shall be entitled to rely on a written statement from each Secured Party sent to the Collateral Agent, with a copy sent simultaneously to each of the Secured Parties and the Company, stating the amounts which said Secured Party in good faith reasonably believes to be its Secured Obligations (which statement shall be calculated as if all Secured Obligations had been accelerated and shall itemize the various components thereof, such as interest, principal, fees, etc., including, without limitation, an itemization of the various components included in the calculation of any Make-Whole Amount included in its Secured Obligations). Such statements shall be conclusive or binding on any Secured Party which has failed to object to the statement within 5 Business Days of receipt of a copy of said statement. Each Secured Party agrees to give such a statement as to the amount of its Secured
Obligations: (i) as of the date of a Remedies Demand (which statement (x) from or on behalf of the Secured Parties sending a notice of Actionable Default shall accompany or be included in such notice, and (y) from or on behalf of the other Secured Parties shall be given within 5 Business Days after receipt of a copy of such notice); and (ii) as of the date of receipt of any written request of the Collateral Agent, within 5 Business Days of receipt of such request. Prior to making any distribution hereunder, the Collateral Agent shall make a request to each Secured Party for a statement of Secured Obligations in accordance with Clause (ii) of the immediately preceding sentence if the most recent statements of Secured Obligations then in the possession of the Collateral Agent are more than 30 days old. In addition to the foregoing, each Secured Party agrees that it will from time to time provide such information that is available to it to the Collateral Agent as may be necessary to enable the Collateral Agent to make any calculation hereunder or otherwise required for any purpose hereof.

         13. INSURANCE PROCEEDS; OTHER AMOUNTS.

                  (a) Following the occurrence of an Actionable Default, all insurance proceeds (net of costs incurred in obtaining payment of such proceeds) received, directly or indirectly, by the Collateral Agent pursuant to the Security Documents, and all other amounts received by the Collateral Agent constituting proceeds of Collateral, shall be deposited in the Collateral Reserve Account and shall be held by the Collateral Agent as additional security


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for the Secured Obligations and be deposited in the Collateral Reserve Account and shall be held as cash collateral and not transmitted to the Company, except as permitted by Section 3.1.11(b) of the Security Agreement.

                  (b) After a Remedies Demand, subject to the provisions of
Section 6, all amounts held in the Collateral Reserve Account shall be applied as set forth in Section 12.

         14. RELEASE OF COLLATERAL. The Collateral Agent will not release Collateral from the Liens created by the Security Documents except that the Collateral Agent shall (i) release Collateral disposed of pursuant to and in accordance with Section 3.1.10 of the Security Agreement, (ii) release amounts from the Collateral Reserve Account expressly authorized by Section 3.1.11 of the Security Agreement, (iii) release Collateral as expressly authorized by Sections 5.05, 5.21(b), 5.22(b), 5.23 and 9.19 of the Credit Agreement or any of provision of any of the Security Documents, (iv) release of all of the Collateral upon termination of this Agreement pursuant to Section 22(i), in each case set forth in clauses (i) through (iv), without any further consent of any Secured Party, and (v) release any Collateral with the consent, or upon the direction, of all of the Secured Parties. Upon any release of Collateral pursuant to this Agreement or any Loan Document, the Collateral Agent will deliver appropriate UCC-3's or other appropriate documents to the Company confirming the release of such Collateral.

         15. INVESTMENT OF FUNDS HELD BY COLLATERAL AGENT. The Collateral Agent shall invest and reinvest monies held by it constituting proceeds of Collateral from time to time in repurchase agreements with any major national brokerage firm or bank (which may include the commercial banking department of the Collateral Agent or any bank or trust company under common control with the Collateral Agent) fully secured by obligations issued or guaranteed by the United States, and subject at all times to the liens and security interests granted by the Security Documents. All such investments and the interest and income received thereon and therefrom and the net proceeds realized upon the sale thereof shall be held by the Collateral Agent in the Collateral Reserve Account, to be held and remitted pursuant to Section 3.1.11(b) of the Security Agreement or distributed pursuant to Section 12, as applicable.

         16. COVENANTS OF THE SECURED PARTIES. Each of the Secured Parties hereby covenants and agrees that:

                  (a) It will give notice immediately to the Collateral Agent and each other Secured Party(or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks) of its receipt of any Sharing Payment or a Third-Party Guarantee or its desire for an Additional Lien.

                  (b) It will cooperate with the Collateral Agent in the enforcement of the Security Agreement and otherwise in order to accomplish the purposes of this Agreement.

         17. ACTION ON INSTRUCTIONS OF SECURED PARTIES.

                  (a) Except as otherwise provided in this Agreement, and in accordance with the provisions of Section 11, the Collateral Agent agrees to make only such demands and give only such notices under the Security Documents as it is instructed in writing to give, and to take only such action to enforce the Security Documents and to only collect and/or dispose of the Collateral or any portion thereof as it is instructed in writing to take, collect or dispose of any of the Collateral pursuant to the applicable Uniform Commercial Code, by the requisite Secured Parties. The Collateral Agent agrees not to release the


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Collateral or any portion thereof except in accordance with Section 14. The
Collateral Agent shall not grant any consent or waiver in connection with, execute any amendment to or modification of, or exercise any discretion granted to it under any of the Security Documents, except in accordance with Section 11. Notwithstanding anything herein to the contrary, the Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement or any of the Security Documents or would in its reasonable opinion subject it or any of its agents, officers, employees or directors to personal liability.

                  (b) The Collateral Agent may at any time request directions from the Secured Parties as to any course of action or other matter relating hereto. The Collateral Agent shall be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by (1) as to any matters expressly provided for by this Agreement, the requisite Secured Parties expressly provided in the relevant provisions hereof (including, without limitation, Section 11, subject to the provisions of the second proviso contained in Section 11 hereof, and paragraph (a) of this Section 17) and (2) as to any matters not expressly provided for by this Agreement, in accordance with instructions signed by the Required Secured Parties, and in all such cases, any action taken or failure to act pursuant thereto shall be binding on all of the Secured Parties.

         18. RIGHTS, DUTIES AND RESPONSIBILITIES OF THE COLLATERAL AGENT.

                  (a) Prior to the receipt of a Notice of Default, the Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement.

                  (b) In the absence of the Collateral Agent's bad faith, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Collateral Agent conforming to the requirements of this Agreement.

                  (c) After receipt of a Notice of Default and during the continuance of an Event of Default, the Collateral Agent shall use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances when acting on behalf of another Person in the conduct of such other Person's affairs.

                  (d) No provision of this Agreement shall be construed to relieve the Collateral Agent from liability for its own gross negligence or its own willful misconduct, except that:

                           (i) this subsection shall not be construed to limit
the effect of paragraph (c) of this Section 18;

                           (ii) the Collateral Agent shall not be liable for any
error of judgment made in good faith by an officer of the Collateral Agent unless the Collateral Agent was grossly negligent in ascertaining the pertinent facts; and

                           (iii) the Collateral Agent shall not be liable with
respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the requisite Secured Parties, if and as expressly required by and provided in this Agreement, unless (a) such omission to act has been directed by the requisite Secured Parties in violation of the


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second proviso contained in Section 6, in which case such direction shall be disregarded by the Collateral Agent, as provided in such proviso, and in such event the Collateral Agent shall not be liable for disregarding such direction, or (b) such action or omission to act is expressly required by this Agreement to be taken only in accordance with the direction of the Required Secured Parties or all of the Secured Parties, and in either such event, the Collateral Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Required Secured Parties or all of the Secured Parties, as applicable.

                  (e) No provision of this Agreement shall require the Collateral Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (f) (i) The Company shall indemnify the Collateral Agent, the Secured Parties and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, or which the Collateral Agent may reasonably incur as a result of the execution, delivery or performance under the Security Documents, or as a result of the Collateral Agent's serving as such thereunder (including, without limitation, the fees and expenses set forth in Section 12, reasonable counsel fees and disbursements and environmental liabilities arising from or related to any of the properties described in the Security Documents), (ii) each Secured Party severally agrees to indemnify the Collateral Agent, to the extent the Collateral Agent shall not have been reimbursed by the Company, ratably in accordance with its Percentage Interest, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses which the Collateral Agent may incur as a result of the execution, delivery or performance under the Security Documents or as a result of the Collateral Agent's serving as such thereunder (including, without limitation, reasonable counsel fees and disbursements and environmental liabilities arising from or related to any of the properties described in the Security Documents and any actions taken by the Collateral Agent, at the direction of the requisite Secured Parties, in each case if and as expressly required and provided by this Agreement, to enforce any of the Security Documents), and any disregard by the Collateral Agent of any directions given to it in violation of the provisions of the second proviso contained in
Section 11, but in all such cases excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, willful misconduct or bad faith of the Collateral Agent and excluding the normal administrative costs and expenses incident to the performance of its agency duties hereunder.

                  (g) The Collateral Agent shall not be responsible for any recitals, statements, representations or warranties herein or in any of the Security Documents or for insuring or inspecting the Collateral or for paying or discharging any tax, assessment, governmental charge or lien affecting the Collateral, nor shall the Collateral Agent be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements of the Company contained herein or in any of the Security Documents, including but not limited to agreements by the Company to maintain insurance and pay taxes; provided, however, that nothing in this subsection (g) shall relieve the Collateral Agent of the performance of any of its duties specifically set forth in this Agreement.


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                  (h) The Collateral Agent makes no representation or warranty as to the validity, sufficiency or enforceability of this Agreement or any of the Security Documents or Transaction Documents against any other Person, as to the value, title, condition, fitness for use of, or otherwise with respect to the Collateral or as to the perfection or priority of the liens or security interests created thereby.

                  (i) The Collateral Agent may rely upon and shall be protected in acting or refraining from acting upon and, absent a request by the Required Secured Parties, shall not be bound to investigate the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties.

                  (j) The Collateral Agent may consult with counsel, appraisers, engineers, accountants and other skilled persons to be selected by the Collateral Agent and which are reasonably acceptable to the Required Secured Parties and the written advice of any thereof shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reasonable reliance thereon.

         19. COMPENSATION OF THE COLLATERAL AGENT.

         Wachovia shall be entitled to compensation as Collateral Agent as provided in a separate letter agreement with the Company. Any Collateral Agent other than Wachovia which may hereafter be appointed (an "OTHER COLLATERAL AGENT") shall be entitled to reasonable compensation for all services rendered hereunder, as set forth below, and Wachovia and any Other Collateral Agent shall also be entitled to reimbursement for all reasonable expenses, disbursements and advances incurred or made by it, in and about the administration of the matters herein provided for and in and about the foreclosure, enforcement or other protection of this Agreement, the Collateral or the liens and security interests provided in the Security Documents. The compensation of any Other Collateral Agent shall be in accordance with a fee schedule to be agreed to from time to time by the Company and the Other Collateral Agent, plus expenses and disbursements. Any Other Collateral Agent shall provide a copy of any such schedule to the Secured Parties and, upon any modification of the fee schedule, the Collateral Agent shall give prompt written notice thereof to the Company and to each Secured Party. Compensation and reimbursement of the Collateral Agent pursuant to this Section 19 shall be paid by the Company upon demand.

         20. RESIGNATION; REMOVAL; APPOINTMENT OF SUCCESSOR COLLATERAL AGENT.

         The Collateral Agent may resign at any time by giving at least 30 days' prior notice thereof to the Secured Parties (such resignation to take effect upon the acceptance of a successor collateral agent as hereinafter provided). The Collateral Agent may be removed as Collateral Agent hereunder for or without cause, at any time by the Required Secured Parties. In the event of any such resignation or removal of the Collateral Agent, the Required Secured Parties shall thereupon have the right to appoint a successor Collateral Agent. If no acceptable successor Collateral Agent shall have been so appointed by the Required Secured Parties and shall have accepted such appointment within 30 days after the retiring Collateral Agent's giving of notice of resignation or its removal, the retiring Collateral Agent shall, on behalf of the Secured Parties, appoint a successor collateral agent. Any successor collateral agent appointed by the Collateral Agent pursuant to this Section 20 shall be a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $200,000,000. Upon the acceptance of any appointment as collateral agent hereunder by a successor collateral agent, such successor collateral agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as collateral agent, the provisions of this Agreement shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the collateral agent.

         21. CO-AGENTS.

         The Collateral Agent, with the consent of the Required Secured Parties, shall have power to appoint one or more persons to act as co-agent or co-agents, jointly with the Collateral Agent, or separate agent or separate agents, of all or any part of the Collateral, and to vest in such person or persons, in such capacity, such title to the Collateral or any part thereof, and such rights, powers, duties, trusts or obligations as the Collateral Agent, with the consent of the Required Secured Parties, may consider necessary or desirable in any case only for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Collateral may at the time be located. Absent any specific agreement to the contrary, any co-agent or co-agents appointed hereunder shall, to the extent applicable, have the rights, obligations and duties of the Collateral Agent hereunder.

         22. MISCELLANEOUS.

                  (a) Each of the Secured Parties is hereby authorized to demand specific performance of this Agreement at any time when any party shall have failed to comply with any of the provisions of this Agreement applicable to it. Each of the Secured Parties hereby irrevocably waives any defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

                  (b) All notices, requests, consents and other communications made pursuant to the provisions hereof shall be in writing and shall be delivered personally or mailed by first class registered or certified mail, postage prepaid or by Federal Express or by telex or telecopier or by telephone (if confirmed in writing as aforesaid) at the address specified on the signature pages or such other address as may be furnished in writing by the Collateral Agent or a Secured Party to the Collateral Agent and each other Secured Party (or, as to the Banks, to the Bank Agent, which will then distribute it to the Banks).

                  (c) This Agreement may be modified or waived only by an instrument or instruments in writing signed by each of the Required Secured Parties; provided, that, without the consent of the Company, no modification shall (i) increase any of the obligations of the Company hereunder or (ii) change the provisions of Sections 14 or 22(i) hereof.

                  (d) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  (e) All of the terms of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective parties hereto and their respective successors and assigns, and shall be binding upon and inure to the benefit of and be enforceable by any holder or holders at any time of the Obligations owed to a Secured Party, or any part thereof. No Secured Party may assign or otherwise transfer any of its rights with respect to this Agreement or any of the Secured Obligations, nor may any Bank assign or transfer or have assumed any of its Commitments under the Loan Agreement, unless prior thereto the assignee, transferee or assuming party executes such documents as the Required Secured Parties may require in order that the assignee, transferee or assuming party shall become a party to this Agreement as a Secured Party (but the execution of an Assignment and Acceptance in the form attached to the Credit Agreement shall satisfy the foregoing requirement as to any new Bank). Each Senior Note Holder and the Bank Agent (as to the Banks) shall notify the Collateral Agent of any such assignment and of the identity and notice address of each transferee. Any Secured Party may obtain the current names and notice addresses of the Secured Parties from the Collateral Agent upon request.

                  (f) The provisions of this Agreement are not intended, nor shall they be construed to confer upon, or give the Company or any Guarantor or any Person other than the Secured Parties and their respective successors and assigns, any rights, remedies or claims hereunder or by reason hereof, and except that the Company shall have the benefit of the provisions of Sections 14, 22(c) and 22(i) hereof.

                  (g) To the extent that there is a conflict or inconsistency with terms of this Agreement and an agreement between any Secured Party and the Company, or any amendment or modification of any such agreement, this Agreement shall control as between the parties hereto.

                  (h) Each Secured Party shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Required Secured Parties, and shall take such other action as the Required Secured Parties may reasonably request, to effectuate and carry out the provisions of this Agreement.

                  (i) This Agreement shall terminate with respect to the Senior Note Holders automatically upon the indefeasible payment in full of all of the Secured Obligations owed to them and, with respect to all Secured Parties, upon the indefeasible payment in full of all of the Secured Obligations plus the termination of all Commitments to lend under the Credit Agreement, and in the latter event, the Collateral Agent shall release the Collateral pursuant to
Section 14. The Senior Note Holders hereby agree that in the event the Collateral Agent resigns pursuant to Section 20 hereof following any payment in full of all of the Bank Obligations and the termination of all Commitments to lend under the Credit Agreement at a time when Senior Note Obligations remain outstanding, the Senior Note Holders shall promptly (having due regard for the need for a reasonable transition period for accomplishing the replacement) appoint a successor Collateral Agent pursuant to Section 20 hereof.

                  (j) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction and the parties hereto shall use their best efforts to replace such provision.

                  (k) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  (l) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular. Titles of Articles and Sections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

                  (m) THE PARTIES HERETO ACKNOWLEDGE THAT ANY DISPUTE ARISING OUT OF THIS AGREEMENT WILL BE BASED ON DIFFICULT AND COMPLEX FACTS. ACCORDINGLY, EACH OF THE PARTIES HERETO HEREBY, TO THE FULLEST EXTENT PERMITTED BY LAW, WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY DISPUTE, CONTROVERSY, SUIT, HEARING OR OTHER PROCEEDING ARISING OUT OF THIS AGREEMENT OR THE OBLIGATIONS, DUTIES AND RIGHTS OF THE SECURED PARTIES AS SET FORTH HEREIN.

         23. MANDATORY PREPAYMENTS.

         Pursuant to amendments to the Transaction Documents on the First Amendment Effective Date, but subject to the exercise by any Senior Note Holder of its contractual right to decline any mandatory prepayments, certain mandatory prepayments are required to be made ratably (based on the aggregate outstanding principal amount under the Bank Notes and under the Senior Notes) to (x) the Bank Agent, for the ratable benefit of the Banks and (y) ratably to the Senior Note Holders, and such amendments to the Credit Agreement also provide that the "Commitments" under the Credit Agreement shall be ratably reduced by the amount of all such prepayments received by the Bank Agent pursuant to such provisions. Capitalized terms which are used below without definition have the meanings set forth in the Credit Agreement. Such provisions for mandatory prepayments to be made ratably on the Bank Notes and Senior Notes are as follows:

                  (a) Within 30 days of the end of each Fiscal Quarter in which the Company or any Domestic Subsidiary receives Net Proceeds of Asset Dispositions from any Receivables Securitization Program, the Company shall certify to the Bank Agent the amount of Net Proceeds of Asset Dispositions so received and the current amount of Maximum Available Proceeds under such Receivables Securitization Program and prepay the outstanding Bank Notes and Senior Notes in an aggregate principal amount equal to 85% of such Net Proceeds of Asset Dispositions, but including such Net Proceeds of Asset Dispositions only to the extent they are derived from sales of Receivables in an aggregate amount in excess of the highest level of aggregate sales of Receivables for which Net Proceeds of Asset Dispositions have previously been paid pursuant to this paragraph (a).

                  (b) After the First Amendment Effective Date, as to all Asset Dispositions (other than in connection with a Receivables Securitization Program or Permitted Factoring Arrangement) with respect to which the Net Proceeds of Asset Disposition are equal to or greater than $100,000 (each a "Material Asset Disposition"), within 3 Domestic Business Days after the Company or any Domestic Subsidiary receives Net Proceeds of Asset Dispositions therefrom, the Company shall certify to the Bank Agent the amount of Net Proceeds of Asset Dispositions so received from such Material Asset Disposition, and prepay the outstanding Bank Notes and Senior Notes by an aggregate principal amount equal to 100% of such Net Proceeds of Asset Dispositions in excess of $1,000,000 received from Material Asset Dispositions after the First Amendment Effective Date.

                  (c) After the First Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Asset Dispositions from any Foreign Sale-Leaseback Transaction, the Company shall certify to the Bank Agent the amount of Net Proceeds of Asset Dispositions so received and prepay the outstanding Bank Notes and Senior Notes in an aggregate principal amount equal to 65% of the amount of such Net Proceeds of Asset Dispositions.

                  (d) After the First Amendment Effective Date, within 3 Domestic Business Days after the Company or any Domestic Subsidiary receives Net Proceeds of Debt in excess of $250,000, the Company shall certify to the Bank Agent the amount of Net Proceeds of Debt so received and prepay the outstanding Bank Notes and Senior Notes in an aggregate principal amount equal to 100% of the amount by which such Net Proceeds of Debt exceeds an aggregate amount of Net Proceeds of Debt so received since the First Amendment Effective Date of $250,000.

                  (e) After the First Amendment Effective Date, within 5 Domestic Business Days after any Foreign Subsidiary receives Net Proceeds of Debt or incurs any obligations under a Foreign Capital Lease, the Company shall certify to the Bank Agent the amount of Net Proceeds of Debt pertaining thereto and prepay the outstanding Bank Notes and Senior Notes in an aggregate principal amount equal to 65% of the amount of such Net Proceeds of Debt, or, in the case of a Foreign Capital Lease, the present value (using a discount rate equal to the implicit interest rate of such Foreign Capital Lease) of the aggregate amount of basic rent (excluding taxes, insurance and similar other charges) required to be paid during the term of such Foreign Capital Lease (excluding any renewal term, but including any payment required to be made at the end of the term as a result of failure to renew or purchase the property).

                  (f) After the First Amendment Effective Date, within 3 Domestic Business Days after the Company or any Consolidated Subsidiary receives any Net Proceeds of Capital Stock (excluding Net Proceeds of Capital Stock issued in connection with the exercise of any management or employee stock option, so long as the Company or such Consolidated Subsidiary does not incur any net cash cost in connection with the exercise of such option), the Company shall certify to the Bank Agent the amount of Net Proceeds of Capital Stock pertaining thereto and prepay the outstanding Bank Notes and Senior Notes in an aggregate principal amount equal to 100% of the amount of such Net Proceeds of Capital Stock.

         Each Secured Party hereby agrees that any payment received by it pursuant to this Section 23 shall, for all purposes under this Agreement, including, without limitation, the calculation of distributions of additional mandatory prepayments under this Section 23, be deemed to have been applied solely to the outstanding principal balance under its Bank Note or Senior Note, as the case may be (but each Secured Party reserves the right to actually apply such payment to other components of its Secured Obligations).

         24. TRUE UP AGREEMENT.

                  (a) For purposes of this Section 24 and determining the amount of True Up Payments and True Up Ratable Shares only, the aggregate outstanding principal amount owed to the Secured Parties and the percentage which each Secured Party's outstanding principal amount bears to the aggregate outstanding principal amount of all Secured Parties (its "True Up Ratable Share") as of October 13, 2000 (the "First Measuring Date") is set forth in the table below:

    ------------------------------------------------------------ ------------------------------- ----------------------
    SECURED PARTY                                                OUTSTANDING PRINCIPAL           TRUE UP RATABLE SHARE
    ------------------------------------------------------------ ------------------------------- ----------------------
    The Prudential Insurance Company of America                  $100,000,000                    40.144520%
    ------------------------------------------------------------ ------------------------------- ----------------------
    The Variable Annuity Life Insurance Company of America       $10,000,000                     4.014452%
    ------------------------------------------------------------ ------------------------------- ----------------------
    American General Annuity Insurance Company                   $15,000,000                     6.021678%
    ------------------------------------------------------------ ------------------------------- ----------------------
    Massachusetts Mutual Life Insurance Company                  $19,000,000                     7.627459%
    ------------------------------------------------------------ ------------------------------- ----------------------
     C.M. Life Insurance Company                                 $1,000,000                      0.4014452%
    ------------------------------------------------------------ ------------------------------- ----------------------
    Banks (aggregate)                                            $104,100,000                    41.790446%
    ------------------------------------------------------------ ------------------------------- ----------------------
    TOTALS                                                       $249,100,000                    100%
    ------------------------------------------------------------ ------------------------------- ----------------------


          Each Secured Party agrees that if, on the date the Collateral Agent receives a notice of Actionable Default pursuant to Section 10 hereof (the "Second Measuring Date") the principal amount of its Secured Obligations under its Senior Note or Bank Note, as the case may be, is less than its True Up Ratable Share of the aggregate outstanding principal amount owed to all of the Secured Parties under the Senior Notes and the Bank Notes on the Second Measuring Date, without giving effect to any Sharing Payments or mandatory prepayments made pursuant to Sections 2 and 23 hereof (the "Aggregate Ending Principal Amount"), such Secured Party (each a "True Up Obligor") will make a payment (a "True Up Payment") to each Secured Party the principal amount of whose Secured Obligations under its Senior Note or Bank Note, as the case may be, on the Second Measuring Date is greater than its True Up Ratable Share of the Aggregate Ending Principal Amount (each a "True Up Obligee") in such amount as is necessary so that, after each True Up Obligor has paid its True Up Payment to each True Up Obligee, the principal amount of the Secured Obligations under the Senior Note or Bank Note, as the case may be, of each Secured Party constitutes its True Up Ratable Share of the Aggregate Ending Principal Amount.

                  (b) Promptly after the Second Measuring Date occurs, the Collateral Agent shall notify each of the Secured Parties thereof, and within 5 Business Days after receipt of such notice, each Secured Party shall send to the Collateral Agent a written statement of the amount of its Secured Obligations under its Senior Note or Bank Note, as the case may be, as of the Second Measuring Date. The Collateral Agent shall, based on the foregoing statements, calculate the amount of the True Up Payments owed by each True Up Obligor to each True Up Obligee pursuant to Section 24 hereof and send to each Secured Party, with a copy to the Company, a written statement of all such amounts (a "True Up Settlement Statement") (which True Up Settlement Statement shall be conclusive and binding on the Company and each Secured Party unless the Company or such Secured Party, as the case may be, has objected to it within 5 Business Days of receipt thereof). Each True Up Obligor shall make each True Up Payment for which it is obligated, as set forth in the True Up Settlement Statement sent by the Collateral Agent pursuant to hereto, within 5 Business Days of receipt of such True Up Settlement Statement. Each True Up Obligee shall, within 5 Business Days of receipt of all such True Up Payments to which it is entitled as set forth in the True Up Settlement Statement, confirm such fact in writing to the Collateral Agent.

                  (c) The Company agrees that, immediately upon the making of any True Up Payment by each True Up Obligor, it will reimburse to such True Up Obligor the amount thereof (each such reimbursement obligation being a "True Up Reimbursement Obligation"), and until repaid, the amount of such True Up Reimbursement Obligation shall bear interest at the rate provided for the Secured Obligations held by such True Up Obligor and/or the applicable Transaction Documents, and such amount and interest thereon at such rate shall constitute part of the claim of each True Up Obligor against the Company and shall constitute Secured Obligations for all purposes under each of the documents granting a lien on, security interest in or security title to the Collateral, and each of the Guarantors agrees that all such True Up Reimbursement Obligations of the Company, together with interest thereon at such rate, shall constitute part of the "Guaranteed Obligations" under the Guaranty, payment of which is guaranteed thereunder. Each Secured Party agrees that its claim against the Company, and its Secured Indebtedness, as well as its claim for "Guaranteed Obligations" against the Guarantors under the Guaranty, shall be reduced by the amount of any True Up Payment which it receives. If the Company or any Guarantor becomes a debtor in any case under 11 U.S.C. ss.ss. 101 et seq., as amended from time to time (a "Bankruptcy Case"), and any plan confirmed by the bankruptcy court, or any distribution to creditors, in the Bankruptcy Case fails to give effect to the foregoing true up provisions, by calculation of the relevant claim in the Bankruptcy Case (the "Bankruptcy Claim") to exclude the amount of any True Up Payment from the Bankruptcy Claim of the True Up Obligor which made such payment, and such Plan or distribution includes the amount of such True Up Payment in the Bankruptcy Claim of the such True Up Obligee, then such True Up Obligee shall assign to such True Up Obligor a portion its Bankruptcy Claim in an amount equal to such True Up Payment.

         25. CONDITIONS PRECEDENT. This Agreement shall be effective upon (i) execution and delivery of a counterpart hereof by each party hereto and of the Acknowledgment and Agreement at the end hereof by the parties thereto and (ii) execution of the First Amendment to Credit Agreement and the amendments to the Note Purchase Agreements contemplated in the recitals hereto, in each case satisfactory to all Secured Parties, which is anticipated to occur on or about November 6, 2000.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                               COLLATERAL AGENT:
                               WACHOVIA BANK, N.A.



                               By:   __________________________________________
                                     Name:
                                     Title:

                               Information for Notices:

                               Wachovia Bank, N.A.
                               191 Peachtree Street, N.E.
                               Atlanta, GA 30303-1757
                               Attention:  Syndications Group
                               Telecopier number: 404-332-1394
                               Confirmation number:  404-332-6971

                               BANKS:

                               WACHOVIA BANK, N.A.



                               By:   __________________________________________
                                     Name:
                                     Title:

                               Information for Notices:

                               Wachovia Bank, N.A.
                               191 Peachtree Street, N.E.
                               Atlanta, GA 30303-1757
                               Attention: Syndications Group
                               Telecopier number: 404-332-1394
                               Confirmation number:  404-332-6971

                           FIRST UNION NATIONAL BANK



                           By:   ______________________________________________
                                 Name:
                                 Title:

                           Information for Notices:

                           First Union National Bank
                           One First Union Center
                           201 S. College Street
                           Charlotte, North Carolina 28288-0760
                           Attention: Roger Pelz
                           Telecopier number: 704-374-4793
                           Confirmation number:  704-374-6060

                            BANK ONE, NA
                            (MAIN OFFICE CHICAGO)



                            By:   _____________________________________________
                                  Name:
                                  Title:

                            Information for Notices:

                            Bank One, NA
                            1 Bank One Plaza
                            Chicago, Illinois 60670
                            Attention: Kristin Hertel
                            Telecopier number: 312-732-2991
                            Confirmation number: 312-732-7894

                           BRANCH BANKING AND TRUST COMPANY



                           By:   ______________________________________________
                                 Name:
                                 Title:

                           Information for Notices:

                           Branch Banking and Trust Company
                           201 West Market Street
                           Greensboro, North Carolina 27401
                           Attention: John Bondurant
                           Telecopier number: 336-433-4099
                           Confirmation number: 336-433-4075

                          NOTEHOLDERS:

                          THE PRUDENTIAL INSURANCE
                             COMPANY OF AMERICA



                          By:   ______________________________________________
                                Name:
                                Title:

                          Information for Notices:

                          c/o Prudential Capital Group
                          Two Ravinia Drive, Suite 1400
                          Atlanta, Georgia 30346
                          Attn:  Managing Director
                          Telecopier number:  770-395-8421
                          Confirmation number:  770-395-8478

                          with a copy to:

                          c/o Prudential Capital Group
                          1114 Avenue of the Americas
                          New York, New York 10036
                          Attn:  Law Department
                          Telecopier:  (212) 626-2079

                          THE VARIABLE ANNUITY LIFE
                                INSURANCE COMPANY



                          By: ______________________________________________
                              Name:
                              Title:

                          Information for Notices:

                          The Variable Annuity Life Insurance Company
                          c/o State Street Bank and Trust Company
                          Insurance Services WES2S
                          105 Rosemont Road
                          Westwood, Massachusetts 02090
                          Telecopier number: 781-302-8005
                          Confirmation number: 781-___-____

                                         and

                          The Variable Annuity Life Insurance Company
                          c/o American General Corporation
                          Attn: Investment Research Department, A37-01
                          P.O. Box 3247
                          Overnight Mail: 2929 Allen Parkway, A3701
                                          Houston, Texas 7019-2155
                          Telecopier number: 713-831-1366
                          Tax I.D. Number 74-1625348

                     AMERICAN GENERAL ANNUITY
                       INSURANCE COMPANY



                     By:   ______________________________________________
                           Name:
                           Title:

                     Information for Notices:

                     American General Annuity Insurance Company
                         and WEIB
                     c/o State Street Bank and Trust Company
                     Insurance Services WES2S
                     105 Rosemont Road
                     Westwood, Massachusetts 02090
                     Telecopier number: 781-302-8005
                     Confirmation number: 781-___-____

                                    and

                     American General Annuity Insurance Company
                     c/o American General Corporation
                     Attn: Investment Research Department, A37-01
                     P.O. Box 3247
                     Overnight Mail: 2929 Allen Parkway, A3701
                                     Houston, Texas 7019-2155
                     Telecopier number: 713-831-1366
                     Tax I.D. Number 75-0770838

                       MASSACHUSETTS MUTUAL LIFE
                         INSURANCE COMPANY



                       By: David L. Babson & Company Inc. as
                           Investment Adviser



                       By: ______________________________________________
                           Name:
                           Title:

                       Information for Notices:

                       Massachusetts Mutual Life Insurance Company
                       c/o David L. Babson & Company Inc.
                       1295 State Street
                       Springfield, Massachusetts 01111
                       Attn:  Thomas Li
                       Telecopier number:  413-744-6127
                       Confirmation number: 413-744-7727

                    C. M. LIFE INSURANCE COMPANY

                    By:   David L. Babson & Company Inc. as
                          Investment Sub-Adviser



                    By:   ______________________________________________
                          Name:
                          Title:

                    Information for Notices:

                    C.M. Life Insurance Company
                    c/o David L. Babson & Company Inc.
                    1295 State Street
                    Springfield, Massachusetts 01111
                    Attn:  Thomas Li
                    Telecopier number:  413-744-6127
                    Confirmation number: 413-744-7727

                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned, although not a party hereto, acknowledges and, to the extent required, consents to the terms and conditions of the Amended and Restated Intercreditor Agreement to which this Acknowledgment and Agreement is attached (the "Intercreditor Agreement"). As contemplated in Section 22(c) of the Intercreditor Agreement, without the consent of the Company, no modification to the Intercreditor Agreement shall (i) increase any of the obligations of the Company thereunder or (ii) change the provisions of Sections 14 or 22(i) thereof. Further, the undersigned agrees to (i) indemnify the Collateral Agent in accordance with Section 18(f)(i) thereof, (ii) reimburse to the Collateral Agent all Enforcement Costs and all Recording Expenses", and (iii) to pay to the Collateral Agent the compensation provided in Section 19 thereof.

         The undersigned shall execute and deliver such other documents and instruments, in form and substance reasonably satisfactory to the Required Secured Parties, and shall take such other action as the Required Secured Parties may reasonably request, to effectuate and carry out the provisions of the foregoing Intercreditor Agreement.

         IN WITNESS WHEREOF, the party below has caused this Acknowledgment and Agreement to be duly executed as of the date first above written.



                          GUILFORD MILLS, INC.



                          By:   ______________________________________________
                                Name:
                                Title:

                          CURTAINS AND FABRICS, INC.



                          By:   ______________________________________________
                                Name:
                                Title:

                          GOLD MILLS, INC.



                          By:   ______________________________________________
                                Name:
                                Title:

                          RASCHEL FASHION INTERKNITTING, LTD.



                          By: ________________________________
                              Name:
                              Title:

                          GUILFORD INTERNATIONAL, INC.,
                          a U.S. Virgin Islands corporation
                          GFD FABRICS, INC.,
                          a North Carolina corporation
                          GFD SERVICES, INC.,
                          a Delaware corporation



                          By: ________________________________
                                Title:________________________

                          MEXICAN INDUSTRIES OF NORTH
                          CAROLINA, INC. a North Carolina corporation (SEAL) HOFMANN LACES, LTD.,
                          a New York corporation                         (SEAL)
                          ADVISORY RESEARCH SERVICES, INC.
                          a North Carolina corporation                   (SEAL)
                          GUILFORD MILLS (MICHIGAN), INC.
                          a Michigan corporation                         (SEAL)
                          GUILFORD AIRMONT, INC.,
                          a North Carolina corporation                   (SEAL)
                          GOLD MILL FARMS, INC.,
                          a North Carolina corporation                   (SEAL)
                          GMI COMPUTER SALES, INC.
                          a North Carolina corporation                   (SEAL)


                          By: ________________________________
                                Title:________________________

                          TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership



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                          By: Advisory Services, Inc.
                              a General Partner


                                    By: __________________________
                                           Title: _____________________











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                                                                       EXHIBIT O
                                                                       ---------


                     AMENDED AND RESTATED SECURITY AGREEMENT
                     ---------------------------------------


         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is made as of November 6, 2000, by and among GUILFORD MILLS, INC., a Delaware corporation (the "Company"), each of the undersigned corporations respectively organized under the laws of the states set forth on the signature pages below their names (collectively, the "Debtor Subsidiaries", which term shall refer to any Domestic Subsidiary of the Company which becomes a Debtor pursuant to
Section 5.12 hereof and Section 5.21 of the Credit Agreement; the Company and the Debtor Subsidiaries being collectively referred to as the "Debtors") and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined below, from time to time pursuant to the Note Purchase Agreements, as defined below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, NA and Branch Banking and Trust Company (collectively, together with any other Banks party from time to time to the Credit Agreement defined below, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider, with respect to Cash Management Services Obligations, as defined in the Intercreditor Agreement described below, and any Bank providing hedge arrangements giving rise to Hedge Obligations or Bank Letter of Credit Obligations (as those terms are defined in the Intercreditor Agreement), and Wachovia Bank, N.A., with respect to the A-Advanced Guaranty Obligations (as defined in the Intercreditor Agreement) as "Secured Parties"), in connection with that certain Amended and Restated Intercreditor Agreement by and among the Debtors, the Collateral Agent and the Secured Parties dated as of October 13, 2000, which is amends and restated an Intercreditor Agreement dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement").

                                    RECITALS:
                                    ---------

         A. In order to secure the Secured Obligations, but subject to the provisions of Section 5.25 of the Credit Agreement, the Debtors have executed this Agreement, which grants to the Collateral Agent a perfected and first priority security interest in the Collateral owned by them, subject to the terms of this Agreement and of the Intercreditor Agreement;

         B. certain of the undersigned Debtors executed a Security Agreement dated as of May 26, 2000 (the "Original Agreement"), and this Amended and Restated Security Agreement is an amendment and restatement of and supersedes such Original Agreement, and the parties hereto intend that the security interests and liens granted pursuant to the Original Agreement by the Debtors parties thereto shall continue uninterrupted and without break in perfection from the date of the Original Agreement and perfection thereunder; and

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         C. Pursuant to the Intercreditor Agreement, the Secured Parties have agreed that the Secured Obligations shall be equally and ratably secured pursuant to this Agreement and any other Security Documents; the Secured Parties have appointed Wachovia as the Collateral Agent to act on behalf of all Secured Parties regarding the Collateral, all as more fully provided in the Intercreditor Agreement; and the Secured Parties have entered into the Intercreditor Agreement to, among other things, further define the rights, duties, authority and responsibilities of the Collateral Agent and the relationship between the Parties regarding their interests in the Collateral.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the parties hereto agree as follows:

                                   DEFINITIONS

         In addition to the definitional provisions contained in Section 5.10 hereof, as used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, and the following terms shall have the following meanings:

                  "A-Advanced" means A-Advanced Mini Storage, LLC, a limited liability company in which the Company owns 50% of the membership interests and two individuals not otherwise affiliated with the Company each own the other 25%.

                  "A-Advanced GuarantY" means the unconditional guaranty of payment executed and delivered by the Company and the other members of A-Advanced in favor of Wachovia, guaranteeing payment of the principal, interest, fees, costs and other amounts arising in connection with to revolving and term loan obligations of A-Advanced to Wachovia in the maximum principal amount of $2,550,000 incurred to construct mini-ware houses on land owned by the Company and leased to A-Advanced.

                  "A-Advanced Guaranty Obligations" means the obligations of the Company to Wachovia under the A-Advanced Guaranty.

                  "Account Debtor" means the Person who is obligated with respect to payment on any of the Collateral.

                  "Actionable Default" has the meaning set forth in the Intercreditor Agreement.

                  "Approved Depositary" means either (a) the Collateral Agent or
(b) another depositary bank which is acceptable to the Collateral Agent, with whom the Collateral Agent has entered into an agreement satisfactory to it and pursuant to which, among other things, the Approved Depositary: (i) agrees to waive any right of setoff with respect to the Collateral, the Cash Collections and the Cash Deposits; (ii) acknowledges and agrees that the Collateral Agent has a security interest in the Collateral, and that it is the bailee of the Collateral Agent with respect thereto; and (iii) agrees that, upon notice from the Collateral Agent of an Actionable Default, it will act strictly in accordance with the instructions of the Collateral Agent with respect to deposit balances of the Debtors held by it, including, without limitation, any instructions of the Collateral Agent to remit such balances to it, and not in accordance with any instructions of any of the Debtors, or any other Person.


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                  "Bank Agent" has the meaning set forth in the Intercreditor
Agreement.

                  "Bank Letter of Credit Obligations" means all reimbursement obligations and all other obligations, including interest, fees, costs and indemnification amounts, incurred or arising from any standby or trade letters of credit issued by any Bank or Affiliate thereof for the account of the Borrower or any Subsidiary.

                  "Bank Obligations" means all indebtedness, liabilities and obligations of the Company to the Administrative Agent (as defined in the Credit Agreement) and the Banks incurred or arising from time to time under the Credit Agreement and each of the Loan Documents (as defined in the Credit Agreement), including principal, interest, fees, costs and indemnification amounts, and any extensions or renewals thereof in whole or in part.

                  "Cash Collections" means all cash, checks, drafts, items and other instruments for the payment of money received by the Debtors from proceeds of Collateral.

                  "Cash Deposits" means all deposits of Cash Collections with depository banks, including with the Approved Depositaries.

                  "Cash Management Services Obligations" has the meaning set forth in the Intercreditor Agreement.

                  "Cash Management Services Provider" has the meaning set forth in the Intercreditor Agreement.

                  "Closing Date" means May 26, 2000.

                  "Collateral" means and includes, with respect to the Debtors, all of their presently existing or hereafter acquired or created accounts, accounts receivable, contract rights, notes, Intercompany Notes, letters of credit, drafts, instruments, acceptances, chattel paper, general intangibles, investment property, leases, writings evidencing a monetary obligation or a security interest in or a lease of goods, equipment, inventory and all other goods and personal property of all items and types; all rights to receive the payment of money or other consideration under present or future contracts (including, without limitation, all rights to receive payments under presently existing or hereafter acquired or created letters of credit), or by virtue of merchandise sold, leased, licensed, assigned or otherwise disposed of, services rendered or to be rendered, loans and advances made or other considerations given, by or set forth in or arising out of any present or future chattel paper, note, draft, lease, acceptance, writing, bond, insurance policy, instrument, document or general intangible, and all extensions and renewals of any thereof; all rights under or arising out of present or future contracts, agreements or general interests in merchandise which gave rise to any or all of the foregoing, including all goods; all claims (including commercial tort claims) or causes of action now existing or hereafter arising in connection with or under any agreement or document or by operation of law or otherwise; all collateral security of any kind (including real property) given by any person with respect to any of the foregoing; all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to any of the foregoing and together with all returned or repossessed goods and all books, records, computer tapes, computer programs, computer hardware, and ledger books arising therefrom or relating thereto, all whether now owned or hereafter acquired or arising; and all cash and non-cash proceeds and products of the foregoing; provided, however, that "Collateral" shall not include rolling stock, vehicles,

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trailers or any assets which are subject to a Lien which is permitted under
Section 5.16 of the Credit Agreement, if the agreement creating or relating to such Lien prohibits junior Liens.

                  "Collateral Agent" has the meaning set forth in the Recitals.

                  "Collateral Reserve Account" means any non-interest bearing, demand deposit account which the Debtors may be required to open and maintain with the Collateral Agent pursuant to the requirements of Section 3.1.11.

                  "Credit Agreement" means that that certain Credit Agreement by and among the Company, the Banks, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, and Bank One, NA, as Documentation Agent, dated May 26, 2000, as amended by First Amendment to Credit Agreement dated as of November 6, 2000, and as it may thereafter be amended or supplemented from time to time.

                  "Debtor" has the meaning set forth in the Recitals.

                  "Default Rate" means the highest rate of interest charged under the Credit Agreement after the occurrence of a "default" or "event of default" thereunder.

                  "Domestic Business Day" has the meaning set forth in the Credit Agreement.

                  "Enforcement Costs" means all reasonable expenses, charges, costs and fees whatsoever (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever paid or incurred by or on behalf of the Collateral Agent in connection with (a) the collection or enforcement of any or all of the Secured Obligations or this Agreement (including, without limitation, reasonable attorneys fees incurred prior to the institution of any suit or other proceeding), (b) the creation, perfection, collection, maintenance, preservation, defense, protection, realization upon, disposition, sale or enforcement of all or any part of the Collateral, (c) the preparation of this Agreement, the Security Documents, and the preparation and review of lien and record searches, reports, certificates, and/or other documents or information relating from time to time to the taking, perfection, inspection, preservation, protection and/or release of a Lien on the Collateral, the value of the Collateral, or otherwise relating to the Collateral Agent's or any Secured Party's rights, powers and remedies under this Agreement or with respect to the Collateral, and (d) all filing and/or recording taxes or fees and all stamp and other similar taxes and fees payable or determined to be payable in connection with the execution and delivery of this Agreement and any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes or fees, the Debtors hereby agreeing to indemnify and save the Collateral Agent and the Secured Parties harmless from and against such liabilities.

                  "Event of Default" has the meaning set forth in the Intercreditor Agreement.

                  "Governmental Authority" means any nation or government, any state or other political subdivision or agency thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hedge Obligations" means all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued at the termination value


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thereof computed in accordance with a method approved by the International Swap
Dealers Association and agreed to by such Person in the applicable hedging agreement, if any, and in any case net of any benefits of such Person).

                  "Identified Accounts" has the meaning set forth in the Credit Agreement.

                  "Intercompany Note" means any intercompany note which is executed by the Borrower or any Subsidiary in favor of any Debtor.

                  "Intercreditor Agreement" has the meaning set forth in the Recitals.

                  "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, or decrees of any Governmental Authority.

                  "Lien" means, with respect to any asset, any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, security interest, security title, preferential arrangement which has the practical effect of constituting a security interest or encumbrance, or encumbrance or servitude of any kind in respect of such asset to secure or assure payment of any indebtedness or any guarantee, whether by consensual agreement or by operation of statute or other law, or by any agreement, contingent or otherwise, to provide any of the foregoing. For the purposes of this Agreement, each Debtor shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.
                  "Material Adverse Effect" means, with respect to any event, act, condition or occurrence of whatever nature (including any adverse determination in any litigation, arbitration, or governmental investigation or proceeding), whether singly or in conjunction with any other event or events, act or acts, condition or conditions, occurrence or occurrences, whether or not related, a material adverse change in, or a material adverse effect upon, any of
(a) the financial condition, operations, business or properties of the Company and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Secured Parties or the Collateral Agent under any of the Transaction Documents or Security Documents or the ability of any Debtor to perform its respective obligations under any of the Transaction Documents or Security Documents, or (c) the legality, validity or enforceability of any of the Transaction Documents or Security Documents.

                  "Non-Factored Accounts" has the meaning set forth in the Credit Agreement.

                  "Note Purchase Agreements" means, individually and collectively, as the context shall require, the Note Purchase Agreements, each dated as of December 18, 1998 and amended as of the date hereof, executed by the Borrower with (i) The Prudential Insurance Company of America, (ii) The Variable Annuity Life Insurance Company and American General Annuity Insurance Company,
(iii) Massachusetts Mutual Life Insurance Company, and (iv) C.M. Life Insurance Company, as so amended and as any of them may hereafter be amended or supplemented from time to time.

                  "Person" means and includes an individual, a corporation, a limited liability company, a partnership, an unincorporated association, a trust or any other entity or organization, including, but not limited to, a Governmental Authority.


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                  "Recording Expenses" has the meaning set forth in the Credit
Agreement.

                  "Secured ObligationS" means (i) the aggregate principal amount outstanding from time under the Senior Notes, up to a maximum amount of $145,000,000, and the other Senior Note Obligations, (ii) the aggregate principal amount outstanding from time to time under the Bank Notes, up to a maximum amount of $150,000,000, and the other Bank Obligations, (iii) all costs and expenses incurred by the Bank Agent pursuant to the Credit Agreement; (iv) all Recording Expenses incurred by the Collateral Agent pursuant to Section 5.25 of the Credit Agreement; (v) all Cash Management Services Obligations, limited, however, as to this clause (v) to a maximum aggregate amount of $3,000,000 as to all Cash Management Services Providers (prorated among them, if there are more than one at the time of determination), and excluding from this clause (v) any amounts arising from any failure of any Cash Management Services Provider and/or any of its Affiliates to comply in any material respect with the Guide to the Federal Reserve's Payments System Risk Policy as in effect from time to time;
(vi) all Hedge Obligations with any Bank or Affiliate thereof, limited, however, as to this clause (vi) to a maximum aggregate amount of $5,000,000; (vii) all Bank Letter of Credit Obligations with any Bank or Affiliate thereof, limited, however, as to this clause (vii) to a maximum aggregate amount of $5,000,000,
(viii) all Enforcement Costs, , (ix) without duplication, all indemnification amounts under the Intercreditor Agreement, and all fees and expenses of the Collateral Agent hereunder and (x) all A-Advanced Guaranty Obligations.

                  "Secured Parties" has the meaning set forth in the Recitals.

                  "Security Documents" has the meaning set forth in the Credit Agreement.

                  "Senior Note Holders" has the meaning set forth in the Recitals.

                  "Senior Note Obligations" means all obligations, indebtedness and liabilities of the Company to the Senior Note Holders with respect to, without limitation, all of the obligations, indebtedness and liabilities of the Company incurred or arising from time to time under the Senior Notes (whether in respect of principal, interest, Yield Maintenance Amounts, as defined in the Note Purchase Agreements, without regard to whether such Yield Maintenance Amount is currently due and owing, or otherwise) and the obligations under the Note Purchase Agreements

                  "Senior Notes" means, collectively, Senior Notes issued pursuant to the Note Purchase Agreements to the Senior Note Holders, in the following original amounts: (i) the $3,000,000 7.06% Senior Note and $97,000,000 7.06% Senior Note executed by the Borrower in favor of The Prudential Insurance Company of America; (ii) the $10,000,000 7.06% Senior Note executed by the Borrower in favor of The Variable Annuity Life Insurance Company; (iii) the $15,000,000 7.06% Senior Note executed by the Borrower in favor of American General Annuity Insurance Company; (iv) the $8,500,000 7.06% Senior Note, the $5,600,000 7.06% Senior Note and the $4,900,000 7.06% Senior Note executed by the Borrower in favor of Massachusetts Mutual Life Insurance Company; and (v) the $1,000,000 7.06% Senior Note executed by the Company in favor of C. M. Life Insurance Company, all such Senior Notes being dated as of December 18, 1998, together with any amendments, supplements, renewals, replacements or substitutions of any of such Senior Notes.

                  "Subsidiary" has the meaning set forth in the Credit
Agreement.


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                  "Transaction Documents" has the meaning set forth in the
Intercreditor Agreement.

                  "UCC" means the New York Uniform Commercial Code.

                                    ARTICLE 1

         SECTION 1.1 Grant of Security Interest. As security for the Secured Obligations, each of the Debtors hereby assigns, pledges and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, and agrees that the Collateral Agent shall have a first priority (except as expressly provided herein or under the Transaction Documents or other Security Documents) perfected and continuing security interest in, all of the Collateral.

         SECTION 1.2 Delivery of Letters of Credit. Contemporaneously with the execution and delivery of this Agreement, each Debtor which is a beneficiary of a letter of credit shall deliver such letter of credit to the Collateral Agent in pledge hereunder.

         SECTION 1.3 Pledge of Intercompany Notes. (a) As further security for the Secured Obligations, each of the Debtors which owns Intercompany Notes hereby assigns and pledges to and with the Collateral Agent, for the ratable benefit of the Secured Parties, and grants to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in the Intercompany Notes owned by it, and all of such Debtor's respective rights and privileges with respect to the Intercompany Notes, and all income and profits thereon, and all interests, dividends and other payments and distributions with respect thereto, and all proceeds of the foregoing.

         (b) Contemporaneously with the execution and delivery of each Intercompany Note to a Debtor subsequent to the date hereof, such Debtor shall deliver such Intercompany Note to the Collateral Agent in pledge hereunder. All Intercompany Notes shall be delivered to the Collateral Agent by the relevant Debtor pursuant hereto endorsed to the order of the Collateral Agent and accompanied by any required transfer tax stamps, all in form and substance satisfactory to the Collateral Agent.

         SECTION 1.4 Release. The Collateral Agent will not release Collateral from the Liens created by this Agreement or the other Security Documents except that the Collateral Agent shall (i) release Collateral disposed of pursuant to and in accordance with Section 3.1.10 hereof, (ii) release amounts from the Collateral Reserve Account expressly authorized by Section 3.1.11 hereof, (iii) release Collateral as expressly authorized by Sections 5.05, 5.21(b), 5.22(b),
5.23 and 9.19 of the Credit Agreement or any of provision of any of the Security Documents, (iv) release of all of the Collateral upon termination of the Intercreditor Agreement pursuant to Section 22(i) thereof, and (v) release any of the Collateral with the consent, or upon the direction, of all of the Secured Parties, pursuant to the Intercreditor Agreement. Upon any release of Collateral pursuant to this Agreement or any Loan Document, the Collateral Agent will deliver appropriate UCC-3's or other appropriate documents to the Debtor confirming the release of such Collateral.


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                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.1 Representations and Warranties. Each Debtor, jointly and severally, represents and warrants to the Collateral Agent as follows:

         2.1.1 Place(s) of Business and Location of Collateral. Set forth on Exhibit A attached hereto and made a part hereof are (i) the address of each of the Debtor's chief executive office and principal place of business, (ii) each of the Debtor's other places of business, (iii) each place owned or leased by any Debtor where the Collateral or any books or records relating thereto are located, and (iv) each Debtor's Federal Identification number.

         2.1.2 Corporate Existence and Power. Each Debtor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, is duly qualified to transact business in every jurisdiction where, by the nature of its business, such qualification is necessary, except where the failure to qualify would not have or reasonably be expected to cause a Material Adverse Effect, and has all corporate powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, except where the failure to have any such licenses, authorizations, consents and approvals could not have or reasonably be expected to cause a Material Adverse Effect.

         2.1.3 Corporate and Governmental Authorization; No Contravention. The execution, delivery and performance by each Debtor of this Agreement (i) are within each Debtor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of or filing with any Governmental Authority, other than the filing of UCC-1 financing statements and any similar filings required to perfect or protect the Lien granted hereunder, (iv) do not contravene, or constitute a material default under, any provision of applicable Laws or of the certificate or articles of incorporation or by-laws of any Debtor or of any agreement, judgment, injunction, order, decree or other instrument binding upon any Debtor, and (v) do not result in the creation or imposition of any Lien on any asset of any Debtor, other than under this Agreement or any of the Security Documents.

         2.1.4 Binding Agreements. This Agreement constitutes the valid and binding agreement of each Debtor enforceable in accordance with its terms provided that the enforceability hereof is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally.

         2.1.5 Title to Collateral. Each Debtor has good and marketable title to its respective properties and assets which are included among or give rise to the Collateral. Each Debtor has legal, enforceable and uncontested rights to use freely such respective properties and assets, and such properties and assets are subject to no Lien of any kind, except for (i) the Liens of the Collateral Agent pursuant to this Agreement and the Security Documents, (ii) Liens on Non-Factored Accounts and Identified Accounts pursuant to and subject to the limitations contained in Section 5.23 of the Credit Agreement, and (iii) Liens set forth on Exhibit B attached hereto; provided that such Exhibit B is based on lien search reports received by the Collateral Agent as of the Closing Date, and, to the extent lien search reports ordered on behalf of the Collateral Agent have not been received as of the Closing Date, Exhibit B shall be modified after all such lien search reports have been received to include additional permitted Liens reasonably acceptable to the Collateral Agent based on such additional lien search reports.


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         2.1.6 Bona Fide Rights of Payment. Each right of payment in the nature of an account constituting a part of the Collateral arises or will arise under a contract between one of the Debtors and an Account Debtor, or from the bona fide sale or delivery of goods to or performance of services for, such Account Debtor. No Governmental Authority is an Account Debtor with respect to any portion of the Collateral.

         2.1.7 Title to Intercompany Notes. For each Intercompany Note payable to a Debtor, each Debtor owns such Intercompany Note, free and clear of any Liens except for Liens of the Collateral Agent pursuant to this Agreement and the Security Documents. None of the Debtors is or will become a party to or otherwise bound by any agreement, other than this Agreement, the Intercreditor Agreement and the Credit Agreement, which restricts in any manner the rights of any present or future holders of any of the Intercompany Notes with respect thereto.

         2.1.8 Recitals. The Recitals to this Agreement are true, accurately reflect the matters set forth herein and are hereby incorporated into and made a part of this Agreement.

         SECTION 2.2 Survival of Representations and Warranties. All representations and warranties contained in or made under or in connection with this Agreement shall survive the execution of this Agreement and the incurring of any particular Secured Obligations.

                                    ARTICLE 3

                     COVENANTS AND AGREEMENTS OF THE DEBTORS

         SECTION 3.1 Covenants. So long as any of the Secured Obligations (or commitments therefor, if any) shall be outstanding, each Debtor agrees with the Collateral Agent, for itself and the Secured Parties, as follows:

         3.1.1 Conduct of Business and Maintenance of Existence, Compliance with Laws, Etc. Except as otherwise permitted under the Credit Agreement, each Debtor will (i) do or cause to be done all things necessary to preserve and to keep in full force and effect its corporate existence and material rights and its franchises, trade names, patents, trademarks and permits which are necessary for the continuance of its business, and (ii) comply with all applicable Laws and observe the valid requirements of Governmental Authorities, the noncompliance with or the nonobservance of which would materially interfere with the performance of its obligations hereunder or the Collateral Agent's interest in the Collateral.

         3.1.2 Business Names and Addresses. Within the previous 5 years, no Debtor has conducted business under or been legally known by any name and, except as permitted in Section 3.1.3, will not change its name to any other name other than those disclosed on Exhibit A attached hereto and made a part hereof.

         3.1.3 Certain Notices. The Company will notify the Collateral Agent and each Secured Party: (a) not less than 30 days prior to (i) any change in the name or corporate structure under which any Debtor conducts its business, and
(ii) the opening of any new place of business or any change in any of the places where the books and records concerning the Collateral, or any part thereof, are kept (and will provide to the Collateral Agent prior to any such change all financing statements requested by it in connection with such new place of business or location of books and records, as well as any other security instrument that the Collateral Agent may require be executed by any Debtor in


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order to constitute a Lien upon any new Collateral that may be located (as permitted under Section 3.1.9 hereof) in said new place of business or books and records); and (b) promptly, of (i) the commencement of any litigation affecting any of the Collateral or the title thereto or rights therein, if it arises out of disputes pertaining to the Collateral in an aggregate amount in excess of $200,000 not covered by insurance, or (ii) the occurrence of any material casualty or other loss affecting any material portion of the Collateral.

         3.1.4 Maintenance of the Collateral; Insurance. Each Debtor will maintain the Collateral in good working order, saving and excepting ordinary wear and tear, and will not permit anything to be done to the Collateral which may materially impair the value or use thereof. The Collateral Agent and each Secured Party, or representatives designated by the Collateral Agent or such Secured Party, respectively, shall be permitted to enter the premises of any Debtor and examine, audit and inspect the Collateral at any reasonable time and from time to time with reasonable prior notice. Each Debtor will promptly furnish to the Collateral Agent and each Secured Party all such additional information regarding the Collateral as the Collateral Agent or such Secured Party may from time to time reasonably request. Each Debtor shall maintain insurance on the Collateral consisting of goods with reputable companies, in such amounts and against such risks as are consistent with industry standards, with loss payable to the Collateral Agent as its interests may appear. Such insurance shall not be cancelable by any Debtor, unless with the prior written consent of the Collateral Agent, or by such Debtor's insurer, unless with at least (i) 10 Domestic Business Days advance written notice to the Collateral Agent in the event of a cancellation for nonpayment of premiums or other amounts, or (ii) 30 days advance written notice to the Collateral Agent in all other events.

         3.1.5 Recordings and Filings. Each Debtor shall: (a) execute and deliver all financing documents (including, without limitation, UCC-1 and UCC-3 statements) required to be filed, registered or recorded in order to create, in favor of the Collateral Agent, a first priority (subject to the express provisions hereof), perfected Lien in the Collateral, to the extent such Lien can be perfected under the UCC, in form and in sufficient number for filing, registration, and recording in each office in each jurisdiction in which such filings, registrations and recordations are required, and (b) deliver such evidence as the Collateral Agent may deem satisfactory that all necessary filing fees and all recording and other similar fees, and all taxes and other expenses related to such filings, registrations and recordings will be or have been paid in full.

         3.1.6 Defense of Title and Further Assurances. At its own expense, each of the Debtors will defend the title to the Collateral (or any part thereof), and promptly upon request execute, acknowledge and deliver any financing statement, renewal, affidavit, assignment, continuation statement, security agreement, certificate, or other document the Collateral Agent may reasonably require in order to perfect, preserve, maintain, continue, protect and/or extend the Lien granted to the Collateral Agent under this Agreement and its priority under the UCC. Each Debtor will (i) comply in all material respects with all license agreements relating to any Collateral and, upon the request of the Collateral Agent, use commercially reasonable efforts to obtain and furnish to the Collateral Agent any consents from licensors to effect the purposes of this Agreement, (ii) deliver to the Collateral Agent in pledge all instruments evidencing the obligation to pay any of the Collateral not maintained or pledged with the Collateral Agent, and (iii) from time to time do whatever the Collateral Agent may reasonably request by way of obtaining, executing, delivering, and/or filing financing statements, and other notices and amendments and renewals thereof, and will take any and all steps and observe such formalities as the Collateral Agent may reasonably request, in order to create and maintain a valid Lien upon the Collateral, subject to no other Liens, except as permitted hereby or by the Transaction Documents or other Security Documents. Each Debtor agrees that a photocopy of a fully executed financing statement shall be sufficient to satisfy for all purposes the requirements of a financing statement as set forth in Article 9 of the applicable Uniform Commercial Code. Each Debtor will comply in all material respects with all federal, state and local laws and regulations affecting the Collateral.

         3.1.7 Security, etc. Each Debtor agrees that the Collateral Agent may at any time take such steps as the Collateral Agent deems reasonably necessary to protect the Collateral Agent's Lien upon and interest in, and to preserve the Collateral, whether at the business premises of any Debtor or elsewhere.

         3.1.8 Other Liens. None of the Debtors will permit any Liens on or with respect to all or any part of the Collateral, except as expressly permitted hereby and by the Transaction Documents.

         3.1.9 Location of Collateral. Except as expressly permitted elsewhere in this Agreement or except as may be permitted by the Transaction Documents, without prior written consent of the Collateral Agent, none of the Debtors will transfer or permit the transfer of any of the Collateral except (i) to a location for which the security interest in favor of the Collateral Agent therein shall remain perfected, (ii) to any other location so long as such Debtor shall give the Collateral Agent written notice thereof and deliver executed financing statements as reasonably requested by the Collateral Agent in connection therewith within 30 days of such transfer, or (iii) for Collateral with a book value of less than $50,000 to another location.

         3.1.10 Disposition of Collateral. Without the prior written consent of the Collateral Agent, acting at the direction of the requisite Secured Parties pursuant to Section 11 of the Intercreditor Agreement, none of the Debtors will sell, discount, allow credits or allowances, transfer, assign, extend the time for payment on, convey, lease, assign, transfer or otherwise dispose of the Collateral, or any part thereof, except, prior to an Event of Default, (i) sales of inventory, discounts, co-op advertising, credits or credit allowances and payment extensions in the ordinary course of business in accordance with the customary business practices of such Debtor in effect on the date hereof, and
(ii) as otherwise expressly permitted by the Transaction Documents. Upon the permitted sale, exchange or other disposition of any of the Collateral, the Lien created and provided for herein, without break in continuity and without further formality or act, shall continue in and attach to any proceeds thereof, including, without limitation, any accounts, contract rights, general intangibles, shipping documents, documents of title, bills of lading, warehouse receipts, dock warrants, dock receipts, equipment and cash or non-cash proceeds, and in the event of any unauthorized sale, shall continue in the Collateral itself.

         3.1.11 Depository Accounts; Collections. (a) Promptly after receipt of notice from the Collateral Agent following the occurrence of an Event of Default (regardless of whether it is an Actionable Default), each Debtor will use its best efforts to cause all depositary banks in which Cash Collections are deposited to become Approved Depositaries.

         (b) With respect to all Account Debtors, promptly after receipt of notice from the Collateral Agent following the occurrence of an Event of Default (regardless of whether it is an Actionable Default): (i) each Debtor shall (x) deposit all Cash Collections either with the Collateral Agent or an Approved

Depositary and (y) cause each Account Debtor to remit all cash, checks, drafts, items and other instruments for the payment of money which it now has or may at any time hereafter receive as proceeds of the Collateral to the Collateral Agent; and (ii) the Collateral Agent shall have the right in its sole discretion to direct all Approved Depositaries to remit all Cash Deposits held by them to the Collateral Agent as often as the Collateral Agent may require and the Approved Depositaries are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction. All amounts received by the Collateral Agent under this Section 3.1.11(b) shall be deposited in a Collateral Reserve Account established by the respective Debtor upon the request of the Collateral Agent. During the existence of an Event of Default, none of the Debtors shall be entitled to draw on the funds held by any Approved Depositary without the prior written consent of the Collateral Agent. Any Cash Collections received by any of the Debtors after receipt of the notices set forth in this
Section 3.1.11(b) shall be deemed to be held in trust for the benefit of the Collateral Agent and the Secured Parties as a part of the Collateral until forwarded to the Collateral Agent for deposit in the Collateral Reserve Accounts as required above. Unless and until an Actionable Default is in existence and subject to the provisions of Section 11 of the Intercreditor Agreement, the Collateral Agent will transfer on each Business Day collected amounts in the Collateral Reserve Accounts to the respective Debtor's operating account. During the existence of an Actionable Default, and subject to the provisions of Section 11 of the Intercreditor Agreement, (1) the Collateral Agent will apply collected amounts in the Collateral Reserve Accounts to the Secured Obligations pursuant to Section 12 of the Intercreditor Agreement, and (2) the Collateral Agent may, additionally, at any time in its sole discretion or if requested in writing by the requisite Secured Parties pursuant to Section 11 of the Intercreditor Agreement, direct Account Debtors to make payments on the Collateral, or portions thereof, directly to the Collateral Agent, and such Account Debtors are hereby authorized and directed to do so by each of the Debtors upon the Collateral Agent's direction, and the funds so received shall be also deposited in the respective Collateral Reserve Account, or, at the election of the Collateral Agent, upon its receipt thereof, be applied directly to repayment of the Secured Obligations as set forth in the Intercreditor Agreement.

                                    ARTICLE 4

                        RIGHTS AND REMEDIES UPON DEFAULT

         SECTION 4.1 Rights and Remedies, etc.

         4.1.1 General Rights and Remedies. If any Actionable Default is in existence, then, in each and every such case, the Collateral Agent may, at its option exercised from time to time, and at the written direction of the requisite Secured Parties will, subject to and as provided in Section 11 of the Intercreditor Agreement, at any time thereafter while such Actionable Default is continuing, exercise any rights, powers and remedies available to the Collateral Agent under this Agreement, the Intercreditor Agreement and applicable Laws.

         4.1.2 Enforcement Costs; Application of Proceeds. The Company agrees to pay to the Collateral Agent all Enforcement Costs paid or incurred by the Collateral Agent. This agreement in this Section 4.1.2 shall survive the termination of this Agreement and the Lien on the Collateral. All Enforcement Costs, together with interest thereon from the date of any demand therefor until paid in full at a per annum rate of interest equal at all times to the Default

Rate, shall be paid by the Company to the Collateral Agent whenever demanded by the Collateral Agent.

         Any proceeds of the collection of the sale or other disposition of the Collateral will be applied by the Collateral Agent in accordance with the terms of Section 12 of the Intercreditor Agreement. If the sale or other disposition of the Collateral fails to satisfy all of the Secured Obligations, the Debtors shall remain liable to the Collateral Agent and the Secured Parties for any deficiency. Any surplus from the sale or disposition of the Collateral shall be paid to the respective Debtor or to any other party entitled thereto or shall otherwise be paid over in a manner permitted by law after payment in full of all Secured Obligations and the Enforcement Costs related to any such payment.

         4.1.3 Uniform Commercial Code and Other Remedies. Upon the occurrence of an Event of Default (and in addition to all of its rights, powers and remedies under this Agreement), the Collateral Agent shall have all of the rights, powers and remedies of a secured party under the New York Uniform Commercial Code, the Uniform Commercial Code in effect in any other applicable State, and other applicable laws. Upon such occurrence and demand by the Collateral Agent, each Debtor shall assemble the Collateral and make it available to the Collateral Agent, at a place reasonably convenient for such purpose as designated by the Collateral Agent. Upon an Actionable Default, the Collateral Agent or its agents may enter upon each Debtor's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it. Any written notice of the sale, disposition or other intended action by the Collateral Agent with respect to the Collateral which is sent by regular mail, postage prepaid, to the Debtors at the addresses set forth for notices herein, or such other address of the Debtors which may from time to time be shown on the Collateral Agent's records, at least 10 days prior to such sale, disposition or other action, shall constitute reasonable notice to each such Debtor.

         4.1.4 Power of Attorney. Each Debtor hereby irrevocably designates and appoints the Collateral Agent its true and lawful attorney either in the name of the Collateral Agent or in the name of each respective Debtor, effective upon the occurrence and during the existence of an Actionable Default, to ask for, demand, sue for, collect, compromise, compound, receive, receipt for and give acquittance for any and all sums owing or which may become due upon any part of the Collateral or under any insurance maintained in accordance with the Security Documents and, in connection therewith, to take any and all actions as the Collateral Agent may deem necessary or desirable in order to realize upon the Collateral or under any insurance maintained in accordance with the Security Documents, including, without limitation, power to endorse in the name of each Debtor on any checks, drafts, notes or other instruments received in payment of or on account of the Collateral or under any insurance maintained in accordance with the Security Documents, or to sign each Debtor's name on any invoice or bill of lading relating to the Collateral, on notices of assignment, on public records, on verifications of Collateral and on notices to Account Debtors, or on any proof of claim in bankruptcy proceeding against an Account Debtor and any other obligor with respect to the Collateral, to send requests for verification from Account Debtors, to notify the post office authorities to change the address for delivery of each Debtor's mail to an address designated by the Collateral Agent and to receive, open and dispose of all mail addressed to each Debtor. Notwithstanding the foregoing, the Collateral Agent shall not be under any duty to any Debtor to exercise any such authority or power or in any way be responsible for the collection of the Collateral or under any insurance maintained in accordance with the Security Documents. The foregoing power of attorney, being coupled with an interest, is irrevocable until the Secured

Obligations have been fully satisfied and any commitments therefor terminated. The Collateral Agent may file one or more financing statements disclosing its Lien in any or all of the Collateral without any Debtor's signature appearing thereon. Each Debtor also hereby grants to the Collateral Agent a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of such Debtor without notice thereof to such Debtor, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied and this Agreement terminated.

                                    ARTICLE 5

                                  MISCELLANEOUS

         SECTION 5.1 Course of Dealing; Amendment. No course of dealing between any Debtor and the Collateral Agent shall be effective to amend, modify or change any provision of this Agreement, and this Agreement may not be amended, modified, or changed in any respect except by an agreement in writing signed by the Collateral Agent (at the direction of the requisite Secured Parties as required by the Intercreditor Agreement) and each Debtor. The Collateral Agent shall have the right at all times, subject to the rights of the Secured Parties under the Intercreditor Agreement, to enforce the provisions of this Agreement in strict accordance with the terms hereof and thereof, notwithstanding any conduct or custom on the part of the Collateral Agent in refraining from so doing at any time or times. The failure or delay of the Collateral Agent at any time or times to enforce the rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom in any way or manner contrary to specific provisions of this Agreement or as having in any way or manner modified or waived the same.

         SECTION 5.2 Waiver, Cumulative Remedies. Subject to the rights of the Secured Parties under the Intercreditor Agreement and the applicable Debtor under the Security Documents and the Transaction Documents, the Collateral Agent may, on behalf of the Secured Parties:

         (a) at any time and from time to time, execute and deliver to the Debtors a written instrument waiving, on such terms and conditions as the Collateral Agent may specify in such written instrument, any of the requirements of this Agreement or any Event of Default hereunder and its consequences, provided, that any such waiver shall be for such period and subject and limited to such conditions as shall be specified in any such instrument and to the instance for which the waiver is given. In the case of any such waiver, each of the Debtor and the Collateral Agent shall be restored to their former positions prior to such Event of Default and shall have the same rights as they had hereunder. The rights, powers and remedies provided in this Agreement are cumulative, may be exercised concurrently or separately, may be exercised from time to time and in such order as the Collateral Agent shall determine, and are in addition to, and not exclusive of, rights, powers and remedies provided by applicable Laws.

         (b) proceed against any of the Collateral without proceeding against the Debtors or other Persons obligated under any of the Secured Obligations;

         (c) without reducing or impairing the Secured Obligations of the Debtors and without notice, release or compromise with any guarantor or other Person liable for all or any part of the Secured Obligations;

         (d) without reducing or impairing the Secured Obligations of the Debtors and without notice thereof: (i) fail to perfect the Lien in any or all Collateral or to release any or all the Collateral or to accept substitute Collateral, (ii) allow all or any of the Secured Obligations to arise after the date of this Agreement, (iii) waive any provision of this Agreement, (iv) exercise or fail to exercise rights of set-off or other rights, (v) accept partial payments or extend from time to time the maturity of all or any part of the Secured Obligations, and (vi) take or fail to take any action under this Agreement or against any one or more Persons obligated under the Secured Obligations.

         Each of the Debtors hereby waives and releases all claims and defenses against the Collateral Agent and the Secured Parties and/or with respect to the payment of or the enforcement of the Secured Obligations and the Collateral Agent's rights in the Collateral on account of any of the foregoing, except as to the Collateral Agent's and the Secured Parties' gross negligence or willful misconduct.

         SECTION 5.3 Notices. All notices, requests and demands to or upon the parties to this Agreement shall be deemed to have been given or made when so given or made in accordance with the Intercreditor Agreement.

         SECTION 5.4 Management and Administration by Collateral Agent. The Collateral Agent shall not have any duty to any of the Debtors to pay for insurance, taxes, or other charges incurred in the custody, preservation, use or operation of, or in connection with the management of, any Collateral on which a Lien is granted in connection with this Agreement; provided, however, that the Collateral Agent may (in its sole discretion) pay such expenses. All such payments shall be part of the Secured Obligations and shall bear interest payable on demand by the Company from the date of any demand therefor until paid in full at the Default Rate.

         SECTION 5.5 Waiver of Jury Trial; Consent to Jurisdiction. EACH OF THE DEBTORS (A) AND THE COLLATERAL AGENT IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF THIS AGREEMENT TO THE EXTENT PERMITTED BY LAW, (B) SUBMITS TO THE NONEXCLUSIVE PERSONAL JURISDICTION IN FULTON COUNTY, GEORGIA, OF THE COURTS THEREOF AND THE UNITED STATES DISTRICT COURTS FOR THE NORTHERN DISTRICT OF GEORGIA, FOR THE ENFORCEMENT OF THIS AGREEMENT, (C) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY JURISDICTION TO OBJECT ON ANY BASIS (INCLUDING, WITHOUT LIMITATION, INCONVENIENCE OF FORUM) TO JURISDICTION OR VENUE WITHIN THE STATE OF GEORGIA FOR THE PURPOSE OF LITIGATION TO ENFORCE THIS AGREEMENT, AND
(D) AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT IN THE MANNER PRESCRIBED IN THE INTERCREDITOR AGREEMENT FOR THE GIVING OF NOTICE TO THE COMPANY. NOTHING HEREIN CONTAINED, HOWEVER, SHALL PREVENT THE COLLATERAL AGENT FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST ANY OF THE

DEBTORS PERSONALLY, AND AGAINST ANY ASSETS OF THE DEBTORS, WITHIN ANY OTHER STATE OR JURISDICTION.

         SECTION 5.6 Severability. In case one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any Laws, the validity, legality and enforceability of the remaining provisions contained herein shall remain effective and binding on the parties thereto and shall not be affected or impaired thereby.

         SECTION 5.7 Assignment, Etc. The Collateral Agent shall have the right to divulge to any actual or potential purchaser, assignee, transferee or participant of the Collateral and/or the Secured Obligations, or any part thereof, all information, reports, financial statements and documents obtained in connection with this Agreement or otherwise. Notwithstanding anything contained herein, any confidentiality restriction agreed to by any person shall continue to be binding upon such person.

         SECTION 5.8 Binding Effect. This Agreement shall be binding upon and inure to the benefit of each of the Debtors and the Collateral Agent and their respective successors and assigns, except that the none of the Debtors shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of the Collateral Agent.

         SECTION 5.9 APPLICABLE LAW. EACH OF THE DEBTORS ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5.10 Definitional Provisions. Unless otherwise defined herein, as used in this Agreement and in any certificate, report or other document made or delivered pursuant hereto, accounting terms not otherwise defined herein, and accounting terms only partly defined herein, to the extent not defined, shall have the respective meanings given to them under generally accepted United States accounting principles consistently applied to the Debtors. Unless otherwise defined herein, all terms used herein which are defined by the New York Uniform Commercial Code shall have the same meanings as assigned to them by the New York Uniform Commercial Code unless and to the extent varied by this Agreement. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, subsection, schedule and exhibit references are references to articles, sections or subsections of, or schedules or exhibits to, as the case may be, this Agreement unless otherwise specified. The captions, headings and titles to this Agreement and its sections, subsections and other parts are only for the convenience of the parties and are not part of this Agreement. As used herein, the singular number shall include the plural, the plural the singular and the use of the masculine, feminine or neuter gender shall include all genders, as the context may require. Reference to this Agreement or to any one or more of the instruments, agreements or documents previously, simultaneously or hereafter executed and delivered by any of the Debtors, any guarantor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or otherwise in connection with any of the Secured Obligations and/or in connection with this Agreement shall mean the same as the foregoing may from time to time be amended, restated, substituted, extended, renewed, supplemented or otherwise modified.

         SECTION 5.11 Continuing Enforcement of the Transaction Documents. If, after receipt of any payment of all or any part of the Secured Obligations of the Debtors to the Collateral Agent or any of the Secured Parties, the Collateral Agent is or any such Secured Parties are compelled or agree, for settlement purposes, to surrender such payment to any person or entity for any reason, then this Agreement and the other Security Documents, and the applicable Transaction Documents shall continue in full force and effect or be reinstated, as the case may be. The provisions of this Section 5.11 shall survive the termination of this Agreement, the other Security Documents and the Transaction Documents and shall be and remain effective notwithstanding the payment of the Secured Obligations, the cancellation of the Security Agreement, any other Security Documents or the Transaction Documents, the release of any security interest, lien or encumbrance securing the Secured Obligations or any other action which the Collateral Agent or any of the Secured Parties may have taken in reliance upon its receipt of such payment.

         SECTION 5.12 Additional Debtors. Section 5.21 of the Credit Agreement provides that Domestic Subsidiaries which are created or acquired after the First Amendment Effective Date must become Guarantors, by, among other things, executing and delivering to the Collateral Agent a counterpart of this Agreement. Any Domestic Subsidiary which executes and delivers to the Collateral Agent a counterpart of this Agreement shall be a Debtor for all purposes hereunder.

                     [SIGNATURES COMMENCE ON THE NEXT PAGE]

         IN WITNESS WHEREOF, each of the Debtors has executed and delivered this Agreement as of the day and year first written above.

                        "DEBTORS"
                        GUILFORD MILLS, INC.                          (SEAL)



                        By:  _______________________________________________
                             Name:
                             Title:


                        CURTAINS AND FABRICS, INC.,
                           a New York corporation            (SEAL)
                        GOLD MILLS, INC.,
                           a Delaware corporation            (SEAL)
                        RASCHEL FASHION INTERKNITTING,
                           LTD., a New York corporation      (SEAL)
                        GUILFORD INTERNATIONAL, INC.,
                           a U.S. Virgin Islands corporation (SEAL)
                        GFD FABRICS, INC.,
                           a North Carolina corporation      (SEAL)
                        GFD SERVICES, INC.,
                           a Delaware corporation           (SEAL)
                        MEXICAN INDUSTRIES OF NORTH
                           CAROLINA, INC.,
                           a North Carolina corporation      (SEAL)
                        HOFMANN LACES, LTD.,
                           a New York corporation            (SEAL)
                        ADVISORY RESEARCH SERVICES, INC.
                           a North Carolina corporation      (SEAL)
                        GUILFORD MILLS (MICHIGAN), INC.
                           a Michigan corporation            (SEAL)
                        GUILFORD AIRMONT, INC.,
                           a North Carolina corporation      (SEAL)
                        GOLD MILLS FARMS, INC.,
                           a New York corporation            (SEAL)
                        GMI COMPUTER SALES, INC.
                        a North Carolina corporation         (SEAL)

                        By:________________________________________
                           Title:__________________________________

                        TWIN RIVERS TEXTILE PRINTING AND FINISHING, a North Carolina general partnership

                        By: Advisory Services, Inc.
                               a General Partner


                                  By: __________________________
                                         Title: _____________________

ACCEPTED AND AGREED TO AS OF
THE DATE FIRST WRITTEN ABOVE:


WACHOVIA BANK, N.A.,                 (SEAL)
as Collateral Agent for the Secured Parties


By:  _______________________________________
     Name:
     Title:

                                    EXHIBIT A


I.       Chief Executive Office/Principal Place of Business of the Debtors
         -----------------------------------------------------------------

         Guilford Mills, Inc.
         4925 West Market Street
         Greensboro, North Carolina  27407
         (Guilford County)

         Gold Mills, Inc.
         141 North Wideawake Street
         Pine Grove, PA  17963
         (Schuykill County)

         Raschel Fashion Interknitting, Ltd.
         500 Palisade Street
         Herkimer, NY  13350
         (Herkimer County)

         Curtains and Fabrics, Inc.
         104 North Grand Street
         Cobleskill, NY  12043
         (Schoharie County)

         Guilford International, Inc.
         Upper Level Drake's Passage
         Suites A and AN
         Post Office 12440
         Charlotte Amalie
         St. Thomas, U.S. Virgin Islands  00801
         (Island of St. Thomas)

         Gold Mills Farms, Inc.
         4925 West Market Street
         Greensboro, NC  27407
         (Guilford County)

         Guilford Airmont, Inc.
         3400 Central Avenue
         Greensboro, NC  27420
         (Guilford County)

         Advisory Research Services, Inc.
         4925 West Market Street
         Greensboro, NC  27407
         (Guilford County)

         Guilford Mills (Michigan), Inc.
         Suite 200
         25790 Commerce Drive
         Madison Heights, MI  48071
         (Oakland County)

         Hofmann Laces, Ltd.
         500 Palisade Street
         Herkimer, NY  13350
         (Herkimer County)

         GFD Services, Inc.
         9th Floor
         300 Delaware Avenue
         Wilmington, DE  19801
         (New Castle County)

         GFD Fabrics, Inc.
         4925 West Market Street
         Greensboro, NC 27407
         (Guilford County)

         Twin Rivers Textile Printing & Finishing
         301 Nott Street
         Buildings 316, 318, 322 and 324
         Schenectady, NY 12305
         (Schenectady County)

         GMI Computer Sales, Inc.
         4925 West Market Street
         Greensboro, NC  27407
         (Guilford County)

         Mexican Industries of North Carolina, Inc.
         4925 West Market Street
         Greensboro, NC  27407
         (Guilford County)

II.      PLACES OF BUSINESS AND COLLATERAL LOCATIONS
         -------------------------------------------

         GUILFORD MILLS, INC.:
         ---------------------

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FISHMAN PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      GREENBERG PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         LUMBERTON, NC                       ROBESON                       LUMBERTON CIRCULAR KNIT PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         LOS ANGELES, CA                     LOS ANGELES                   APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         NEW YORK, NY                        NEW YORK                      469 7TH AVENUE NY
         ----------------------------------- ----------------------------- ----------------------------------------------
         SAN FRANCISCO, CA                   SAN FRANCISCO                 APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         SKOKIE, IL                          COOK COUNTY                   APPAREL SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FRIENDSHIP - APPAREL WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         LUMBERTON, NC                       ROBESON                       APPAREL WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         HIGH POINT, NC                      GUILFORD                      APPAREL/HF HIGH POINT SHOWROOM
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      FRIENDSHIP
         ----------------------------------- ----------------------------- ----------------------------------------------
         WALLACE, NC                         DUPLIN                        WALLACE - WEAVING
         ----------------------------------- ----------------------------- ----------------------------------------------
         KENANSVILLE, NC                     DUPLIN                        GUILFORD EAST AUTOMOTIVE PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         KENANSVILLE, NC                     DUPLIN                        AUTO WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         PLANO, TX                           COLLIN                        HOME FASHIONS SALES OFFICE
         ----------------------------------- ----------------------------- ----------------------------------------------
         FUQUAY-VARINA, NC                   WAKE                          FUQUAY-VARINA FIBER PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HORNADAY WARPING PLANT
         ----------------------------------- ----------------------------- ----------------------------------------------
         ANGIER, NC                          HARNETT                       FIBERS WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------
         WASHINGTON, DC                      DISTRICT OF COLUMBIA          WASHINGTON LIASON
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      LYNCH BUILDING
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HR & PURCHASING WENDOVER
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      HR TRAINING FACILITY WENDOVER
         ----------------------------------- ----------------------------- ----------------------------------------------
         GREENSBORO, NC                      GUILFORD                      IFD BUILDING
         ----------------------------------- ----------------------------- ----------------------------------------------

         RASCHEL FASHION INTERKNITTING, LTD.:
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     NORTH PLANT - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     SOUTH PLANT - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         COBLESKILL, NY                      SCHOHARIE                     WAREHOUSE - COBLESKILL
         ----------------------------------- ----------------------------- ----------------------------------------------
         HOWES CAVE, NY                      SCHOHARIE                     GFD NORTH (BRAMANVILLE) WAREHOUSE
         ----------------------------------- ----------------------------- ----------------------------------------------

         GOLD MILLS, INC.:
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Pine Grove, PA                      Schuylkill                    Pine Grove Knitting, Dyeing
         ----------------------------------- ----------------------------- ----------------------------------------------

         CURTAINS AND FABRICS, INC.
         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Bedding Plant
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Curtain Plant
         ----------------------------------- ----------------------------- ----------------------------------------------


                                      148

         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Maint/Waste Plants
         ----------------------------------- ----------------------------- ----------------------------------------------
         Amherst, NY                         Erie                          Amherst Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Burlington, NC                      Alamance                      Burlington Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Herkimer Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------
         Latham, NY                          Albany                        Latham Outlet Store
         ----------------------------------- ----------------------------- ----------------------------------------------

         GUILFORD INTERNATIONAL, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         St. Thomas, VI                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         GOLD MILLS FARMS, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         GUILFORD AIRMONT, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Warehouse
         ----------------------------------- ----------------------------- ----------------------------------------------

         ADVISORY RESEARCH SERVICES, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         GUILFORD MILLS (MICHIGAN), INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Madison Heights, MI                 Oakland                       Sales office
         ----------------------------------- ----------------------------- ----------------------------------------------

         HOFMANN LACES, LTD.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Herkimer, NY                        Herkimer                      Manufacturing facility (home furnishings)
         ----------------------------------- ----------------------------- ----------------------------------------------
         New York, NY                        New York                      Manufacturing facility (home furnishings)
         ----------------------------------- ----------------------------- ----------------------------------------------
         Plano, Tx                           Collin                        Manufacturing facility (home furnishings)
         ----------------------------------- ----------------------------- ----------------------------------------------

         GFD SERVICES, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Wilmington, DE                      New Castle                    Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------



                                      149

         GFD FABRICS, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         TWIN RIVERS TEXTILE PRINTING AND FINISHING

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Schenectady, NY                     Schenectady                   Printing facility
         ----------------------------------- ----------------------------- ----------------------------------------------

         GMI COMPUTER SALES, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         MEXICAN INDUSTRIES OF NORTH CAROLINA, INC.

         ----------------------------------- ----------------------------- ----------------------------------------------
                      LOCATION                          COUNTY                               FACILITY
         ----------------------------------- ----------------------------- ----------------------------------------------
         Greensboro, NC                      Guilford                      Administrative Office
         ----------------------------------- ----------------------------- ----------------------------------------------

         III. FEDERAL IDENTIFICATION NUMBERS
              ------------------------------

         GUILFORD MILLS, INC.
         Tax I.D. #:  13-1995928

         CURTAINS AND FABRICS, INC.
         Tax I.D. #14-1696740

         GOLD MILLS, INC.
         Tax I.D. #:  13-5572386

         RASCHEL FASHION INTERKNITTING, LTD.
         Tax I.D. #:  14-1684510

         GUILFORD INTERNATIONAL, INC.
         Tax I.D. #  66-0479277

         GOLD MILLS FARMS, INC.
         Tax I.D. #  13-2647901

         GUILFORD AIRMONT, INC.
         Tax I.D. #  56-1673563

         ADVISORY RESEARCH SERVICES, INC.
         Tax I.D. #  56-1746142

         HOFMANN LACES, LTD..
         Tax I.D. #  14-1732383

         GFD SERVICES, INC.
         Tax I.D. #  51-0377075

         GFD FABRICS, INC.
         Tax I.D. # 56-1986085

         TWIN RIVERS TEXTILE PRINTING AND FINISHING
         Tax I.D. #  14-1745548

         GMI COMPUTER SALES, INC.
         Tax I.D. #  56-1981741

         MEXICAN INDUSTRIES OF NORTH CAROLINA, INC.
         Tax I.D. #  56-2051723

         IV. OTHER BUSINESS NAMES
             --------------------

         On May 31, 1995, Cobleskill Novelty Fibers, Inc. merged with and into Raschel Fashion Interknitting, Ltd.

         Curtains and Fabrics, Inc. has used the names Guilford Home Fashions and Hofmman Laces.

         Hofmann Laces, Ltd. has done business under the names Hofmann Home Fashions and Guilford Home Fashions

REVISED JUNE 5, 2000
                                    EXHIBIT B
                                    ---------

                                PERMITTED LIENS8

(Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Security Agreement to which this Exhibit is attached.)


GUILFORD MILLS, INC.:

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
North Carolina Secretary of State     Citicorp Dealer Finance            5/15/95                   Specific equipment
                                                                         1225662                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Caroline Recycling, Inc.           6/20/95                   Specific equipment
                                                                         1236442                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Unisys Corporation                 9/29/95                   Specific equipment
                                                                         1267845                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Citicorp Dealer Finance            5/15/95                   Specific equipment
                                                                         1225662                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Caroline Recycling, Inc.           6/20/95                   Specific equipment
                                                                         1236442                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Citicorp Dealer Finance            2/19/96                   Specific equipment
                                                                         1310452                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Unisys Corporation                 7/17/96                   Specific equipment
                                                                         1360554                   described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     6/4/97                    Specific equipment
                                      assignee of Western Carolina       001469081                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     6/27/97                   Specific equipment
                                      assignee of Western Carolina       001477535                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       001511956                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       001511959                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/20/97                  Specific equipment
                                      assignee of Western Carolina       001512543                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/20/97                  Specific equipment
                                      assignee of Western Carolina       001512544                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/20/97                  Specific equipment
                                      assignee of Western Carolina       001512545                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/20/97                  Specific equipment
                                      assignee of Western Carolina       001512546                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/5/97                   Specific equipment
                                      assignee of Western Carolina       001519099                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------

----------
8 Exhibit B shall be modified after all lien search reports have been received by the Collateral Agent to include additional permitted Liens reasonably acceptable to the Collateral Agent based on such additional lien search reports.


                                      152

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/5/97                   Specific equipment
                                      assignee of Western Carolina       001519100                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525184                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525185                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525186                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525187                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525188                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525189                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525190                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525191                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/25/97                  Specific equipment
                                      assignee of Western Carolina       001525192                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       001533815                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       001533816                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       001533817                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       001533818                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     1/26/98                   Specific equipment
                                      assignee of Western Carolina       001542291                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     1/26/98                   Specific equipment
                                      assignee of Western Carolina       001542292                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Crown Credit Company               1/30/98                   Specific equipment
                                                                         00154422                  described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     2/23/98                   Specific equipment
                                      assignee of Western Carolina       001552011                 described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/12/98                   Specific equipment
                                      assignee of Western Carolina       1683                      described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/12/98                   Specific equipment
                                      assignee of Western Carolina       1684                      described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/13/98                   Specific equipment
                                      assignee of Western Carolina       2440                      described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/25/98                   Specific equipment
                                      assignee of Western Carolina       6469                      described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------

                                      153

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     4/21/98                   Specific equipment
                                      assignee of Western Carolina       19980016288               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     4/21/98                   Specific equipment
                                      assignee of Western Carolina       19980016289               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     5/7/98                    Specific equipment
                                      assignee of Western Carolina       19980022236               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     5/28/98                   Specific equipment
                                      assignee of Western Carolina       19980029576               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Toyota Motor Credit Corp.,         6/30/98                   Specific equipment
                                      assignee of Vesco MHE, Inc.        19980040966               described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     7/2/98                    Specific equipment
                                      assignee of Western Carolina       19980041576               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     8/13/98                   Specific equipment
                                      assignee of Western Carolina       19980055747               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     8/13/98                   Specific equipment
                                      assignee of Western Carolina       19980055748               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     9/15/98                   Specific equipment
                                      assignee of Western Carolina       19980066486               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/2/98                   Specific equipment
                                      assignee of Western Carolina       19980071886               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/2/98                   Specific equipment
                                      assignee of Western Carolina       19980071887               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/2/98                   Specific equipment
                                      assignee of Western Carolina       19980078255               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/21/98                  Specific equipment
                                      assignee of Western Carolina       19980078256               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/15/98                  Specific equipment
                                      assignee of Western Carolina       19980086336               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/4/98                   Specific equipment
                                      assignee of Western Carolina       19980092128               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/4/98                   Specific equipment
                                      assignee of Western Carolina       19980092129               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/16/98                  Specific equipment
                                      assignee of Western Carolina       19980096020               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/21/98                  Specific equipment
                                      assignee of Western Carolina       19980097322               described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      IBM Credit Corporation              3/16/99                  Specific equipment
                                                                         1999025446                described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Associates Leasing, Inc.           4/19/99                   Specific equipment
                                                                         19990037688               described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Associates Leasing, Inc.           4/19/99                   Specific equipment
                                                                         1999003789                described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Thies Corporation                  1/10/00                   Specific equipment
                                                                         20000003619               described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Thies Corporation                  2/23/00                   Specific equipment
                                                                         20000019191               described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------


                                      154

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
Duplin County, North Carolina         Nissan Motor Acceptance Corp.,     4/20/98                   Specific equipment
                                      assignee of Western Carolina       98-1009                   described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     9/16/98                   Specific equipment
                                      assignee of Western Carolina       98-2079                   described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/17/98                  Specific equipment
                                      assignee of Western Carolina       98-2631                   described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
Guilford County, North Carolina       Unisys Corporation                 10/2/95                   Specific equipment
                                                                         440858                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Unisys Corporation                 7/.22/96                  Specific equipment
                                                                         451939                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     6/5/97                    Specific equipment
                                      assignee of Western Carolina       463442                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     6/27/97                   Specific equipment
                                      assignee of Western Carolina       464110                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/15/97                  Specific equipment
                                      assignee of Western Carolina       467750                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/15/97                  Specific equipment
                                      assignee of Western Carolina       467751                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       467850                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       467851                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       467852                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/17/97                  Specific equipment
                                      assignee of Western Carolina       467853                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/4/97                   Specific equipment
                                      assignee of Western Carolina       468502                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/4/97                   Specific equipment
                                      assignee of Western Carolina       468503                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469251                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469252                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469253                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469254                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469255                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469256                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469257                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------


                                      155

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469258                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/26/97                  Specific equipment
                                      assignee of Western Carolina       469259                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       470102                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       470103                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       470104                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/29/97                  Specific equipment
                                      assignee of Western Carolina       470105                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     1/23/98                   Specific equipment
                                      assignee of Western Carolina       470929                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     1/23/98                   Specific equipment
                                      assignee of Western Carolina       470930                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     2/2/98                    Specific equipment
                                      assignee of Western Carolina       471206                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     2/20/98                   Specific equipment
                                      assignee of Western Carolina       471897                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/10/98                   Specific equipment
                                      assignee of Western Carolina       472436                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/10/98                   Specific equipment
                                      assignee of Western Carolina       472437                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/10/98                   Specific equipment
                                      assignee of Western Carolina       472438                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     3/25/98                   Specific equipment
                                      assignee of Western Carolina       473121                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     4/21/98                   Specific equipment
                                      assignee of Western Carolina       474157                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     5/6/98                    Specific equipment
                                      assignee of Western Carolina       474609                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     5/26/98                   Specific equipment
                                      assignee of Western Carolina       475211                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     6/30/98                   Specific equipment
                                      assignee of Western Carolina       476362                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Toyota Motor Credit Corp.,         6/30/98                   Specific equipment
                                      assignee of Vesco MHE, Inc.        476365                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     8/13/98                   Specific equipment
                                      assignee of Western Carolina       477780                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     8/13/98                   Specific equipment
                                      assignee of Western Carolina       477781                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/21/98                  Specific equipment
                                      assignee of Western Carolina       479938                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------


                                      156

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/21/98                  Specific equipment
                                      assignee of Western Carolina       479939                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     11/13/98                  Specific equipment
                                      assignee of Western Carolina       480638                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/7/98                   Specific equipment
                                      assignee of Western Carolina       481417                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/7/98                   Specific equipment
                                      assignee of Western Carolina       481418                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     12/21/98                  Specific equipment
                                      assignee of Western Carolina       481808                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Associates Leasing, Inc.           4/19/99                   Specific equipment
                                                                         485490                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Associates Leasing, Inc.           4/19/99                   Specific equipment
                                                                         485492                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Thies Corporation                  1/10/00                   Specific equipment
                                                                         493180                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Thies Corporation                  2/23/00                   Specific equipment
                                                                         494352                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Banc One Leasing Corporation,      5/15/00                   Specific equipment
                                      assignee of EMC Corporation        496702                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
Harnett County, North Carolina        Nissan Motor Acceptance Corp.,     10/6/98                   Specific equipment
                                      assignee of Western Carolina       981909                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Nissan Motor Acceptance Corp.,     10/6/98                   Specific equipment
                                      assignee of Western Carolina       981910                    described as of the
                                      Forklift, Inc.                                               Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------

GOLD MILLS, INC:

NONE

RASCHEL FASHION INTERKNITTING, INC.:

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
New York Secretary of State           Chemical Bank                      12/19/90                  Machinery and equipment
                                                                         270463                    (Debtor and/or
                                                                         Cont. 10/18/95            Cobleskill Novelty
                                                                                                   Finishing, Inc.0
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      12/19/90                  Machinery and equipment
                                                                         270471                    (Debtor and/or American
                                                                         Cont. 10/18/95            Rehers Zwirne, Limited
                                                                                                   Partnership)
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      7/5/95                    Specific equipment
                                                                         135835                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      7/17/95                   Specific equipment
                                                                         143548                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      10/10/95                  Specific equipment
                                                                         203607                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      10/17/95                  Specific equipment
                                                                         209220                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
Schoharie County, New York            Chemical Bank                      12/10/90                  Machinery and equipment
                                                                         900947-7                  (Debtor and/or American
                                                                         Cont. 10/16/95            Rehers Zwirne, Limited
                                                                                                   Partnership)
------------------------------------- ---------------------------------- ------------------------- -------------------------


                                      157

------------------------------------- ---------------------------------- ------------------------- -------------------------
              LOCATION                       UCC - SECURED PARTY                   UCC                  UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      12/20/90                  Machinery and equipment
                                                                         900953-3
                                                                         Cont. 10/16/95
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      12/20/90                  [Exhibit to UCC missing
                                                                         900955-7                  from court file]
                                                                         Cont. 10/16/95
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      7/3/95                    Specific equipment
                                                                         95-297                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      7/18/95                   Specific equipment
                                                                         95-326                    described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      10/10/95                  Specific equipment
                                                                         950450-7                  described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------
                                      Chemical Bank                      10/16/95                  Specific equipment
                                                                         950459-3                  described as of the
                                                                                                   Closing Date
------------------------------------- ---------------------------------- ------------------------- -------------------------

CURTAINS AND FABRICS, INC.:

------------------------------------- ---------------------------------- ------------------------ --------------------------
              LOCATION                UCC - SECURED PARTY                          UCC                 UCC COLLATERAL
                                                                               DATE FILED/
                                                                               FILE NUMBER
------------------------------------- ---------------------------------- ------------------------ --------------------------
New York Secretary of State           Chemical Bank                      12/19/90                 Machinery and equipment
                                                                         270465                   (Debtor and/or
                                                                         Cont. 10/18/95           Cobleskill Novelty
                                                                                                  Finishing, Inc.)
------------------------------------- ---------------------------------- ------------------------ --------------------------
                                      Chemical Bank                      12/19/90                 Machinery and equipment
                                                                         270472                   (Debtor and/or American
                                                                         Cont. 10/18/95           Rehers Zwirne, Limited
                                                                                                  Partnership)
------------------------------------- ---------------------------------- ------------------------ --------------------------


   GOLD MILL FARMS, INC.:

   NONE

   GUILFORD AIRMONT, INC.



----------------------------------------- ----------------------------------- ----------------------- ----------------------
                LOCATION                                 UCC                           UCC                     UCC
                                                     SECURED PARTY                 DATE FILED/              COLLATERAL
                                                                                   FILE NUMBER
----------------------------------------- ----------------------------------- ----------------------- ----------------------
North Carolina Secretary of State         GMAC Commercial Credit LLC,         1/25/1990               Accounts, contract
                                          assignee of BNY Financial           0643184                 rights, notes,
                                          Corporation, assignee of            Cont. 8/30/1994         general intangibles
                                          BancBoston Financial Co.            Cont. 8/31/1999

----------------------------------------- ----------------------------------- ----------------------- ----------------------
Guilford County, North Carolina           GMAC Commercial Credit LLC,         1/24/1990               Accounts, contract
                                          assignee of BNY Financial           357453                  rights, notes,
                                          Corporation, assignee of            Cont. 8/29/1994         general intangibles
                                          BancBoston Financial Co.            Cont. 9/2/1999
----------------------------------------- ----------------------------------- ----------------------- ----------------------


   ADVISORY RESEARCH SERVICES, INC.

   NONE

   GMI COMPUTER SALES, INC.

   NONE



                                      158

MEXICAN INDUSTRIES OF NORTH CAROLINA, INC.

NONE

GUILFORD MILLS (MICHIGAN), INC.

NONE

HOFMANN LACES, LTD.

----------------------------------------- ----------------------------------- ----------------------- ----------------------
                LOCATION                                 UCC                           UCC                     UCC
                                                     SECURED PARTY                 DATE FILED/              COLLATERAL
                                                                                   FILE NUMBER
----------------------------------------- ----------------------------------- ----------------------- ----------------------
New York Secretary of State               Chemical Bank                       12/19/1990              Machinery and
                                                                              270461                  equipment and all
                                                                              Cont. 10/18/1995        attachments and
                                                                                                      proceeds
----------------------------------------- ----------------------------------- ----------------------- ----------------------
                                          Key Bank of New York                10/15/1995              Equipment, accounts,
                                                                              217384                  contract rights,
                                                                                                      general intangibles,
                                                                                                      documents,
                                                                                                      instruments and
                                                                                                      chattel paper
----------------------------------------- ----------------------------------- ----------------------- ----------------------
New York County, New York                 Key Bank of New York                12/6/1995               Equipment, accounts,
                                                                              95PN51655               contract rights,
                                                                                                      general intangibles,
                                                                                                      documents,
                                                                                                      instruments and
                                                                                                      chattel paper

GFD SERVICES, INC.

NONE

GUILFORD INTERNATIONAL, INC.

----------------------------------------- ----------------------------------- ----------------------- ----------------------
                LOCATION                                 UCC                           UCC                     UCC
                                                     SECURED PARTY                 DATE FILED/              COLLATERAL
                                                                                   FILE NUMBER
----------------------------------------- ----------------------------------- ----------------------- ----------------------
U.S. Virgin Islands                       [TO FOLLOW-LIEN SEARCH REPORT NOT
                                          YET RECEIVED]
----------------------------------------- ----------------------------------- ----------------------- ----------------------

----------------------------------------- ----------------------------------- ----------------------- ----------------------

GFD FABRICS, INC.

----------------------------------------- ----------------------------------- ----------------------- ----------------------
                LOCATION                                 UCC                           UCC                     UCC
                                                     SECURED PARTY                 DATE FILED/              COLLATERAL
                                                                                   FILE NUMBER
----------------------------------------- ----------------------------------- ----------------------- ----------------------
North Carolina Secretary of State9        The CIT Group/Commercial            9/28/1995               Accounts,
                                          Services, Inc.                      1267510                 instruments,
                                                                                                      documents, chattel
                                                                                                      paper, general
                                                                                                      intangibles and
                                                                                                      proceeds

TWIN RIVERS TEXTILE PRINTING AND FINISHING

NONE

----------
9 There was no listing for GFD Fabrics, however, there was a similar listing for GFD, division of Goldtex, Inc.

                                                                       EXHIBIT P
                                                                       ---------


                AMENDED AND RESTATED PATENT COLLATERAL ASSIGNMENT
   IT IS HEREBY AGREED as of November 6, 2000 among GUILFORD MILLS, INC., a Delaware corporation (the "Company"), GFD FABRICS, INC., a North Carolina corporation, both with their executive offices at 4925 West Market Street, Greensboro, North Carolina 27407 (collectively, the "Assignors" and each individually, an "Assignor", which term shall refer to any Significant Domestic Subsidiary (as defined in the Credit Agreement described below) which becomes an Assignor pursuant to Paragraph 12 hereof and Section 5.21 of the Credit Agreement) and WACHOVIA BANK, N.A., a national banking association (in its individual capacity, "Wachovia") organized under the laws of the United States of America, as collateral agent (in such capacity, together with its successors and assigns, "Collateral Agent") for itself, and for (i) The Prudential Insurance Company of America, The Variable Annuity Life Insurance Company, American General Annuity Insurance Company, Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company (collectively, together with any other holders of Senior Notes, as defined in and from time to time pursuant to the Note Purchase Agreements, as defined in the Intercreditor Agreement described below, the "Senior Note Holders") and (ii) Wachovia, First Union National Bank, Bank One, NA and Branch Banking and Trust Company (collectively, together with any other Banks parties from time to time to the Credit Agreement dated as of May 26, 2000, as amended by First Amendment to Credit Agreement dated as of even date herewith (as so amended, and as it may hereafter be amended or supplemented from time to time, the "Credit Agreement") among the Company, Wachovia, as Administrative Agent, First Union National Bank, as Syndication Agent, Bank One, NA, as Documentation Agent, and the Banks listed therein, the "Banks"; the Senior Note Holders and the Banks being collectively referred to, together with any Cash Management Services Provider (as defined in the Intercreditor Agreement), with respect to Cash Management Services Obligations (as defined in the Intercreditor Agreement), and any Bank providing hedge arrangements giving rise to Hedge Obligations or Bank Letter of Credit Obligations (as those terms are defined in the Intercreditor Agreement) and Wachovia Bank, N.A., with respect to the A-Advanced Guaranty Obligations (as defined in the Intercreditor Agreement), as "Secured Parties"), in connection with that certain Intercreditor Agreement by and among the Company, the Collateral Agent and the Secured Parties dated as of May 26, 2000 (as amended or otherwise modified from time to time, the "Intercreditor Agreement") as follows:

   1. As collateral security for, and to secure the prompt payment in full of the Secured Obligations (as defined in the Intercreditor Agreement), each of the Assignors hereby grants, assigns, and conveys to the Collateral Agent, for the ratable benefit of the Secured Parties, the entire right, title, and interest in and to the respective patent applications and patents listed in Exhibit "A" attached hereto, including, without limitation, all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present, and future infringements, all rights corresponding thereto throughout the world, and all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof (collectively, the "Patents").

   2. Each of the Assignors, jointly and severally, covenants and warrants that:

                  (a) The Patents (other than patent applications) are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

                  (b) Each of the Patents (other than patent applications) is valid and enforceable;

                  (c) Except as set forth on Schedule 2(c), each of the Assignors is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the respective Patents as set forth on Exhibit "A", free and clear of any liens, charges, and encumbrances, including, without limitation, licenses, shop rights, and covenants by any Assignor not to sue third persons; and

                  (d) Each Assignor has the unqualified right to enter into this Agreement and perform its terms.

   3. Each Assignor agrees that, until all of the Secured Obligations shall have been satisfied in full, it will not enter into any agreement (for example, a license agreement) which is inconsistent with such Assignor's obligations under this Agreement without the Collateral Agent's prior written consent, except as permitted under the Credit Agreement.

   4. If, before the Secured Obligations shall have been satisfied in full, any Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any patent or any improvement of any Patent, the provisions of Paragraph 1 shall automatically apply thereto and such Assignor shall give to the Collateral Agent prompt notice thereof in writing.

   5. Each Assignor authorizes the Collateral Agent to modify this Agreement by amending Exhibit "A" to include any future patents and patent applications which are Patents under Paragraph 4 or Paragraph 12 hereof.

   6. Unless and until there shall have occurred and be continuing an Event of Default (as defined in the Intercreditor Agreement), the Collateral Agent hereby grants to each Assignor the exclusive, nontransferable right and license to make, have made, use, and sell the inventions disclosed and claimed in the Patents and to collect and use the proceeds thereof and exercise all rights assigned hereby for such Assignor's and any Subsidiary's (as defined in the Credit Agreement) own benefit and account and for none other. Except as permitted under the Credit Agreement, each Assignor agrees not to sell or assign its interest in, or grant any sublicense under, the license granted to such Assignor in this Paragraph 6, without the prior written consent of the Collateral Agent.

   7. If any Event of Default shall have occurred, each Assignor's license under the Patents as set forth in Paragraph 6 shall terminate upon written notice from the Collateral Agent, and the Collateral Agent shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Collateral Agent may immediately, without demand of performance and without other notice (except as set forth next below) or demand whatsoever to Assignors, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in the State of Georgia, or elsewhere, the whole or from time to time any part of the Patents, or interest which any of the Assignors may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for broker's fees and legal services), shall apply the residue of such proceeds toward the payment of the Secured Obligations pursuant to the Intercreditor Agreement. Any remainder of the proceeds after payment in full of the Secured Obligations pursuant to the Intercreditor Agreement shall be paid over to the Company. Notice of any sale or other disposition of the Patents shall be given to the applicable Assignor at least ten (10) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which each Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, the Collateral Agent may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of the Assignors, which right is hereby waived and released.

   8. At such time as the Company shall completely satisfy all of the Secured Obligations in accordance with the Intercreditor Agreement, the Collateral Agent shall execute and deliver to the applicable Assignor all deeds, assignments, and other instruments as may be necessary or proper to revest in such Assignor full title to the applicable Patents, subject to any disposition thereof which may have been made by the Collateral Agent pursuant hereto.

   9. Any and all fees, costs, and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses, incurred by the Collateral Agent in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances, or otherwise protecting, maintaining, preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents after the license granted pursuant to Paragraph 6 hereof is terminated pursuant to Paragraph 7, shall be borne and paid by the Company on demand by the Collateral Agent and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the Default Rate (as defined in the Credit Agreement).

   10. Each Assignor shall have the duty, through counsel acceptable to the Collateral Agent in its reasonable discretion, to prosecute diligently any applicable patent application of the Patents pending as of the date of this Agreement or thereafter until the Secured Obligations shall have been paid in full, to make application on the respective Assignor's unpatented but patentable inventions and to preserve and maintain all applicable rights in patent applications and patents of the Patents in accordance with customary business practice and industry standards, in each case, to the extent reasonably deemed prudent by the respective Assignor. Any expenses incurred in connection with such an application shall be borne by the respective Assignor.

   11. After the license granted pursuant to Paragraph 6 hereof is terminated pursuant to Paragraph 7, the Collateral Agent shall have the rights but shall in no way be obligated to bring suit in its own name to enforce the Patents and any license hereunder, in which event the relevant Assignor shall at the request of the Collateral Agent do any and all lawful acts and execute any and all proper documents required by the Collateral Agent in aid of such enforcement, and the Company shall promptly, upon demand, reimburse and indemnify the Collateral

Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Paragraph 11.

   12. Section 5.21 of the Credit Agreement provides that Significant Domestic Subsidiaries which are not Guarantors (as defined in the Credit Agreement) must become Guarantors by, among other things, executing and delivering to the Collateral Agent a counterpart of this Agreement; provided, however, that any Guarantor that does not own Patents shall not be required to execute a counterpart to this Agreement. Any Guarantor which is not a party to this Agreement that obtains Patents subsequent to the date hereof shall likewise be required to execute and deliver to the Collateral Agent a counterpart of this Agreement. Any Guarantor which executes and delivers to the Collateral Agent a counterpart of this Agreement shall be an Assignor for all purposes hereunder.

   13. No course of dealing between any Assignor and the Collateral Agent, nor any failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power, or privilege hereunder or under the Credit Agreement or the Intercreditor Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or future exercise thereof or the exercise of any other right, power, or privilege.

   14. All of the Collateral Agent's rights and remedies with respect to the Patents, whether established hereby or by the Credit Agreement or the Intercreditor Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

   15. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable, in whole or in part, in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

   16. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Paragraph 5.

   17. Upon indefeasible payment in full of all of the Bank Obligations (as defined in the Intercreditor Agreement), and termination of all Commitments under the Credit Agreement, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms the Collateral Agent agrees to take such actions as the Company may reasonably request, and at the sole cost and expense of the Company, to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

   18. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and the permitted assigns of the parties, except that none of the Assignors shall be permitted to assign this Agreement or any interest herein or in the Patents, or any part thereof.

   19. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

   20. Except as otherwise provided herein, any notice required hereunder shall be given in accordance with the applicable terms of the Credit Agreement.

                     [Signatures Contained on the Next Page]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement and have caused their corporate seals to be affixed hereto on the date first above written.


                                      WACHOVIA BANK, N.A.,
                                      as Collateral Agent


                                      By:
                                         ----------------------------------
                                         Title:

ATTEST:                               GUILFORD MILLS, INC.

By:                                   By:
   ---------------------------           ----------------------------------
            Secretary                    Title:

(Corporate Seal)

ATTEST:                               GFD FABRICS, INC.

By:                                   By:
   ---------------------------           ----------------------------------
            Secretary                    Title:

(Corporate Seal)

STATE OF                            )
         ---------------------------
                                    )
COUNTY OF                           )
          --------------------------


   BEFORE ME, the undersigned Notary Public, on this day personally appeared _________________________________ of Guilford Mills, Inc., a Delaware
corporation, and _________________________________ of GFD Fabrics, Inc., a North
Carolina corporation, proved to me to be the persons and officers whose names are subscribed to the foregoing instrument and acknowledged to me that the same was the act of said corporations, and that each executed the same as the act of said corporation for the purpose and consideration therein expressed and in the capacity therein stated:

   GIVEN UNDER MY HAND AND OFFICIAL SEAL this ____ day of ____________, 2000.



                                       ----------------------------------
                                       Notary Public in and for the State
                                       of _______________



(SEAL)

My Commission Expires:

------------------